                                                                    EXHIBIT 10.3


                    $250,000,000 REVOLVING CREDIT FACILITY

                               CREDIT AGREEMENT

                                 by and among

                          MARINER HEALTH GROUP, INC.

                                      and

                            THE BANKS PARTY HERETO

                                      and

            PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

                                      and

                FIRST UNION NATIONAL BANK, as Syndication Agent




                     Dated as of May 18, 1994, as amended

                               TABLE OF CONTENTS




                                      (i)

                                   SCHEDULES

SCHEDULE 1.01(C)    COMMITMENTS OF BANKS

SCHEDULE 1.01(P)    PERMITTED LIENS

SCHEDULE 2.09(a) EXISTING LETTERS OF CREDIT; LOANS, INTEREST AND OTHER OBLIGATIONS UNDER PRIOR CREDIT AGREEMENT

SCHEDULES 6.01(a)   QUALIFICATIONS TO DO BUSINESS, SUBSIDIARIES AND
and 6.01(c)         EXCLUDED ENTITIES

SCHEDULE 6.01(u)    MATERIAL CONTRACTS

SCHEDULE 6.01(y)    ENVIRONMENTAL DISCLOSURES

SCHEDULE 6.01(z)    CERTAIN DISCLOSURES REGARDING OTHER DEBT OF THE BORROWER

SCHEDULE 6.01(aa) OWNED AND LEASED REAL PROPERTY OF THE LOAN PARTIES; MATTERS REGARDING CERTAIN LEASED FACILITIES AND INDEBTEDNESS OF CERTAIN SUBSIDIARIES

SCHEDULE 6.01(cc)   CERTAIN AFFILIATE TRANSACTIONS

SCHEDULE 8.01(1)    CERTAIN DISCLOSURES REGARDING SUBORDINATION OF INDEBTEDNESS

SCHEDULE 8.02(a)    PERMITTED INDEBTEDNESS

SCHEDULE 8.02(c)    CERTAIN GUARANTEES

SCHEDULE 8.02(d)    RESTRICTED INVESTMENTS

SCHEDULE 8.02(x)    EXISTING NEGATIVE PLEDGE COVENANTS

                                     (ii)

                                   EXHIBITS

EXHIBIT 1.01(A)     ASSIGNMENT AND ASSUMPTION AGREEMENT

EXHIBIT 1.01(C) CONDITIONS FOR INCURRENCE OF CERTAIN LIENS AND CERTAIN INDEBTEDNESS

EXHIBIT 1.01(C)(1)  COLLATERAL SHARING AGREEMENT

EXHIBIT 1.01(F)     FIRST MORTGAGE

EXHIBIT 1.01(G)     GUARANTY AND SURETYSHIP AGREEMENT

EXHIBIT 1.01(I)     INDEMNITY

EXHIBIT 1.01(I)(1)  INTERCREDITOR AGREEMENT - LEASED FACILITY (A) and (B)

EXHIBIT 1.01(I)(2)  INTERCREDITOR AGREEMENT - OWNED FACILITY (A) and (B)

EXHIBIT 1.01(P)     PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT

EXHIBIT 1.01(P)(1)  PLEDGE AGREEMENT (Borrower)

EXHIBIT 1.01(P)(2)  PLEDGE AGREEMENT (Subsidiaries Pledging Stock)

EXHIBIT 1.01(P)(3)  PLEDGE AGREEMENT (Subsidiaries Pledging Partnership
                    Interests)

EXHIBIT 1.01(R)     REVOLVING CREDIT NOTE

EXHIBIT 1.01(S)(1)  SECURITY AGREEMENT

EXHIBIT 1.01(S)     SUBORDINATION AGREEMENT (Intercompany)

EXHIBIT 1.01(T)     TRUSTEE AGREEMENT

EXHIBIT 2.05        LOAN REQUEST

EXHIBIT 8.01(l)     TERMS OF CERTAIN SUBORDINATED INDEBTEDNESS

EXHIBIT 8.01(m)(i)  ACQUISITION APPROVAL CERTIFICATE

EXHIBIT 8.01(m)(ii) ACQUISITION NOTICE CERTIFICATE

EXHIBIT 8.03(d)     COMPLIANCE CERTIFICATE

                                     (iii)

                               CREDIT AGREEMENT

          THIS CREDIT AGREEMENT is dated as of May 18, 1994, as amended and is made by and among MARINER HEALTH GROUP, INC., a Delaware corporation (the "Borrower"), the BANKS (as hereinafter defined), FIRST UNION NATIONAL BANK, in its capacity as syndication agent (hereinafter referred to in such capacity as the "Syndication Agent"), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks under this Agreement (hereinafter referred to in such capacity as the "Administrative Agent").

                                  WITNESSETH:

          WHEREAS, the Borrower, the Administrative Agent and the Banks are party to that certain Credit Agreement dated as of May 18, 1994 (as amended prior to the date hereof, the "Existing Revolving Credit Agreement"), pursuant to which the Banks have heretofore provided the Borrower with a revolving credit facility (the "Revolving Credit Facility") in an aggregate principal amount not to exceed $250,000,000; and

          WHEREAS, the Borrower has requested the amendment of certain covenants; and

          WHEREAS, the Banks are willing to agree to the foregoing subject to the terms and conditions hereafter set forth.

          NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

                                   ARTICLE I
                              CERTAIN DEFINITIONS
                              -------------------

          1.01 Certain Definitions.  In addition to words and terms defined
               -------------------
elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

               Acquisition Approval Certificate shall have the meaning set forth
               --------------------------------
in Section 8.01(m)(i).

               Acquisition Income Reporting Period shall mean the period during
               -----------------------------------
which Borrower shall measure Consolidated Cash Flow from Operations pursuant to
Section 8.01(m) for purposes of computing Borrower's leverage ratio and its other financial covenants on the date on which Borrower makes any Permitted Acquisition, which period shall be either:

                    (1) the four fiscal quarters ending immediately before the date of such Permitted Acquisition (the "Immediately Preceding Four Quarters") if such Permitted Acquisition occurs after the Delivery Date for the financial statements of Borrower for such Immediately Preceding Four Quarters, or

                    (2) the four fiscal quarters ending one quarter period prior to the end of the Immediately Preceding Four Quarters (the "Second Preceding Four Quarters") if such Permitted Acquisition occurs before the Delivery Date for the financial statements of Borrower for the Immediately Preceding Four Quarters.

               Acquisition Notice Certificate shall have the meaning given to
               ------------------------------
such term in Section 8.01(m)(ii).

               Acquisition Reporting Certification shall mean any Permitted
               -----------------------------------
Acquisition with respect to which Borrower delivers or is required to deliver either an Acquisition Notice Certificate or an Acquisition Approval Certificate pursuant to Section 8.01(m).

               Adjusted Net Income shall mean for any period of determination an
               -------------------
amount equal to the net income (loss) of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP; provided, however, that there shall not be included in such Adjusted Net Income any non-recurring items related to costs and expenses incurred in connection with acquisitions and dispositions of assets, merger transactions or other business combinations, any extraordinary gain or loss, the cumulative effect of a change in accounting principles and costs related to the discharge of legal judgments or settlement costs related to the settlement of a bona fide dispute between the Borrower or any of its Subsidiaries and any other Person.

               Adjusted Total Indebtedness shall mean, as of any date of
               ---------------------------
determination, Total Indebtedness, less, the aggregate amount of the sum without duplication, of the following items (a), (b), (c) and (d): (a) the outstanding principal amount of the Subordinated Notes, (b) the outstanding principal amount of Permitted Subordinated Indebtedness which refinances or is used to purchase Subordinated Notes, (c) the outstanding principal amount of the Loans, up to an aggregate of $25 million, the proceeds of which have been used to purchase the Designated Portion of the Subordinated Notes (directly or indirectly, including as permitted by Sections 8.02(d)(vii) or 8.02(e)(vii)), and (d) the outstanding principal amount of Indebtedness permitted pursuant to Section 8.02(a)(iv). Notwithstanding the foregoing, it is expressly agreed that Total Indebtedness shall, in no event, be reduced by more than $150,000,000 with respect to the aggregate amount of items (a), (b) and (c) described in the previous sentence.

               Administrative Agent shall mean PNC Bank, National Association,
               --------------------
in its capacity as administrative agent for the Banks under this Agreement and its successors in such capacity.

               Administrative Agent's Fee shall have the meaning assigned to
               --------------------------
that term in Section 10.15 hereof.

               Affiliate as to any person shall mean any other person (i) which
               ---------
directly or indirectly controls, is controlled by, or is under common control with such person, (ii) which beneficially owns or holds 50% or more of any class of the voting stock of the Borrower, or (iii) 50% or more of the voting stock (or in the case of a person which is not an individual or a corporation, 50% or more of the equity interest) of which is beneficially owned or held, directly or indirectly, by the Borrower. Control, as used herein, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

               Agents shall mean collectively the Administrative Agent and the
               ------
Syndication Agent, and Agent shall mean any one of the Agents, individually.

               Agreement shall mean this Credit Agreement as the same may be
               ---------
supplemented, amended, modified or restated from time to time including all schedules and exhibits hereto.

               Agreement No. 15 shall mean that certain Amendment No. 15 to
               ----------------
Credit Agreement dated October 3, 1997 among Borrower, the Banks and Administrative Agent, together with schedules and exhibits thereto.

               Agreement No. 17 to Credit Agreement dated July 14, 1998 among
               ------------------------------------
Borrower, the Banks and Administrative Agent, together with schedules and exhibits thereto.

               Amendment No. 16 shall mean that certain Amendment No. 16 to
               ----------------
Credit Agreement dated January 2, 1998 among Borrower, the Banks and Administrative Agent, together with schedules and exhibits thereto.

               Ansonia shall mean Mariner Health Care of Southern Connecticut, a
               -------
corporation organized and existing under the laws of the State of Connecticut.

               Applicable Percentage Over Euro-Rate shall have the meaning
               ------------------------------------
assigned to such term in Section 4.01(a)(ii).

               Approved Charges shall mean, for any period of determination, the
               ----------------
following charges, determined and consolidated in accordance with GAAP, to Consolidated Net Income:

                    (i) charges for Medicare Recoupment (taken or to be taken with respect to fiscal years 1996, 1997, or 1998 and relating to Medicare's disallowance of costs under related party rules), not to exceed for the Borrower and its Subsidiaries on a consolidated basis, $50,000,000 in the aggregate for the period commencing on the Eighteenth Amendment Effective Date through and including the Expiration Date;

                    (ii) charges to increase accounts receivable reserves (solely for the purpose of achieving consistency of accounts receivable reserve levels of the Borrower and its Subsidiaries with the policies of MPN), not to exceed for the Borrower and its Subsidiaries on a consolidated basis, $25,000,000 in the aggregate for the period commencing on the Eighteenth Amendment Effective Date through and including the Expiration Date;

                    (iii) non-recurring cash charges for employee related costs of the Borrower including, without limitation, relocation and recruitment costs, retention bonuses, severance payments to employees of the Borrower, reasonable and customary transaction fees, including without limitation, legal and other professional fees, paid or to be paid following the Seventeenth Amendment Effective Date, all as related to the Eighteenth Amendment or the Paragon Acquisition, not to exceed for the Borrower and its Subsidiaries on a consolidated basis $13,000,000 and other cash charges of a similar nature which shall have been approved in writing by the Agents prior to the taking of such charge; and

                    (iv) subject to the prior written approval of the Required Banks, other cash charges (recurring or nonrecurring), extraordinary items, or non-recurring expenses incurred in connection with any Permitted Acquisition.

               Assignment and Assumption Agreement shall mean an Assignment and
               -----------------------------------
Assumption Agreement by and among a Purchasing Bank, the Transferor Bank and the Administrative Agent, as agent and on behalf of the remaining Banks, substantially in the form of Exhibit 1.01(A) hereto.
                             ---------------

               Authorized Officer shall mean with respect to each Loan Party
               ------------------
those persons designated by written notice to the Administrative Agent from the Borrower, authorized to execute notices, reports and other documents required hereunder. The Borrower may amend such list of persons from time to time by giving written notice of such amendment to the Administrative Agent.

               Bank shall mean the financial institutions named on Schedule
               ----                                                --------
1.01(R)(2) hereto and their respective successors and assigns as permitted
----------
hereunder, each of which is referred to herein as a Bank.
                                                    ----

               Base Rate shall mean the greater of (i) the interest rate per
               ---------
annum announced from time to time by the Administrative Agent at its Principal Office as its then prime rate, which rate may not necessarily be the lowest rate then being charged commercial borrowers by the Administrative Agent, or (ii) the Federal Funds Effective Rate plus one-half percent (0.5%) per annum.

               Base Rate Option shall mean the Revolving Credit Base Rate
               ----------------
Option.

               Benefit Arrangement shall mean at any time an "employee benefit
               -------------------
plan," within the meaning of Section 3(3) of ERISA, which is neither a Plan or a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to, by any member of the ERISA Group.

               Borrower shall mean Mariner Health Group, Inc., a corporation
               --------
organized and existing under the laws of the State of Delaware.

               Borrowing Date shall mean, with respect to any Loan, the date for
               --------------
the making thereof or the renewal thereof or conversion thereof to the same or a different Interest Rate Option, which shall be a Business Day.

               Borrowing Tranche shall mean specified portions of Loans
               -----------------
outstanding as follows: (i) any loan to which a Euro-Rate Option applies which becomes subject to the same Interest Rate Option under the same Loan Request by the Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

               Business Day shall mean (i) with respect to matters relating to
               ------------
the Euro-Rate Option, a day on which banks in the London interbank market are dealing in U.S. Dollar deposits and on which commercial banks are open for domestic and international business in Pittsburgh, Pennsylvania and New York, New York, and (ii) with respect to any other matter, a day on which commercial banks are open for business in Pittsburgh, Pennsylvania and New York, New York.

               Capital Stock shall mean any and all shares, interests,
               -------------
participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

               Change in Ownership shall mean the occurrence of any of the
               -------------------
following: (i) if, from and after the Seventeenth Amendment Effective Date, any person or group within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") excluding the Permitted Investors, shall at any time designate or obtain the right to designate a percentage (the "Third Party Board Percentage") equal to 25% or more of the members of the Board of Directors of MPN unless at such time the percentage of
                                         ------
the members of the Board of Directors of MPN designated by the Permitted Investors is greater than the Third Party Board Percentage; (ii) any "person" or "group" (as such terms are defined above), excluding the Permitted Investors, shall at any time become, or obtain rights (whether by means of warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rule 13(d)3 and 13(d)5 under the Exchange Act), directly or indirectly, of a percentage (the "Third Party Stock Percentage") equal to 33-1/3% or more of the Voting Stock of MPN unless at such time the percentage of outstanding Voting
                    ------
Stock of MPN beneficially owned by the Permitted Investors (determined on a fully diluted basis) is equal to or greater than the Third Party Stock Percentage, provided, that for the purposes of this clause (ii), Voting Stock
            --------
that a Permitted Investor has the power to vote in its sole discretion pursuant to contract or proxy shall be deemed to be beneficially owned by such Permitted Investor and not by any other "person" or "group"; (iii) a Specified Change of Control shall occur; or (iv) MPN shall cease to own, directly or indirectly, one hundred percent (100%) of all Voting Stock of the Borrower.

               Class A Excluded Entities shall mean collectively those Excluded
               -------------------------
Entities which have not incurred any Restricted Indebtedness nor are subject to or bound by the terms of any agreement with respect to Restricted Indebtedness, and Class A Excluded Entity shall mean separately any Class A Excluded Entity.
    -----------------------

               Closing Date shall mean May 18, 1994, which is the Business Day
               ------------
on which the first Loan was made.

               Collateral Agent shall mean PNC Bank National Association in its
               ----------------
capacity as the collateral agent under the Collateral Sharing Agreement and its successors, and its assigns in such capacity.

               Collateral shall mean the Pledge Collateral, the UCC Collateral,
               ----------
the Intellectual Property Collateral, all of the collateral (consisting of real or personal property) under the First Mortgages, the Mortgages and the Leasehold Mortgages and any other collateral security in which any of the Loan Parties may hereafter grant a security interest or other lien to the Administrative Agent or the Collateral Agent, as the case may be, for the benefit of the Banks as security for their obligations under the Loan Documents.

               Collateral Sharing Agreement shall mean the Collateral Sharing
               ----------------------------
Agreement among the Administrative Agent, the Loan Parties, the Term Loan Parties, the administrative agent under the Term Loan Agreement and the Collateral Agent, substantially in the form of Exhibit 1.01(C)(1).
                                               -------------------

               Combined Commitment shall mean, as to any Bank, as of any date of
               -------------------
determination, the aggregate of its Revolving Credit Commitment and its Term Loan Commitment (if any).

               Commitment shall mean as to any Bank its Revolving Credit
               ----------
Commitment and Commitments shall mean the aggregate of the Revolving Credit
               -----------
Commitments of all of the Banks.

               Commitment Fee shall have the meaning assigned to that term in
               --------------
Section 2.03 hereof.

               Compliance Certificate shall have the meaning set forth in
               ----------------------
Section 8.03(d).

               Conditions for Incurrence of Certain Liens and Certain
               ------------------------------------------------------
Indebtedness shall mean those conditions set forth on Exhibit 1.01(C).
------------                                          ---------------

               Consolidated Cash Flow from Operations for any period of
               --------------------------------------
determination shall mean the difference between the amounts determined under the following clauses (i) and (ii): (i) the sum, without duplication, of (X) the sum of Consolidated Net Income, depreciation, amortization, Approved Charges, other non-cash charges to Consolidated Net Income (including, without limitation, ordinary course reserves with respect to bad debts arising out of ordinary course accounts receivable), interest expense, and income tax expense of the Borrower and its Restricted Subsidiaries for such period determined in accordance with GAAP, plus (Y) the sum of the Consolidated Cash Flow from Operations Adjustment Amount for all Class A Excluded Entities, minus (ii) non-cash credits to net income of the Borrower and its Restricted Subsidiaries for such period determined in accordance with GAAP, subject to the adjustments described in this definition below.

               If the Loan Parties make a Permitted Acquisition and the Banks approve of the historical and pro forma financial statements of the business acquired in such Permitted Acquisition pursuant to Section 8.01(m) hereof, Consolidated Cash Flow from Operations shall be adjusted as set forth in paragraphs (A) and (B) below. The adjustments in Paragraphs (A) and (B) below shall apply to computations of the ratios in Sections 2.01, 2.03, 4.01(a), 8.02(f), 8.02(q), 8.02(r), 8.02(s) and 8.02(u) on
the date of such Permitted Acquisition and at the end of each of the four fiscal quarters after such Permitted Acquisition. (The adjustments described in Paragraph (A) below shall not apply to computations of such ratios made as of the end of the fiscal quarter immediately preceding the date of such Permitted Acquisition.)

               (A) Consolidated Cash Flow from Operations for periods prior to such Permitted Acquisition shall include (i) the sum of net income, depreciation, amortization, other non-cash charges to net income, interest expense and income tax expense of the acquired business, plus the adjustment, if any pursuant to clause (B) below, minus (ii) non-cash credits to net income of such business, in each case as determined in accordance with GAAP; and

               (B) To the extent, in the determination of net income of the acquired business utilized in clause (A) above, deductions were taken in respect of rental expense pursuant to operating leases in accordance with GAAP and following the consummation of a Permitted Acquisition the Borrower appropriately amends such leases so that, in accordance with GAAP, such rental expense pursuant to operating leases may properly be treated as rental expense pursuant to capital leases (and the Borrower treats such leases as capital leases for periods following the consummation by the Borrower of such Permitted Acquisition) then, such net income for purposes of clause (A) above shall be increased by the deductions taken in respect of rental expense pursuant to such operating leases during the period of determination.

          Consolidated Cash Flow from Operations Adjustment Amount shall mean,
          --------------------------------------------------------
for each Class A Excluded Entity, for any period of determination, the amount equal to the product of (A) a percentage, as determined by the Administrative Agent in its reasonable discretion, multiplied by (B) the difference between (i) the sum of net income, depreciation, amortization, other non-cash charges to such net income, interest expense and income tax expense of such Class A Excluded Entity for such period, as determined in accordance with GAAP, minus
(ii) non-cash credits to net income of such Class A Excluded Entity for such period, as determined in accordance with GAAP. In determining the applicable percentage under clause (A) above, the Administrative Agent shall review with the Borrower the constituent documents of each Excluded Entity, including without limitation, partnership agreements, shareholder agreements and other relevant documents which the Borrower agrees to provide as the Administrative Agent may reasonably request, and the Administrative Agent shall also review the equity ownership interests of the Loan Parties in each Excluded Entity and the actual cash flow available to be distributed to the Loan Parties from the operations of each Excluded Entity.

          Consolidated Net Income shall mean for any period of determination an
          -----------------------
amount equal to the net income of the Borrower and its Restricted Subsidiaries for such period determined in accordance with GAAP, but without regard to net income attributable to Excluded Entities.

          Consolidated Net Worth shall mean as of any date of determination
          ----------------------
total stockholders' equity of the Borrower and its Subsidiaries as of such date determined and consolidated in accordance with GAAP.

          Contamination shall mean the presence or release or threat of release
          -------------
of Regulated Substances in, on, under or emanating to or from the Property, which pursuant to Environmental Laws requires notification or reporting to an Official Body, or which pursuant to Environmental Laws requires the identification, investigation, cleanup, removal, remediation, containment, control, abatement of or other response action or which otherwise constitutes a violation of Environmental Laws.

          Control Investment Affiliate shall mean as to any Person, any other
          ----------------------------
Person which (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          Corporate Shares shall have the meaning assigned to that term in
          ----------------
Section 6.01(c).

          Corporate Subsidiaries shall mean collectively the Subsidiaries of
          ----------------------
Borrower which are corporations, and Corporate Subsidiary shall mean
                                     --------------------
individually any of them.

          Delivery Date shall mean the date which is the earlier of (i) the date
          -------------
on which the Borrower delivers its consolidated financial statements to the Administrative Agent and the Banks pursuant to Sections 8.03(b) and (c), or (ii) one Business Day following the date on which such financial statements are due to be delivered pursuant to such Sections.

          Designated Portion of the Subordinated Notes shall mean, as of any
          --------------------------------------------
date of determination, that portion of the Subordinated Notes, held by NationsBank, N.A., pursuant to the LMS Swap Agreement.

          Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful
          -----------------------------                -
money of the United States of America.

          Drawing Date shall have the meaning assigned to that term in
          ------------
Section 2.09(d).

          Eighteenth Amendment shall mean that certain Amendment No. 18 to
          --------------------
Credit Agreement, dated as of December 23, 1998 among Borrower, the Banks and the Agents.

          Eighteenth Amendment Effective Date shall mean December 23, 1998.
          -----------------------------------

          Environmental Complaint shall mean any written complaint by any Person
          -----------------------
or Official Body setting forth a cause of action for personal injury or property damage, natural resource damage, contribution or indemnity for response costs, civil or administrative penalties, criminal fines or penalties, or declaratory or equitable relief arising under any Environmental Law or any order, notice of violation, citation, subpoena, request for information or other written notice or demand of any type issued by an Official Body pursuant to any Environmental Law.

          Environmental Law shall mean all federal, state, local and foreign
          -----------------
Laws and any consent decrees, settlement agreements, judgments, orders, directives, policies or programs issued by or entered into with an Official Body pertaining or relating to: (i) pollution or pollution control; (ii) protection of human health or the environment; (iii) employee safety in the workplace; (iv) the management, presence, use, generation, processing, extraction, treatment, recycling, refining, reclamation, labeling, transport, storage, collection, distribution, disposal or release or threat of release of Regulated Substances;
(v) the presence of Contamination; (vi) the protection of endangered or threatened species; and (vii) the protection of Environmentally Sensitive Areas.

          Environmentally Sensitive Area shall mean (i) any wetland as defined
          ------------------------------
by applicable Environmental Law; (ii) any area designated as a coastal zone pursuant to applicable Laws, including Environmental Law; (iii) any area of historic or archeological significance or scenic area as defined or designated by applicable Laws, including Environmental Law; (iv) habitats of endangered species or threatened species as designated by applicable Laws, including Environmental Law; or (v) a floodplain or other flood hazard area as defined pursuant to any applicable Laws.

          ERISA shall mean the Employee Retirement Income Security Act of 1974,
          -----
as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

          ERISA Group shall mean, at any time, the Borrower and all members of a
          -----------
controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

          Euro-Rate shall mean with respect to the Loans comprising any
          ---------
Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upward to the nearest 1/100 of 1% per annum) (i) the rate of interest determined by the Administrative Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the "offered" eurodollar rate as quoted by Exco-Noonan Incorporated (or appropriate successor or, if Exco-Noonan or its successor ceases to provide such quotes, a comparable replacement as determined by the Administrative Agent) as evidenced on Dow Jones Markets Service (formerly known as Telerate) display page 4756 (or such other display page on the Dow Jones Markets Service system as may replace Dow Jones Markets Service display page 4756), two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Borrowing Tranche and having a borrowing date and maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

                   Dow Jones Markets Service page 4756 as quoted by Exco-Noonan, Euro-Rate = (or appropriate successor)
                   --------------------------
                   1.00 - Euro-Rate Reserve Percentage

The Euro-Rate shall be adjusted with respect to any Euro-Rate Option outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

          Euro-Rate Option shall mean the Revolving Credit Euro-Rate
          ----------------
Option.

          Euro-Rate Reserve Percentage shall mean the maximum percentage
          ----------------------------
(expressed as a decimal rounded upward to the nearest 1/100 of 1%) as determined by the Administrative Agent (which determination shall be conclusive absent manifest error) which is in effect during any relevant period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a member bank in such System.

          Event of Default shall mean any of the Events of Default described
          ----------------
in Section 9.01 of this Agreement.

          Excluded Entities shall mean (i) any partnership, corporation or
          -----------------
limited liability company which is neither MPN nor a MPN Subsidiary nor a Subsidiary of any Loan Party and with respect to which a Loan Party has made a Restricted Investment permitted by Section 8.02(d)(iv), and (ii) any Unrestricted Subsidiary of the Borrower which the Borrower has designated as one of the Excluded Entities and with respect to which a Loan Party has made a Restricted Investment permitted by Section 8.02(d)(iv), and Excluded Entity
                                                            ---------------
shall mean separately any Excluded Entity.

          Existing Letters of Credit shall have the meaning given to such term
          --------------------------
in Section 2.09.

          Expiration Date shall mean, with respect to the Commitments, January
          ---------------
3, 2000.

          Facility Purchase Option shall mean an option provided by a Lessor
          ------------------------
Lender or Owned Facility Lender in an Intercreditor Agreement giving the Administrative Agent or the Banks the right to purchase the Lessor Indebtedness or Owned Facility Indebtedness from such Lessor Lender or Owned Facility Lender upon certain events of default relating to such Indebtedness.

          FAS 121 shall mean Financial Accounting Standard No. 121 promulgated
          -------
by the Financial Accounting Standards Board, as in effect from time to time.

          Federal Funds Effective Rate for any day shall mean the rate per annum
          ----------------------------
(based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight Federal funds transactions arranged by Federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day of which such rate was announced.

          First Mortgages shall mean the First Mortgages in substantially the
          ---------------
form of Exhibit 1.01(F) with respect to all owned real property of the Loan
        ---------------
Parties (other than owned real property subject to a Mortgage as of the Eighteenth Amendment Effective Date), executed and delivered by the applicable Loan Party to the Collateral Agent for the benefit of the Banks.

          Fixed Charge Coverage Ratio shall have the meaning set forth in
          ---------------------------
Section 8.02(q).

          GAAP shall mean generally accepted accounting principles as are in
          ----
effect on the Closing Date, subject to the provisions of Section 1.03 hereof, and applied on a consistent basis (except for changes in application in which the Borrower's independent certified public accountants concur) both as to classification of items and amounts.

          Guaranty of any person shall mean any obligation of such person
          --------
guaranteeing or in effect guaranteeing any liability or obligation of any other person in any manner, whether directly or indirectly, including, without limiting the generality of the foregoing, any agreement to indemnify or hold harmless any other person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

          Guaranty Agreements shall mean collectively the Guaranty and
          -------------------
Suretyship Agreements, in substantially the form attached hereto as Exhibit
                                                                    -------
1.01(G) executed and delivered by the Subsidiaries of Borrower to the
-------
Administrative Agent for the benefit of the Banks, and Guaranty Agreement shall
                                                       ------------------
mean separately any Guaranty Agreement.

          Historical Statements shall have the meaning given to such term in
          ---------------------
Section 6.01(i)(i).

          Indebtedness shall mean as to any person at any time, any and all
          ------------
indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such person for or in respect of: (i) borrowed money, including, without limitation the Subordinated Notes, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate protection agreement,

(iv) any other transaction (including without limitation forward sale or purchase agreements, capitalized (not operating) leases required under GAAP to be disclosed as a liability on the Loan Party's balance sheet and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such person to finance its operations or capital requirements (but not including the deferred portion of any Restricted Investment in an Excluded Entity if such amount is to be paid from available cash flow from operations of the Borrower and its Subsidiaries and also not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note, instrument or other evidence of indebtedness and which are not more than ninety (90) days past due (unless such past due indebtedness is being disputed in good faith and an appropriate reserve has been established with respect to such indebtedness in accordance with GAAP)), provided that, for purposes of this clause (iv) the phrase "other evidence of indebtedness" shall not include any ordinary course evidence of trade accounts payable of the Borrower or any Subsidiary such as purchase orders or invoices, or (v) any Guaranty of Indebtedness for borrowed money.

          Indenture shall mean that certain Indenture dated April 4, 1996,
          ---------
between the Borrower and State Street Bank and Trust Company, as trustee, in respect of the Subordinated Notes, as the same may be amended, modified, supplemented or restated from time to time in accordance with this Agreement.

          Indemnity shall mean the Indemnity Agreement substantially in the form
          ---------
of Exhibit 1.01(I) among the Banks, the Collateral Agent, certain of the Loan
   ---------------
Parties, certain of the Term Loan Parties and the Term Loan Banks relating to possible environmental liabilities associated with any of the Property.

          Insolvency Proceedings shall mean, with respect to any Person, (a) a
          ----------------------
case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other, similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors; undertaken under any Law.

          Intellectual Property Collateral shall mean all of the property
          --------------------------------
described in the Patent, Trademark and Copyright Security Agreement.

          Intercreditor Agreements shall mean collectively, as of any date of
          ------------------------
determination, each Intercreditor Agreement entered into between the Administrative Agent and a Lessor Lender, each Intercreditor Agreement entered into between the Administrative Agent and an Owned Facility Lender, each Intercreditor Agreement entered into as required by Section 8.02(d)(iv), and each other Intercreditor Agreement entered into between the Administrative Agent or Collateral Agent, as the case may be, and any other Person, as required pursuant to this Agreement, and Intercreditor Agreement shall mean,
                                -----------------------
individually, any of the Intercreditor Agreements.

               Interest Payment Date shall mean each date specified for the
               ---------------------
payment of interest in Section 5.03.

               Interest Period shall have the meaning assigned to such term in
               ---------------
Section 4.02.

               Interest Rate Option shall mean any Euro-Rate Option or Base Rate
               --------------------
Option.

               Internal Revenue Code shall mean the Internal Revenue Code of
               ---------------------
1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

               Labor Contractors shall have the meaning assigned to that term in
               -----------------
Section 6.01(u).

               Law shall mean any law (including common law), constitution,
               ---
statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree or award of any Official Body.

               Leased Facilities shall mean collectively all health care
               -----------------
facilities leased by a Subsidiary of Borrower, as lessee, and Leased Facility
                                                              ---------------
shall mean any of the Leased Facilities, individually.

               Leasehold Mortgages shall mean collectively, as of any date of
               -------------------
determination, each Leasehold Mortgage granted by a Subsidiary Lessee in favor of the Administrative Agent (or Collateral Agent, as the case may be) for the benefit of the Banks with respect to the Leased Facility leased by such Subsidiary Lessee, and Leasehold Mortgage shall mean individually any of the
                       ------------------
Leasehold Mortgages. To the extent that a Leasehold Mortgage is granted by a Loan Party, as grantor, on or after the Eighteenth Amendment Effective Date as required by this Agreement, such Leasehold Mortgage shall be in favor of the Collateral Agent for the benefit of the Banks and shall be in form and substance satisfactory to the Administrative Agent, notwithstanding any provisions of this Agreement to the contrary.

               Lessor shall mean with respect to a Leased Facility, the person
               ------
which owns such facility and leases such facility to a Subsidiary Lessee.

               Lessor Indebtedness shall mean Indebtedness of a Lessor either
               -------------------
secured by the assets of or related to the Leased Facility owned by such Lessor or which includes restrictive covenants or other provisions related or applicable to such Leased Facility.

               Lessor Lender shall mean, with respect to any Lessor
               -------------
Indebtedness, the obligee thereof.

               Letter of Credit shall have the meaning assigned to that term in
               ----------------
Section 2.09.

               Letter of Credit Borrowing shall mean an extension of credit
               --------------------------
resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made and shall not have been converted into a Revolving Credit Loan under Section 2.09(d).

               Letter of Credit Fee shall have the meaning assigned to that term
               --------------------
in Section 2.09.

               Letters of Credit Outstanding shall mean at any time the sum of
               -----------------------------
(i) the aggregate undrawn face amount of outstanding Letters of Credit and (ii) the aggregate amount of all unpaid and outstanding Reimbursement Obligations.

               Lien shall mean any mortgage, deed of trust, pledge, lien,
               ----
security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including but not limited to any conditional sale or title retention arrangement, and any assignment, deposit arrangement or capitalized lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

               LMS Swap Agreement shall mean that certain Confirmation for U.S.
               ------------------
Dollar Total Return Swap Transaction to be subject to 1992 Master Swap Agreement dated September 21, 1998, between NationsBank, N.A. and MPN, as amended, together with that certain Guaranty dated as of September 21, 1998 given by the Borrower and certain of its Subsidiaries in favor of NationsBank, N.A. with respect thereto.

               Loan Documents shall mean this Agreement, the Collateral Sharing
               --------------
Agreement, the First Mortgages, the Notes, the Guaranty Agreements, the Pledge Agreements, the Mortgages, the Leasehold Mortgages, the Intercreditor Agreements, the Trustee Agreement, the Subordination Agreement (Intercompany), the Indemnity, the Patent, Trademark and Copyright Security Agreement, the Security Agreement and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may have previously been or in the future be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.
               -------------
Notwithstanding any provision of this Agreement to the contrary, it is expressly agreed that: (i) any First Mortgage, Pledge Agreement, Mortgage, Leasehold Mortgage, Intercreditor Agreement, Security Agreement or Patent, Trademark and Copyright Security Agreement required to be entered into by a Loan Party as debtor, pledgor, or mortgagor on or after the Eighteenth Amendment Effective Date shall, unless otherwise required by the Administrative Agent, name the Collateral Agent, as secured party, mortgagee, grantee, pledgee or similar designation, as the case may be, for the ratable benefit of the Banks and (on a pari passu basis) the Term Loan Banks, and (ii) any Loan Party formed or acquired on or after the Eighteenth Amendment effective date shall execute and deliver a joinder to the Collateral Sharing Agreement in form and substance satisfactory to the Administrative Agent.

               Loan Parties shall mean the Borrower and its Subsidiaries,
               ------------
other than those Subsidiaries which are permitted Excluded Entities.

               Loan Request shall mean a request for Revolving Credit Loans
               ------------
made in accordance with Section 2.05 hereof or a request to select, convert to or renew a Euro-Rate Option in accordance with Section 4.02 hereof.

               Loans shall mean collectively and Loan shall mean separately all
               -----                             ----
Revolving Credit Loans or any Revolving Credit Loan.

               Make Whole Amount shall mean the amount payable to NationsBank,
               -----------------
N.A. pursuant to Section 4.B. of the LMS Swap Agreement equal to the lesser of
(i) $25,000,000, or (ii) the amount equal to the difference between $41,700,000 and the price obtained by NationsBank, N.A. upon the sale of the Designated Portion of the Subordinated Notes to a Person other than MPN, or the Borrower or any of their respective Affiliates.

               Mariner Maryland shall mean Mariner Health Care of Baltimore,
               ----------------
Inc., a corporation organized and existing under the laws of the Commonwealth of Massachusetts.

               Mariner Nashville shall mean Mariner Health Care of Nashville,
               -----------------
Inc., a Delaware corporation, a Subsidiary of the Borrower and the successor by merger to Convalescent Services Inc., a Georgia corporation.

               Material Adverse Change shall mean any set of circumstances or
               -----------------------
events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition, results of operations or prospects of the Borrower and its Subsidiaries taken as a whole, (c) impairs materially or could reasonably be expected to impair materially the ability of the Borrower or any of its Subsidiaries to duly and punctually pay or perform its Indebtedness, or (d) impairs materially or could reasonably be expected to impair materially the ability of any Agent or any of the Banks, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

               Material Subsidiary shall mean any Subsidiary the revenue or net
               -------------------
income of which represented more than five percent (5%) of the Borrower's consolidated revenues or consolidated net income during the preceding four (4) fiscal quarters.

               Member Interests shall have the meaning assigned to that term in
               ----------------
Section 6.01(c).

               Month, with respect to an Interest Period under the Euro-Rate
               -----
Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any Interest Period with respect to Loans subject to a Euro-Rate Option begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

               Mortgages shall mean collectively, as of any date of
               ---------
determination, the second lien Mortgages granted by a Subsidiary Owner in favor of the Administrative Agent (or Collateral Agent, as the case may be) for the benefit of the Banks with respect to the Owned Facility of such Subsidiary Owner, and Mortgage shall mean individually any of the Mortgages. To the extent
           ---------
that a Mortgage is granted by a Loan Party, as mortgagor, on or after the Eighteenth Amendment Effective Date as required by this Agreement, such Mortgage shall be in favor of the Collateral Agent for the ratable benefit of the Banks and (on a pari passu basis) the Term Loan Banks, and shall be in form and substance satisfactory to the Administrative Agent, notwithstanding any provision of this Agreement to the contrary.

               MPN shall mean Mariner Post-Acute Network, Inc., a corporation
               ---
organized and existing under the laws of the State of Delaware and formerly known as Paragon Health Network, Inc., together with its successors and assigns.

               MPN Credit Agreement shall mean that certain Credit Agreement
               --------------------
dated as of November 4, 1997, by and among MPN, as borrower, the lenders party thereto as lenders, The Chase Manhattan Bank, as administrative agent, swing line lender and letter of credit bank, and NationsBank, N.A., as documentation agent, as the same may be amended, supplemented, restated or replaced from time to time.

               MPN Subsidiary shall mean any Subsidiary of MPN other than the
               --------------
Borrower or any Subsidiary of the Borrower.

               Multiemployer Plan shall mean any employee benefit plan which
               ------------------
is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

               Multiple Employer Plan shall mean a Plan which has two or more
               ----------------------
contributing sponsors (including the borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

               NBG shall mean NationsBank of Georgia, N.A.
               ---

               NBT shall mean NationsBank of Tennessee, N.A.
               ---

               Net Sale Proceeds shall mean, with respect to any transaction, an
               -----------------
amount equal to the cash proceeds received by the Borrower or any of its Subsidiaries from or in respect of such transaction (including, when received, any cash proceeds received as income or other cash proceeds of any non-cash proceeds of such transaction), less (x) any expenses or charges (including commissions, fees and taxes paid or payable) reasonably incurred by such Person in respect of such transaction, (y) any Indebtedness pertaining to the assets involved in such transaction which is required to be repaid or prepaid by the Borrower or any of its Subsidiaries from the proceeds of such transaction as a result of such transaction and (z) any amounts considered appropriate by the chief financial officer of the Borrower to provide reserves in accordance with GAAP for payment of indemnities or liabilities that may be incurred in connection with such sale or disposition. For purposes of this definition, if taxes or other expenses payable in connection with the sale or other disposition of any asset are not known as of the date of such sale or other disposition, then such fees, commissions, expenses or taxes shall be estimated in good faith by the chief financial officer of the Borrower and such estimated amounts shall be deducted. At such time as any reserved amount described in clause (y) above is no longer required to be held in reserve, the balance thereof, after payment of the related liabilities or indemnities, shall be used to make a mandatory prepayment of the Loans or the Term Loans (as applicable) in accordance with Section 5.05.

               Ninth Amendment Effective Date shall mean April 30, 1996, which
               ------------------------------------
shall be the effective date of the Amendment No. 9 to this Agreement.

               Non-Disturbance Agreements shall mean collectively, as of any
               --------------------------
date of determination, the non-disturbance agreements executed by a Lessor Lender and the applicable Subsidiary Lessee, each providing in part that the Lessor Lender shall recognize the rights of the Subsidiary Lessee which is lessee of the Leased Facility so financed by such Lessor Lender should such Lessor Lender foreclose upon such Leased Facility.

               Notes shall mean the Revolving Credit Notes.
               -----

               Obligations shall mean all obligations from time to time of any
               -----------
Loan Party to any Bank, Agent or the Administrative Agent from time to time arising under or in connection with or related to or evidenced by or secured by this Agreement or any other Loan Document, whether such obligations are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (specifically including but not limited to obligations arising or accruing after the commencement of any bankruptcy, insolvency reorganization or similar proceedings with respect to any Loan Party, or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation is not allowed in such proceeding under applicable Law). Without limitation of the foregoing, such obligations include (i) the principal amount of the Loans, interest, letter of credit reimbursement obligations, and fees, indemnities or expenses under or in connection with any Loan Document and all refinancings or refundings thereof; and (ii) all obligations arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless of whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied. Obligations shall remain such notwithstanding any assignment or transfer or any subsequent assignment or transfer of any of the Obligations or any interest therein.

               Official Body shall mean any national, federal, state, local or
               -------------
other government or political subdivision thereof or any agency, authority, board, bureau, central bank, commission, department or instrumentality of any government or political subdivision thereof, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

               Owned Facilities shall mean all health care facilities acquired
               ----------------
by a Subsidiary of the Borrower (or the health care facilities which are owned by a person which is acquired by a Loan Party and such person thereby becomes a Subsidiary of the Borrower), which facilities (as of the date of acquisition by a Loan Party or the date the owner of such facility becomes a Subsidiary of the Borrower) have outstanding Indebtedness payable to a lender, other than Indebtedness payable to the Banks pursuant to the Loan Documents or payable to the lenders under the Term Loan Documents, and Owned Facility shall mean any
                                               --------------
Owned Facilities, individually.

               Owned Facility Indebtedness shall mean with respect to an Owned
               ---------------------------
Facility, the Indebtedness of the Subsidiary Owner thereof payable to a lender other than the Banks under this Agreement or other than the lenders under the Term Loan Agreement, which Indebtedness is secured by the assets of such Owned Facility.

               Owned Facility Lender shall mean with respect to a Subsidiary
               ---------------------
Owner, the obligee of the Owned Facility Indebtedness payable by such Subsidiary Owner.

               Paragon Acquisition shall mean the merger of Paragon
               -------------------
Acquisition Sub with and into the Borrower, with the Borrower being the surviving corporation, whereupon the shareholders of the Borrower received shares of MPN common stock in exchange for their outstanding shares of the Borrower's capital stock, and the Borrower became a wholly-owned subsidiary of MPN, all pursuant to the Paragon Merger Agreement.

               Paragon Acquisition Sub shall mean Paragon Acquisition Sub, Inc.,
               -----------------------
a Delaware corporation and a wholly-owned Subsidiary of MPN.

               Paragon Merger Agreement shall mean the Agreement and Plan of
               ------------------------
Merger, dated as of April 13, 1998, among MPN, Paragon Acquisition Sub and the Borrower, as amended, supplemented, restated or otherwise modified from time to time.

               Paragon Senior Subordinated Note Indenture shall mean that
               ------------------------------------------
certain Indenture, dated November 4, 1997, with MPN as issuer and IBJ Schroder Bank & Trust Company as trustee, with respect to the issuance by MPN of its 9 1/2% Senior Subordinated Notes due 2007 and its 10 1/2% Senior Subordinated Discount Notes due 2007.

               Participation Advance shall mean, with respect to any Bank, such
               ---------------------
Bank's payment in respect of its participation in a Letter of Credit Borrowing according to its Ratable Share pursuant to Section 2.09(g).

               Partnership Interest shall have the meaning given to such term in
               --------------------
Section 6.01(c).

               Partnership Subsidiaries shall mean collectively the Subsidiaries
               ------------------------
of Borrower which are general or limited partnerships and Partnership Subsidiary
                                                          ----------------------
shall mean individually any of them.

               Patent, Trademark and Copyright Security Agreement shall mean the
               --------------------------------------------------
Patent, Trademark and Copyright Security Agreement in substantially the form of
Exhibit 1.01(P) executed and delivered by each of the Loan Parties to the Collateral Agent for the benefit of the Banks.

               PBGC shall mean the Pension Benefit Guaranty Corporation
               ----
established pursuant to Subtitle A of Title IV of ERISA or any successor.


               Permitted Acquisition shall mean any merger, consolidation or
               ---------------------
acquisition after the Closing Date described in and permitted under clause (iii) or (iv) of Section 8.02(f).

               Permitted Distribution Amount shall mean:
               -----------------------------

                    (A) for any Subsidiary (the "Payor Subsidiary"), other than those Subsidiaries listed in (B) below, the permitted amount of distributions to be made by the Payor Subsidiary which shall equal the applicable amount so that the ratio of the following (x) to (y) shall be at least equal to or greater than
2.0 to 1.0: (x) the sum of (i) net income, plus (ii) to the extent deducted in determining net income for the applicable period of determination under the preceding clause (i), interest expense, income tax expense, depreciation, amortization, operating lease expense, and expense in respect of capital leases of the Payor Subsidiary, plus (iii) capital expenditures, all for the Payor Subsidiary, as determined in accordance with GAAP, for the four fiscal quarters of the Payor Subsidiary immediately preceding the date of the proposed distribution, to (y) the sum of (i) all payments of principal and other amounts due in respect of Indebtedness (without limitation, prepayment fees, penalties or other amounts) of the Payor Subsidiary during the fiscal quarter when the proposed distribution shall be made and the following three fiscal quarters, plus (ii) the sum of the amounts in respect of income tax expense, operating lease expense, expense in respect of capital leases, and capital expenditures under clauses (x)(ii) and (iii) above for the Payor Subsidiary for the four fiscal quarters immediately preceding the date of the proposed distribution, plus (iii) the aggregate amount of the proposed distribution by the Payor Subsidiary; and

                    (B) for each of Mariner Health of Forest Hills, LLC, Mariner Health of Bel Air, LLC, Tampa Health Properties, LTD (Bay-to-Bay), Westbury Associates, New Hanover/Mariner Health, LLC (Wilmington), and Global Healthcare Center -Bethesda, LLC, the permitted amount of distributions to be made by each of them shall equal the amount permitted to be made in accordance with the distribution provisions of their respective joint venture agreement, limited liability company agreement, partnership agreement or similar agreement in effect on the Sixteenth Amendment Effective Date (a copy of which has been delivered to the Administrative Agent), and no amendment shall be made to such provisions regarding distributions in such joint venture agreements, limited liability company agreements, partnership agreements or similar agreements following the Sixteenth Amendment Effective Date without the prior written approval of the Administrative Agent unless any distributions by such

Subsidiary are permitted by the provisions of clause (A) above and distributions by such Subsidiary are otherwise in compliance with Section 8.02(e).

          Permitted General Intangibles shall mean licenses, permits,
          -----------------------------
certificates or Medicare/Medicaid reimbursement contracts.

          Permitted Investments shall mean:
          ---------------------

               (i) direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve months or less from the date of acquisition;

               (ii) commercial paper maturing in 180 days or less rated not lower than A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service on the date of acquisition;

               (iii) demand deposits, time deposits or certificates of deposit maturing within one year in commercial banks whose obligations are rated A-1, A or the equivalent or better by Standard & Poor's Corporation or Moody's Investors Service on the date of acquisition;

               (iv) publicly traded debt securities or preferred stocks rated at least A or better by either Standard & Poor's Corporation or by Moody's Investors Service which in the aggregate do not have, at any time, a cost basis under GAAP in excess of $1,000,000;

               (v) common stocks, or mutual funds which invest in common stocks provided that (A) such stocks are of corporations organized and existing under the laws of the United States of America, (B) such stocks are traded publicly on a national securities exchange or the "over the counter market", (C) the Borrower or its Subsidiaries do not have a cost basis in excess of $15,000,000 in the aggregate in such stocks and mutual funds, (D) the Borrower or its Subsidiaries invest in such stocks or mutual funds using funds obtained from sources other than, directly or indirectly, proceeds of Loans hereunder and
(E) the cost basis of the Borrower or its Subsidiaries in such stocks and mutual funds does not exceed at any time the amount of cash invested in investments described in clauses (i) through (iv) and (vi) of this definition of Permitted Investments; and

               (vi) investments in money market funds rated AA or AAm-G or higher by Standard & Poor's Corporation (or equivalent rating) whose net asset value remains a constant $1.00 per share.

          Permitted Investors shall mean Apollo Management L.P., a Delaware
          -------------------
limited partnership and its Control Investment Affiliates.

          Permitted Leased Facility Liens shall mean, with respect to a
          -------------------------------
Subsidiary Lessee, Liens, meeting all of the criteria specified below, solely on certain of the Permitted General Intangibles of such Subsidiary Lessee, granted in favor of the Lessor Lender providing financing to the Lessor which is the lessor of such Subsidiary Lessee's Leased Facility, and such

Liens secure the Lessor Indebtedness provided by such Lessor Lender. Such Liens are permitted under this Agreement and shall be deemed to be "Permitted Leased Facility Liens" only if the following limitations are satisfied:

                    (i) Such Liens must be terminated on or before the earlier of: (i) the maturity of the Lessor Indebtedness which such Liens secure (without giving effect to any extension of such maturity after the Sixteenth Amendment Effective Date, unless the extension of such maturity is otherwise permitted by and is in accordance with this Agreement) or (ii) any refinancing, replacement or substitution of such Lessor Indebtedness which such Lien secures;

                    (ii) Such Subsidiary Lessee shall have granted to Administrative Agent (or the Collateral Agent, as the case may be) perfected security interests in each of the assets of such Subsidiary Lessee encumbered by such Liens, and the Administrative Agent's (or Collateral Agent's, as the case may be) security interests shall have priority over all other Liens on such assets, except that they shall be subordinate to the Liens in favor of the Lessor Lender unless the Lessor Lender is listed on Schedule 6.01(aa) hereto and
                                                    -----------------
such Schedule states that such Lessor Lender has refused to consent to the grant to Administrative Agent of such second Liens;

                    (iii) The amount of Lessor Indebtedness secured by such Liens may not be increased after the date such Subsidiary Lessee becomes a Subsidiary of the Borrower, and any reductions in the amount of such Lessor Indebtedness after such date shall be permanent; and

                    (iv) Any termination by such Lessor Lender of such Liens in an asset after the date such Subsidiary Lessee becomes a Subsidiary of the Borrower shall be permanent, and no Loan Party shall thereafter grant any new Lien on assets of any Loan Party in favor of such Lessor Lender.

               Permitted Liens shall mean:
               ---------------

                    (i) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable;

                    (ii) Pledges or deposits made in the ordinary course of business to secure payment of workers' compensation, or to participate in any fund in connection with workers' compensation, unemployment insurance, old-age pensions or other social security programs;

                    (iii) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

                    (iv) Good faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, progress or advance payments, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

                    (v) Encumbrances consisting of zoning restrictions, easements, reservations, rights of way or other restrictions on the use of real property, none of which materially impairs the use of such property as currently used or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

                    (vi) Liens in favor of the Administrative Agent for the benefit of the Banks, in favor of the Collateral Agent for the benefit of the Banks and Liens (which are on a pari passu basis with the Liens in favor of the Banks, or which are subject to the terms of the Collateral Sharing Agreement) in favor of the Collateral Agent for the benefit of the Term Loan Banks;

                    (vii) Liens in respect of capital leases as and to the extent permitted in Section 8.02(p) and Liens in respect of operating leases;

                    (viii) Any Lien existing on the Eighteenth Amendment Effective Date and described on Schedule 1.01(P) hereto (excluding Permitted
                                ----------------
Leased Facility Liens and Permitted Owned Facility Liens which are addressed in clauses (xi) and (xiii) below) provided that the principal amount secured thereby is not hereafter increased and no additional assets become subject to such Lien (other than through after-acquired property clauses in effect on the date hereof);

                    (ix) Purchase Money Security Interests or other Liens, provided that the aggregate amount of loans and deferred payments secured by such Purchase Money Security Interests or other Liens shall not exceed $15,000,000 (excluding for the purpose of this computation any loans or deferred payments secured by Liens described on Schedule 1.01(P) hereto);
                                       ----------------

                    (x) The following, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case they do not materially affect the Collateral or, in the aggregate, materially impair the ability of any Loan Party to perform its obligations hereunder or under the other Loan Documents:

                           (1) Claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty, provided that such Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

                           (2) Claims, Liens or encumbrances upon, and defects of title to, real or personal property other than a material portion of the Collateral, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits; or

                           (3) Claims or Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens;

                    (xi) Permitted Leased Facility Liens existing as of the Sixteenth Amendment Effective Date which are described on Schedule 6.01(aa) as
                                                          -----------------
of such date, and, after the Sixteenth Amendment Effective Date, subject to the approval of the Required Banks (including without limitation satisfaction of all applicable conditions set forth on Exhibit 1.01(C)), additional Permitted Leased
                                   ---------------
Facility Liens;

                    (xii) Permitted Owned Facility Liens existing as of the Sixteenth Amendment Effective Date which are described on Schedule 6.01(aa) as
                                                          -----------------
of such date, and, after the Sixteenth Amendment Effective Date, subject to the approval of the Required Banks (including without limitation, satisfaction of all applicable conditions set forth on Exhibit 1.01(C)), additional Permitted
                                       ---------------
Owned Facility Liens;

                    (xiii) With respect to an Unrestricted Subsidiary which is an Excluded Entity, Liens securing Indebtedness incurred by such Unrestricted Subsidiary, provided that the sole assets subject to such Lien are assets of such Unrestricted Subsidiary or assets of a person other than any Loan Party or other Unrestricted Subsidiary; and

                    (xiv) With respect to Facilities subject to First Mortgages, all matters of record other than any mortgages, deeds of trust, deeds to secure debt, financing statements, judgment liens or tax liens, in favor of Persons other than the Collateral Agent, and all matters that would be shown by current survey of such Facility.

          Permitted Owned Facility Liens shall mean, with respect to a
          ------------------------------
Subsidiary Owner, Liens, meeting all of the criteria specified below, on real and personal property of such Subsidiary Owner relating to the Owned Facility of such Subsidiary Owner, granted in favor of the Owned Facility Lender providing financing with respect to such Owned Facility, and such Liens secure the Owned Facility Indebtedness provided by such Owned Facility Lender. Such Liens are permitted under this Agreement and shall be deemed to be "Permitted Owned Facility Liens" only if the following limitations are satisfied:

                    (i) Such Liens must be terminated on or before the earlier of: (i) the maturity of the Owned Facility Indebtedness which such Liens secure (without giving effect to any extension of such maturity after the Sixteenth Amendment Effective Date, unless the extension of such maturity is otherwise permitted by and is in accordance with this Agreement) or (ii) any refinancing, replacement or substitution of the Owned Facility Indebtedness which such Lien secures;

                    (ii) The Subsidiary Owner shall have granted to Administrative Agent (or Collateral Agent, as the case may be) second priority mortgage liens and security interests in each of the assets which is encumbered by such Liens;

                    (iii) The amount of Owned Facility Indebtedness secured by such liens may not be increased after the earlier of the date such Owned Facility was acquired by a Loan Party or the person owning such facility becomes a Subsidiary of the Borrower and any reductions in the amount of such Owned Facility Indebtedness after such date shall be permanent; and

                    (iv) Any termination by an Owned Facility Lender of such Liens in an asset after the earlier of the date such Owned Facility was acquired by a Loan Party or the person owning such facility becomes a Subsidiary of the Borrower shall be permanent and the Subsidiaries of Borrower may not thereafter grant any new Lien on assets of any Loan Party in favor of such Owned Facility Lender.

               Permitted Repurchase Amount shall mean:
               ---------------------------

                    (i) in the event MPN elects to purchase from NationsBank, N.A. all or a portion of the Designated Portion of the Subordinated Notes, an aggregate amount not to exceed the lesser of (A) 101% of the face amount of such portion of the Designated Portion of the Subordinated Notes so purchased, or (B) $25,000,000; or

                    (ii) in the event that NationsBank, N.A. sells all or a portion of the Designated Portion of the Subordinated Notes to any Person other than MPN, the Borrower or any of their respective Affiliates, an aggregate amount not to exceed the Make Whole Amount.

               Permitted Subordinated Indebtedness shall mean Indebtedness of
               -----------------------------------
the Borrower in an amount and on terms and conditions (including provisions subordinating such Indebtedness to the Indebtedness and all other obligations of the Loan Parties to the Agents and the Banks under the Loan Documents) satisfactory to the Agents (whose approval will not be unreasonably withheld), designated by the Agents as "Permitted Subordinated Indebtedness" and which refinances, in whole or in part, the Subordinated Notes; provided however that, in addition to the approval of the Agents, the prior written approval of the Required Banks (which shall not be unreasonably withheld) shall be required for the Borrower to incur Indebtedness which refinances, in whole or in part, the Subordinated Notes, if and only if the terms of such new Indebtedness include any of the following: (x) a provision that amortizes any principal of such new Indebtedness prior to the Expiration Date, (y) a principal amount of such Indebtedness in excess of $151.5 million, or (z) any financial covenant which is more restrictive than any financial covenant contained in this Agreement. It is acknowledged and agreed that in accordance with Section 2.08 and the other provisions of this Agreement (including, without limitation the provisions of Sections 2.05 and 7.01), up to $25,000,000 of proceeds of Loans may be used either to purchase the Subordinated Notes in accordance with Section 8.02(d)(vii) or to make the dividend permitted by Section 8.02(e)(vii). It is expressly agreed that in no event shall proceeds of Loans used to purchase, directly or indirectly, Subordinated Notes or used to make the dividend permitted by Section 8.02(e)(vii) be deemed to be "Permitted Subordinated Indebtedness."

               Person shall mean any individual, corporation, partnership,
               ------
association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

               Pinnacle shall mean Pinnacle Care Corporation, a corporation
               --------
organized and existing under the laws of the State of Delaware.

               Plan shall mean at any time an employee pension benefit plan
               ----
(including a Multiple Employer Plan but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or
(ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

               Pledge Agreements shall mean collectively the Pledge Agreements
               -----------------
in substantially the form attached hereto as: (i) Exhibit 1.01(P)(1) executed
                                                  ------------------
and delivered by the Borrower to the Collateral Agent for the benefit of the Banks; (ii) Exhibit 1.01(P)(2) executed and delivered by any Subsidiary which
            ------------------
owns any equity ownership interest in another Corporate Subsidiary to the Collateral Agent for the benefit of the Banks; (iii) Exhibit 1.01(P)(3) executed
                                                     ------------------
by any Subsidiary which owns any interest in a Partnership Subsidiary; and (iv) any other agreement pledging equity interests of a Subsidiary to the Collateral Agent, for the benefit of the Banks, in form and substance satisfactory to the Collateral Agent, as any such Pledge Agreement may hereinafter be modified, amended, restated or replaced from time to time in form and substance satisfactory to the Administrative Agent, and Pledge Agreement shall mean
                                              ----------------
separately any Pledge Agreement.

               Pledged Collateral shall have the meaning assigned to that term
               ------------------
in the respective Pledge Agreements.

               PNC Bank shall mean PNC Bank, National Association, a national
               --------
banking association, its successors and assigns.

               Potential Default shall mean any event or condition which with
               -----------------
notice, passage of time or a determination by the Administrative Agent or the Required Banks, or any combination of the foregoing, would constitute an Event of Default.

               Principal Office shall mean the main banking office of the
               ----------------
Administrative Agent, 249 Fifth Avenue, Pittsburgh, Pennsylvania  15222-2707.

               Prior Credit Agreement shall mean that certain Credit Agreement
               ----------------------
dated as of October 6, 1993 among Borrower, certain of the Banks and PNC Bank, as agent.

               Prior Security Interest shall mean a valid and enforceable
               -----------------------
perfected first priority security interest under the Uniform Commercial Code in the UCC Collateral and the Pledged Collateral, which in the case of the UCC Collateral is subject only to Liens for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute or Purchase Money Security Interests as permitted hereunder.

               Prohibited Transaction shall mean any prohibited transaction as
               ----------------------
defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

               Property shall mean all real property, both owned and leased, of
               --------
any Loan Party.

               Purchase Money Security Interest shall mean Liens upon tangible
               --------------------------------
personal property securing loans to a Loan Party or deferred payments by a Loan Party in either case, for the purchase of such tangible personal property.

               Purchase Price shall mean, with respect to any Permitted
               --------------
Acquisition by the Loan Parties, the sum of (i) cash paid at closing, (ii) the amount of any deferred payments, which are not contingent on the financial performance of the business being acquired, (iii) the projected amount of any deferred payments which are contingent on the financial performance of the business being acquired following the acquisition, provided that it shall be assumed for purposes of such projection that the cash flow and other financial performance of the acquired business in each year after the acquisition date shall be the same as the financial performance of such business during the twelve (12) months preceding such date, (iv) the amount of any debt assumed or guaranteed by any Loan Party, (v) if the Loan Parties are acquiring stock of another person (whether by purchase, merger or otherwise) the amount of debt of such person outstanding after the acquisition, plus (vi) the value of any stock, securities or other consideration given by any of the Loan Parties in connection therewith. If the consideration to be paid in connection with a Permitted Acquisition includes deferred payments which are contingent on the financial performance of the acquired business after the acquisition, the Loan Parties shall compare the amount of deferred payments which the Loan Parties actually pay (or which become ascertainable if the Loan Parties can ascertain the amount of any deferred payments before paying them) with the amount which the Loan Parties projected they would pay pursuant to clause (iii) in the preceding sentence. The Purchase Price in connection with such acquisition shall be deemed to increase by the amount of such excess for purposes of determining the aggregate Purchase Price paid by the Loan Parties in connection with Permitted Acquisitions pursuant to Sections 8.02(f)(iii)(v) and 8.02(f)(iv)(x).

               Purchasing Bank shall mean a Bank which becomes a party to this
               ---------------
Agreement by executing an Assignment and Assumption Agreement.

               Qualifying Asset Sale shall have the meaning set forth in Section
               ---------------------
5.05(a).

               Ratable Share shall mean the proportion that a Bank's Commitment
               -------------
bears to the Commitments of all of the Banks.

               Redemption Amount shall mean the amount, determined as of the
               -----------------
last Business Day of each fiscal quarter of the Borrower for such fiscal quarter then ended, equal to the sum of the amounts determined under the following items
(A) and (B):

                    (A) the aggregate amount of any payment pursuant to Section 8.02(d)(vii) from the Eighteenth Amendment Effective Date through the date of determination; and

                    (B) the aggregate amount of any dividend or distribution made by the Borrower to MPN pursuant to Section 8.02(e)(vi) prior to the effectiveness of the Eighteenth Amendment.

               Regulated Substances shall mean, without limitation, any
               --------------------
substance, material or waste, regardless of its form or nature, defined under Environmental Law as a "hazardous substance," "pollutant," "pollution," "contaminant," "extremely hazardous substance," "toxic chemical," "toxic substance," "toxic waste," "hazardous waste," "special handling waste," "industrial waste," "residual waste," "solid waste," "municipal waste," "mixed waste," "infectious waste," "chemotherapeutic waste," "medical waste" or "regulated substance" or any other material, substance or waste, regardless of its form or nature, which otherwise is regulated by Environmental Law.

               Regulation U shall mean Regulation U, T or X as promulgated by
               ------------
the Board of Governors of the Federal Reserve System, as amended from time to time.

               Reimbursement Obligations shall have the meaning assigned to such
               -------------------------
term in Section 2.09(d).

               Reportable Event means a reportable event described in Section
               ----------------
4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan and for which the 30-day notice period has not been waived by regulation..

               Required Banks shall mean: (i) if there are no Loans,
               --------------
Reimbursement Obligations or Letter of Credit Borrowings outstanding, Banks whose Commitments aggregate at least 51% of the Commitments of all of the Banks, or (ii) if there are Loans, Reimbursement Obligations or Letter of Credit Borrowings outstanding, any Bank or group of Banks if the sum of the Loans, Reimbursement Obligations and Letter of Credit Borrowings then outstanding aggregates at least 51% of the total principal amount of all of the Loans, Reimbursement Obligations and Letter of Credit Borrowings then outstanding. Reimbursement Obligations and Letter of Credit Borrowings shall be deemed, for purpose of this definition, to be in favor of the Administrative Agent and not a participating Bank if such Bank has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Bank to the extent of its Participation Advance if it has made its Participation Advance in respect thereof.

               Required Environmental Permits shall mean all permits, licenses,
               ------------------------------
bonds, consents, programs, approvals or authorizations required under Environmental Law for the

Borrower and/or each of its Subsidiaries to conduct its operations, maintain the Property or equipment thereon or construct, maintain, operate or occupy any improvements.

               Required Environmental Notices shall mean all notices, reports,
               ------------------------------
plans, forms or other filings which pursuant to Environmental Law, Required Environmental Permits or at the request or direction of an Official Body must be submitted to an Official Body or which otherwise must be maintained with respect to the Property, Contamination and the operations and activities of the Borrower and each of its Subsidiaries.

               Responsible Officer shall mean, with respect to any Loan Party,
               -------------------
the Chief Executive Officer, the Chief Financial Officer or the treasurer thereof.

               Restricted Indebtedness shall mean with respect to the Excluded
               -----------------------
Entities, Indebtedness secured by any Liens, other than Indebtedness not to exceed $250,000 in the aggregate for all Excluded Entities secured by Purchase Money Security Interests.

               Restricted Investments shall mean collectively the following with
               ----------------------
respect to the Excluded Entities: (i) investments or contributions by any of the Loan Parties directly or indirectly in or to the capital of or other payments to (except in connection with transactions for fair value in the ordinary course of business) an Excluded Entity, (ii) loans by any of the Loan Parties directly or indirectly to an Excluded Entity, (iii) guaranties by any of the Loan Parties directly or indirectly of the obligations of an Excluded Entity, or (iv) other obligations, contingent or otherwise, of any of the Loan Parties to or for the benefit of an Excluded Entity. If the nature of a Restricted Investment is tangible property then the amount of such Restricted Investment shall be determined by valuing such property at fair value in accordance with the past practice of the Loan Parties and such fair values shall be satisfactory to the Agents, in their sole discretion.

               Restricted Subsidiaries shall mean all Subsidiaries of the
               -----------------------
Borrower other than the Unrestricted Subsidiaries of the Borrower which as of the date of determination are Excluded Entities.

               Revolving Credit Base Rate Option shall have the meaning assigned
               ---------------------------------
to that term in Section 4.01(a)(i).

               Revolving Credit Commitment shall mean as to any Bank at any
               ---------------------------
time, the amount initially set forth opposite its name on Schedule 1.01(C)
                                                          ----------------
hereto in the column labeled "Amount of Commitment for Revolving Credit Loans," and thereafter to give effect to the most recent Assignment and Assumption Agreement, as such amount shall be reduced from time to time pursuant to Sections 2.01 and 2.10 hereof, and Revolving Credit Commitments shall mean the
                                   ----------------------------
aggregate Revolving Credit Commitments of all of the Banks.

               Revolving Credit Euro-Rate Option shall have the meaning assigned
               ---------------------------------
to that term in Section 4.01(a)(ii).

               Revolving Credit Loans shall mean collectively and Revolving
               ----------------------                             ---------
Credit Loan shall mean separately all Revolving Credit Loans or any Revolving
-----------
Credit Loan made by the Banks or one of the Banks to the Borrower pursuant to
Section 2.01 hereof.

               Revolving Credit Notes shall mean collectively all the Revolving
               ----------------------
Credit Notes of the Borrower in the form of Exhibit 1.01(R) hereto evidencing
                                            ---------------
the Revolving Credit Loans together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part and Revolving Credit Note shall mean separately any Revolving Credit Note.
---------------------

               Revolving Facility Usage shall mean at any time the sum of the
               ------------------------
Revolving Credit Loans outstanding and the Letters of Credit Outstanding.

               Security Agreement shall mean the Security Agreement in
               ------------------
substantially the form of Exhibit 1.01(s)(1) executed and delivered by each of
                          ------------------
the Loan Parties to the Collateral Agent for the benefit of the Banks.

               Seventeenth Amendment Effective Date shall mean July 31, 1998.
               ------------------------------------

               Sixteenth Amendment Effective Date shall mean January 2, 1998.
               ----------------------------------

               Solvent shall mean, with respect to any person on a particular
               -------
date, that on such date (i) the fair value of the property of such person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such person, (ii) the present fair saleable value of the assets of such person is not less than the amount that will be required to pay the probable liability of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such person does not intend to, and does not believe that it will, incur debts or liabilities beyond such person's ability to pay as such debts and liabilities mature, and (v) such person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

               Special Fee shall have the meaning set forth in Section 2.04.
               -----------

               Specified Change of Control shall mean a "Change of Control" as
               ---------------------------
defined in the Paragon Senior Subordinated Note Indenture, as in effect on the Seventeenth Amendment Effective Date, without regard to any amendments to such definition subsequent to such date.

               Subordinated Indebtedness Incurrence Date shall mean March 28,
               -----------------------------------------
1996, the date of issuance by the Borrower of the Subordinated Notes pursuant to and in accordance with the Indenture.

               Subordinated Notes shall mean the $150 million in original
               ------------------
principal amount of Subordinated Notes due 2006 issued by the Borrower pursuant to the Indenture. It is acknowledged that prior to the Exchange Offer, the Subordinated Notes shall consist of the Series A Securities, and following the Exchange Offer, the Subordinated Notes shall consist of the Series B Securities and any Series A Securities which are not exchanged in the Exchange Offer, as such terms are defined in the Indenture.

               Subordination Agreement (Intercompany) shall mean that certain
               --------------------------------------
Subordination Agreement (Intercompany) in the form of Exhibit 1.01(S) hereto
                                                      ---------------
executed and delivered by each Loan Party to the Administrative Agent for the benefit of the Banks.

               Subsidiary of any person at any time shall mean (i) any
               ----------
corporation, limited liability company or trust of which more than 50% (by number of shares or number of votes) of the outstanding capital stock, member interests or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, or any partnership of which such Person is a general partner or of which more than 50% of the general or voting partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries, and (ii) any corporation, trust, limited liability company, partnership or other entity which is controlled or capable of being controlled by such Person or one or more of such Person's Subsidiaries.

               Subsidiary Lessee shall mean each Subsidiary of Borrower which is
               -----------------
the lessee of a Leased Facility.

               Subsidiary Owner shall mean, with respect to an Owned Facility,
               ----------------
the Subsidiary of Borrower which is the owner thereof.

               Supermajority Required Banks shall mean: (i) if there are no
               ----------------------------
Loans, Reimbursement Obligations or Letter of Credit Borrowings outstanding, Banks whose Commitments aggregate at least 66 and 2/3% of the Commitments of all of the Banks, or (ii) if there are Loans, Reimbursements Obligations or Letter of Credit Borrowings outstanding, any Bank or group of Banks if the sum of the Loans, Reimbursements Obligations and Letter of Credit Borrowings then outstanding aggregates at least 66 and 2/3% of the total principal amount of all of the Loans, Reimbursements Obligations and Letter of Credit Borrowings then outstanding. Reimbursements Obligations and Letter of Credit Borrowings shall be deemed, for purpose of this definition, to be in favor of the Administrative Agent and not a participating Bank if such Bank has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Bank to the extent of its Participation Advance if it has made its Participation Advance in respect thereof.

               Term Loan Agreement shall mean that certain Loan Agreement, dated
               -------------------
the Eighteenth Amendment Effective Date, among the Term Loan Borrower, PNC Bank, National Association, as agent, First Union National Bank, as syndication agent and the Term Loan Banks, providing for a $210,000,000 term loan facility to the Term Loan Borrower, as such agreement may from time to time be amended, restated, modified, supplemented or replaced.

               Term Loan Banks shall mean the financial institutions signatory
               ---------------
from time to time to the Term Loan Agreement as "banks" thereunder, together with their successors and permitted assigns.

               Term Loan Borrower shall mean Mariner Health Group, Inc., a
               ------------------
Delaware corporation, in its capacity as the borrower under the Term Loan Agreement, together with its successors and permitted assigns in such capacity.

               Term Loan Commitment shall have the meaning set forth in the Term
               --------------------
Loan Agreement.

               Term Loan Documents shall mean the Term Loan Agreement and all
               -------------------                -------------------
other documents, instruments and agreements now or hereafter executed and delivered in connection therewith (excluding the Loan Documents), as the same may be amended, restated, supplemented or replaced from time to time.

               Term Loan Parties shall mean, collectively, the Term Loan
               -----------------
Borrower and all guarantors, from time to time, of Indebtedness and other obligation under the Term Documents.

               Total Indebtedness shall mean as of any date of determination,
               ------------------
without duplication, the total Indebtedness of the Borrower and its Subsidiaries.

               Transferor Bank shall mean the selling Bank pursuant to an
               ---------------
Assignment and Assumption Agreement.

               Tri-State shall mean Tri-State Health Care, Inc., a West Virginia
               ---------
corporation, which is a Subsidiary of Pinnacle and the sole general partner of Seventeenth Street Partnership.

               Trustee Agreement shall mean, as of any date of determination,
               -----------------
collectively (i) that certain Paying Agency Agreement executed by Mariner Nashville, PNC Bank and certain of the Lessors listed on Schedule 6.01(aa), in
                                                         -----------------
the form of Exhibit 1.01(T) providing for the payment by Mariner Nashville to PNC Bank, as trustee for Mariner Nashville and such Lessors, of monies due to such Lessors under the leases between such Lessors and Mariner Nashville, and the subsequent payment of such monies by PNC Bank to the Lessors; and (ii) in accordance with the requirements of this Agreement, each other similar agreement, in form and substance satisfactory to the Administrative Agent relating to certain Subsidiaries of the Borrower and certain Lessors.

               UCC Collateral shall mean the Pledged Collateral, the property of
               --------------
the Loan Parties in which security interests are granted under the Security Agreement, and that portion of the Collateral under the Mortgages, First Mortgages, and the Leasehold Mortgages which consists of personal property in which a security interest was granted under the Uniform Commercial Code.

                 Uniform Commercial Code shall have the meaning assigned to that
                 -----------------------
term in Section 6.01(p).

                 Unrestricted Subsidiary of any person at any time shall mean
                 -----------------------
any corporation or limited liability company of which more than 50% but less than 80% (by number of shares or number of votes) of the outstanding capital stock or member interests normally entitled to vote for the election of one or more directors (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, or any partnership of which such Person is a general partner or of which more than 50% but less than 80% of the general or voting partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries.

                 Voting Stock shall mean, with respect to any Person, any class
                 ------------
or series of Capital Stock of such Person that is ordinarily entitled to vote in the election of directors thereof at a meeting of stockholders called for such purpose, without the occurrence of any additional event or contingency.

          1.02   Construction.  Unless the context of this Agreement otherwise
                 ------------
clearly requires, references to the plural include the singular, the singular the plural and the part the whole, "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation." References in this Agreement to "determination" of or by any Agent or the Banks shall be deemed to include good faith calculations by any Agent or the Banks (in the case of quantitative determinations) and good faith beliefs by any Agent or the Banks (in the case of qualitative determinations). Whenever any Agent or the Banks are granted the right herein to act in its or their sole discretion or to grant or withhold consent such right shall be exercised in good faith. The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings contained in this Agreement and the Table of Contents preceding this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

          1.03   Accounting Principles.  Except as otherwise provided in this
                 ---------------------
Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP. In the event of: (i) any dissolution or liquidation of any Subsidiary pursuant to Section 8.02(f) of this Agreement, (ii) any consolidation or merger of any Subsidiary with or into any person (other than the Borrower or another Subsidiary)pursuant to Section 8.02(f) of this Agreement, or (iii) the sale, transfer, lease or disposition of assets of the Borrower or any Subsidiary permitted pursuant to

Section 8.02(g)(v) of this Agreement, then, in the case of any of the foregoing clauses (i), (ii) or (iii), any financial covenant to be calculated thereunder (including, without limitation, those set forth in Section 2.01(c), 4.01, and 8.02(q) through 8.02(u), inclusive) shall be calculated for the period during which such sale, transfer, lease or other disposition occurs, excluding all financial items (for example and without limitation, all cash flow, revenues, expenses, and income) attributable to the assets sold, transferred, leased or otherwise disposed of. It is expressly agreed that for all periods ending after the consummation of the Paragon Acquisition, all cash expenses (other than expenses directly related to the Paragon Acquisition) paid by MPN on behalf of or for the benefit of the Borrower or any Subsidiary of the Borrower and reimbursed by the Borrower pursuant to Section 8.02(e)(v) shall be treated as an expense of the Borrower or such Subsidiary of the Borrower (whether or not GAAP would require such amount to be included as an expense of the Borrower or such Subsidiary) for the purpose of determining "net income of the Borrower and its Subsidiaries in accordance with GAAP" under this Agreement in connection with the calculation of the applicable financial covenants under this Agreement (including without limitation in the determination of Consolidated Cash Flow from Operations, Consolidated Net Income, the numerator of the Fixed Charge Coverage Ratio in Section 8.02 (q) and the calculations set forth in Section 8.02(e)), it being the express intent of the Borrower, the Agents and the Banks that notwithstanding payment of expenses by MPN on behalf of or for the benefit of the Borrower or Subsidiaries of the Borrower that consolidated net income of the Borrower and its Subsidiaries shall continue to be determined after the consummation of the Paragon Acquisition as if all expenses of the Borrower and its Subsidiaries are paid by them.

                                  ARTICLE II
                           REVOLVING CREDIT FACILITY
                           -------------------------

          2.01   Revolving Credit Commitments; Limitation on Borrowings.
                 ------------------------------------------------------

                 (a)  Revolving Credit Commitments.  Subject to the terms and
                      ----------------------------
conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make revolving credit loans (the "Revolving Credit Loans") to the Borrower at any time and from time to time on or after the date hereof to, but not including, the Expiration Date in an aggregate principal amount not to exceed at any one time such Bank's Revolving Credit Commitment minus such Bank's Ratable Share of the Letters of Credit Outstanding. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section
2.01. In no event shall the aggregate of outstanding Revolving Credit Loans and Letters of Credit Outstanding as of any date exceed the Revolving Credit Commitments as of such date, and the entire outstanding principal amount of the Revolving Credit Loans shall be due and payable on the Expiration Date.

                 (b)  [Intentionally Omitted].
                       ---------------------

                 (c)  Limitation on Borrowings.  Notwithstanding the provision
                      ------------------------
of Sections 2.01(a) and 2.01(b) of this Agreement, the outstanding principal amount of Revolving Credit Loans to the Borrower and aggregate Letters of Credit Outstanding shall not exceed at any time an amount such that after giving effect to such borrowings, the ratio of (i) Total Indebtedness to (ii) Consolidated Cash Flow from Operations exceeds (A) 5.75 to 1.0 from the

Eighteenth Amendment Effective Date through and including June 30, 1999; and (B)
5.50 to 1.0 from July 1, 1999 and thereafter.

                      For purposes of such ratio, the amount determined under clause (i) shall be as of the date of determination and the amount determined under clause (ii) shall be for the twelve-month period ending on the last day of the month which precedes such date of determination.

          2.02   Nature of Banks' Obligations With Respect to Revolving Credit
                 -------------------------------------------------------------
Loans. Each Bank shall be obligated to participate in each request for Revolving
-----
Credit Loans pursuant to Section 2.05 hereof in accordance with its Ratable Share. The aggregate of each Bank's Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of Letters of Credit Outstanding. The obligations of each bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect the obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Bank shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

          2.03   Commitment Fees.  Accruing from the Eighteenth Amendment
                 ---------------
Effective Date until the Expiration Date, the Borrower agrees to pay to the Administrative Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment hereunder, a commitment fee (the "Commitment Fee") equal to the applicable percentage set forth below based on the ratio of Total Indebtedness to Consolidated Cash Flow from Operations.

                Ratio of Total Indebtedness to          Commitment Fee
            Consolidated Cash Flow from Operations       (per annum)
            --------------------------------------       ----------
            Greater than 5.25 to 1.0                        .50%
            Greater than 4.75 to 1.0 but
              less than or equal to 5.25 to 1.0             .45%
            Greater than 4.25 to 1.0 but
              less than or equal to 4.75 to 1.0             .40%
            Greater than 3.75 to 1.0 but                    .35%
              less than or equal to 4.25 to 1.0
            Less than or equal to 3.75 to 1.0               .30%

Such ratio shall be computed on the date of each Acquisition Requiring Certification as more fully set forth in the third sentence of Section 8.01(m)(i) or the second sentence of Section 8.01(m)(ii), as applicable, and any adjustment to the Commitment Fee attributable to such computation shall be effective on the date of such Acquisition Requiring Certification. If Borrower does not make any Acquisition Requiring Certification during any fiscal quarter,
(1) such ratio shall also be computed as of the end of such fiscal quarter, with Consolidated Cash Flow from Operations computed for the four fiscal quarters then ended and Total Indebtedness computed as of the end of such fiscal quarter, and (2) any increase in the Commitment Fee attributable to a change in such ratio shall be effective as of the Delivery Date for the Borrower's consolidated financial statements for such quarter and (3) any decrease of the Commitment Fees attributable to a change in such ratio shall be effective as of the later of the Delivery Date for such financial statements and the date on which such financial statements are actually delivered to the Administrative Agent and the Banks. Commitment Fees shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed on the average daily unborrowed amount of such Bank's Revolving Credit Commitment (less its Ratable Share of the Letters of Credit Outstanding) as the same may be constituted from time to time. All Commitment Fees shall be payable in arrears on the first Business day of each April, July, October and January after the date hereof commencing on January 1, 1999 and on the Expiration Date or upon acceleration of maturity of the Notes.

          2.04   Special Fee.  Accruing from the Eighteenth Amendment Effective
                 -----------
Date until the Expiration Date, the Borrower agrees to pay to the Administrative Agent for the account of each Bank, a fee (the "Special Fee") equal to the sum of the amounts under the following clauses (i) and (ii): (i) product of (x) the per annum rate of 1.50%, multiplied by (y) the daily average of the applicable Redemption Amount, plus (ii) the product of (x) the per annum rate of 1.50%, multiplied by (y) the aggregate daily average amount of the dividends or distributions made by the Borrower to MPN under Section 8.02(e)(vii) from the Eighteenth Amendment Effective Date through the date of determination. The Special Fee shall be computed as of the end of each fiscal quarter of the Borrower and shall be payable in arrears on the first Business Day of each April, July, October and January after the date hereof, commencing on January 1, 1999, and on the Expiration Date or upon acceleration of the Notes.

          2.05   Loan Requests.  Except as otherwise provided herein, the
                 -------------
Borrower may from time to time prior to the Expiration Date request the Banks to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Loans, by the delivery to the Administrative Agent, not later than 10:00 A.M. Pittsburgh time (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Loans to which the Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Loans; and (ii) on the Business Day which is the proposed Borrowing Date with respect to the making of a Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion of the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of Exhibit 2.05 hereto or a request by telephone
                             ------------
immediately confirmed in writing by letter, facsimile or telex in such form (each, a "Loan Request"), it being understood that the Administrative Agent may rely in good faith on the authority of any person making such telephonic request and purporting to be an Authorized officer. Each Loan Request shall be irrevocable and shall (i) specify the proposed Borrowing Date; (ii) specify the aggregate amount of the proposed Loans comprising the Borrowing Tranche, which shall be in integral multiples of $500,000 and not less than $5,000,000 for Loans to which the Euro-Rate Option applies and not less than the lesser of $500,000 or the maximum amount available for Loans to which the Base Rate Option applies; (iii) specify whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Loans comprising the Borrowing Tranche; (iv) specify in the case of Loans to which the Euro-Rate Option applies, an appropriate Interest Period for the proposed Loans comprising the Borrowing Tranche;

(v) specify the use by the Borrower of the loan proceeds; (vi) certify that no Event of Default or Potential Default has occurred and is continuing after giving effect to the proposed Revolving Credit Loan and without limiting the generality of this clause (vi), certify compliance with Section 2.01(c) of this Agreement; and (vii) in the event that the proceeds of the proposed Revolving Credit Loan will be used to acquire a new health care facility or other business, permitted to be acquired pursuant to this Agreement, certify, in detail satisfactory to the Administrative Agent, a calculation of the ratio specified in Section 2.01(c).

          2.06   Making Revolving Credit Loans.  The Administrative Agent shall,
                 -----------------------------
promptly after receipt by it of a Loan Request pursuant to Section 2.05, notify the Banks of its receipt of such Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of such Revolving Credit Loan; (ii) the amount and type of such Revolving Credit Loan and the applicable Interest Period; and (iii) the apportionment among the Banks of the Revolving Credit Loans as determined by the Administrative Agent in accordance with
Section 2.02 hereof. Each Bank shall remit the principal amount of each Revolving Credit Loan to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Banks have made funds available to it for such purpose, fund such Revolving Credit Loan to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 P.M. Pittsburgh time on the Borrowing Date, provided that if any Bank fails to remit such funds to the Administrative Agent in a timely manner the Administrative Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loan of such Bank on the Borrowing Date.

          2.07   Revolving Credit Note.  The obligation of the Borrower to repay
                 ---------------------
the aggregate unpaid principal amount of the Revolving Credit Loans made to it by each Bank, together with interest thereon, shall be evidenced by a promissory note of the Borrower dated the Closing Date in substantially the form attached hereto as Exhibit 1.01(R) payable to the order of each Bank in a face amount
          ---------------
equal to the Revolving Credit Commitment of such Bank.

          2.08   Use of Proceeds.  The proceeds of the Revolving Credit Loans
                 ---------------
shall be used for (a) the acquisition and development of health care related businesses and facilities and (b) general corporate purposes, which, among other things, may include working capital (including but not limited to the reimbursement of MPN by the Borrower of ordinary course business expenses pursuant to Section 8.02(e)(v) or intercompany loans to a Subsidiary of the Borrower provided the Borrower and such Subsidiary comply with Section 8.01(1) hereof) and (c) the amounts permitted by Section 8.02(d)(vii) or 8.02(e)(vii) in accordance with the provisions of such Sections.

          2.09   Letter of Credit Subfacility.
                 ----------------------------

                 (a) Borrower may request the issuance of, on the terms and conditions hereinafter set forth, standby letters of credit (each a "Letter of Credit" and collectively, "Letters of Credit") by delivering to the Administrative Agent a completed application and agreement for letters of credit in such form as the Administrative Agent may specify from time to time by no later than 10:00 a.m., Pittsburgh time, at least three (3) Business Days, or such shorter period as may be agreed to by the Administrative Agent, in advance of the proposed date of issuance.

Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.09, the Administrative Agent will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance, and (B) in no event expire later than ten (10) Business Days prior to the Expiration Date and providing that in no event shall (i) the Letters of Credit Outstanding exceed, at any one time, $30,000,000 or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. Schedule 2.09(a) hereto lists
                                            ----------------
letters of credit which PNC Bank issued for the accounts of certain of the Loan Parties prior to the date hereof pursuant to the Prior Credit Agreement and which shall remain outstanding after the Closing Date (the "Existing Letters of Credit"). Each Existing Letter of Credit shall be a Letters of Credit hereunder on and after the Closing Date and the provisions of this Section 2.09 shall apply to such Existing Letter of Credit.

                 (b) The Borrower shall pay to the Administrative Agent for the ratable account of the Banks a fee (the "Letter of Credit Fee") equal to the applicable interest rate per annum then in effect for Revolving Credit Loans which are subject to the Euro-Rate Option less the Euro-Rate, which fee shall be computed on the daily average Letters of Credit Outstanding (computed on the basis of a year of 360 days and actual days elapsed) and shall be payable quarterly in arrears commencing with the first Business Day of each April, July, October and January following issuance of the first Letter of Credit and on the expiration date for the last Letter of Credit then outstanding, with such fees accruing through and including the expiration date for each Letter of Credit. The Borrower shall pay to the Administrative Agent for its own account a fronting fee equal to 1/8% per annum, which fee shall be computed on the daily average Letters of Credit Outstanding (computed on the basis of a year of 360 days and actual days elapsed) and shall be payable quarterly in arrears commencing with the first business day of each October, January, April and July following issuance of the first Letter of Credit and on the expiration date for the last Letter of Credit then outstanding. The Borrower shall also pay to the Administrative Agent the Administrative Agent's then in effect customary fees and administrative expenses payable with respect to Letters of Credit as the Administrative Agent may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation and administration of Letters of Credit.

                 (c) Immediately upon the issuance of each Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Administrative Agent a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Bank's Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

                 (d) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Administrative Agent will promptly notify the Borrower. Provided that it shall have received such notice, the Borrower shall reimburse (such obligation to reimburse the Administrative Agent shall sometimes be referred to as a "Reimbursement Obligation") the Administrative Agent prior to 11:00 a.m., Pittsburgh time on each date that an amount is paid by the Administrative Agent under any Letter of Credit (each such date, a "Drawing Date") in an amount equal to the amount so paid by the Administrative Agent. In the event the Borrower fails to reimburse the Administrative Agent for the full amount of any drawing under any Letter of Credit by 11:00 a.m., Pittsburgh time, on the Drawing Date, the Administrative Agent will promptly notify each Bank thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Banks under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions set forth in Section 7.1 [Each Additional Loan] other than any notice requirements. Any notice given by the Administrative Agent pursuant to this Section 2.09(d) may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                 (e) Each Bank shall upon any notice pursuant to Section 2.09(d) make available to the Administrative Agent an amount in immediately available funds equal to its Ratable Share of the amount of the drawing, whereupon the participating Banks shall (subject to Section 2.09(f)) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount. If any Bank so notified fails to make available to the Administrative Agent for the account of the Administrative Agent the amount of such Bank's Ratable Share of such amount by no later than 2:00 p.m., Pittsburgh time on the Drawing Date, then interest shall accrue on such Bank's obligation to make such payment, from the Drawing Date to the date on which such Bank makes such payment at a rate per annum equal to the Federal Funds Effective Rate. The Administrative Agent will promptly give notice of the occurrence of the Drawing Date, but failure of the Administrative Agent to give any such notice on the Drawing Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligation under this Section 2.09(e).

                 (f) With respect to any unreimbursed drawing that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 2.09(d), because of the Borrower's failure to satisfy the conditions set forth in Section 7.1 [Each Additional Loan] other than any notice requirements or for any other reason, the Borrower shall be deemed to have incurred from the Administrative Agent a Letter of Credit Borrowing in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Bank's payment to the Administrative Agent pursuant to Section 2.09(e) shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a Participation Advance from such Bank in satisfaction of its participation obligation under this Section 2.09.

                 (g) (i) Upon (and only upon) receipt by the Administrative Agent for its account of immediately available funds from Borrower (i) in reimbursement of any payment made by the Administrative Agent under the Letter of Credit with respect to which any Bank has made a Participation Advance to the Administrative Agent, or (ii) in payment of interest on such a payment made by the Administrative Agent under such a Letter of Credit, the Administrative Agent will pay to each Bank, in the same funds as those received by the Administrative Agent, the amount of such Bank's Ratable Share of such funds, except the Administrative Agent shall retain the amount of the Ratable Share of such funds of any Bank that did not make a Participation Advance in respect of such payment by Administrative Agent.

                      (ii) If the Administrative Agent is required at any time to return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Loan Party to the Administrative Agent pursuant to Section 2.09(g)(i) in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent the amount of its Ratable Share of any amounts so returned by the Administrative Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Administrative Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

                 (h) Each Loan Party agrees to be bound by the terms of the Administrative Agent's application and agreement for letters of credit and the Administrative Agent's written regulations and customary practices relating to letters of credit, though such interpretation may be different from the such Loan Party's own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Administrative Agent shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

                 (i) In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Administrative Agent shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply with their face with the requirements of such Letter of Credit.

                 (j) Each Bank's obligation in accordance with this Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by
Section 2.09, as a result of drawing under a Letter of Credit, and the Obligations of the Borrower to reimburse the Administrative Agent upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.09 under all circumstances, including the following circumstances:

                      (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Administrative Agent, the Borrower or any other Person for any reason whatsoever;

                      (ii) the failure of any Loan Party or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Section 2.01 [Revolving Credit Commitments], 2.05 [Loan Requests], 2.06 [Making Revolving Credit Loans] or 7.1 [Each Additional Loan] or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Banks to make Participation Advances under Section 2.09;

                      (iii) any lack of validity or unenforceability of any Letter of Credit;

                      (iv) the existence of any claim, set-off, defense or other right which any Loan Party or any Bank may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Administrative Agent or any Bank or any Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

                      (v) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect even if the Administrative Agent has been notified thereof;

                      (vi) payment by the Administrative Agent under the Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

                      (vii) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

                      (viii) any breach of this Agreement or any other Loan Document by any party thereto;

                      (ix) the occurrence or continuance of an Insolvency Proceeding with respect to any Loan Party;

                      (x) the fact that an Event of Default or a Potential Default shall have occurred and be continuing;

                      (xi) the fact that the Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; and

                      (xii) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing.

                 (k)  In addition to amounts payable as provided in Section
10.05 [Reimbursement of Administrative Agent by Borrower, Etc.], the Borrower hereby agrees to protect, indemnify, pay and save harmless the Administrative Agent from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which the Administrative Agent may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit, other than as a result of
(A) the gross negligence or willful misconduct of the Administrative Agent as determined by a final judgment of a court of competent jurisdiction or (B) subject to the following clause (ii), the wrongful dishonor by the Administrative Agent of a proper demand for payment made under any Letter of Credit, or (ii) the failure of the Administrative Agent to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

                 (l) As between any Loan Party and the Administrative Agent, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letter of Credit by, the respective beneficiaries of such Letter of Credit. In furtherance and not in limitation of the foregoing, the Administrative Agent shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Administrative Agent shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;
(v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Administrative Agent, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the Administrative Agent's rights or powers hereunder. Nothing in the preceding sentence shall relieve the Administrative Agent from liability for the Administrative Agent's gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through
(viii) of such sentence.

                      In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Administrative Agent under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Administrative Agent under any resulting liability to the Borrower or any Bank.

          2.10   Voluntary Reduction of Revolving Credit Commitments.  The
                 ---------------------------------------------------
Borrower shall have the right at any time and from time to time upon not less than three (3) Business Days' prior written notice (which notice shall be irrevocable) to the Administrative Agent to terminate or to permanently and ratably reduce, in an aggregate amount of not less than $1,000,000 or an integral multiple thereof, the respective Revolving Credit Commitments without penalty or premium, except as hereinafter set forth. The Administrative Agent shall promptly advise each Bank of the date and amount of each such reduction. After each such reduction, the Commitment Fee shall be calculated upon the unused portion of the Revolving Credit Commitments as so reduced and the amount of reduction may not be reinstated.

                                  ARTICLE III

                            [INTENTIONALLY OMITTED]



                                  ARTICLE IV
                                INTEREST RATES
                                --------------

          4.01   Interest Rate Options.  The Borrower shall pay interest in
                 ---------------------
respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option or Euro-Rate Option set forth below applicable to the Loans (it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche; provided that there shall not be at any one time outstanding more than fourteen (14) Borrowing Tranches in the aggregate among all the Loans accruing interest at a Euro-Rate Option). The Administrative Agent's determination of a rate of interest and any change therein shall in the absence of manifest error be conclusive and binding upon all parties hereto. If at any time the designated rate applicable to any Loan made by any Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Loan shall be limited to such Bank's highest lawful rate.

                 (a)  Revolving Credit Interest Rate Options. The Borrower shall
                      --------------------------------------
have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans for the period commencing on the Eighteenth Amendment Effective Date and thereafter:

                      (i)   Revolving Credit Base Rate Option:  A fluctuating
                            ---------------------------------
rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the applicable percentage set forth below, based upon the ratio of (a) Total Indebtedness, to
(b) Consolidated Cash Flow from Operations, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate.

       Ratio of Total Indebtedness to                 Applicable
   Consolidated Cash Flow from Operations            Interest Rate
   --------------------------------------            -------------
   Greater than 5.25 to 1.0                         Base Rate plus 1.25%
   Greater than 4.75 to 1.0 but less than or        Base Rate plus 1.00%
    equal to 5.25 to 1.0
   Greater than 4.25 to 1.0 but less than or        Base Rate plus .75%

       Ratio of Total Indebtedness to                 Applicable
   Consolidated Cash Flow from Operations            Interest Rate
   --------------------------------------            -------------
    equal to 4.75 to 1.0
   Greater than 3.75 to 1.0 but less than or        Base Rate plus .50%
    equal to 4.25 to 1.0
   Less than or equal to 3.75 to 1.0                Base Rate plus .25%

                      (ii)  Revolving Credit Euro-Rate Option:  A fluctuating
                            ---------------------------------
rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the applicable percentage (such percentage is sometimes hereafter referred to as the "Applicable Percentage Over Euro-Rate") set forth below, based upon the ratio of (a) Total Indebtedness, to (b) Consolidated Cash Flow from Operations.

       Ratio of Total Indebtedness to                 Applicable
   Consolidated Cash Flow from Operations            Interest Rate
   --------------------------------------            -------------
   Greater than 5.25 to 1.0                         Euro-Rate plus 2.75%
   Greater than 4.75 to 1.0 but less than or        Euro-Rate plus 2.50%
    equal to 5.25 to 1.0
   Greater than 4.25 to 1.0 but less than or        Euro-Rate plus 2.25%
    equal to 4.75 to 1.0
   Greater than 3.75 to 1.0 but less than or        Euro-Rate plus 2.00%
    equal to 4.25 to 1.0
   Less than or equal to 3.75 to 1.0                Euro-Rate plus 1.75%

                 (b) The ratios pursuant to clause (a) above shall be computed on the date of each Acquisition Requiring Certification as more fully set forth in the third sentence of Section 8.01(m)(i) or the second sentence of Section 8.01(m)(ii), as applicable, and any interest rate adjustment attributable to such computation shall be effective on the date of such Acquisition Requiring Certification. If Borrower does not make any Acquisition Requiring Certification during any fiscal quarter, such ratio shall also be computed as of the end of such quarter with Consolidated Cash Flow from Operations computed for the four fiscal quarters then ended and Total Indebtedness computed as of the end of such fiscal quarter, but any interest adjustments attributable to a change in such ratio shall be effective (x) with respect to an increase of the applicable interest rate, as of the Delivery Date for the Borrower's consolidated financial statements for such quarter and (y) with respect to a decrease of the applicable interest rate, as of the later of the Delivery Date for such financial statements and the date on which such financial statements are actually delivered to the Agents and the Banks.

                 (c)  Rate Quotations.  The Borrower may call the Administrative
                      ---------------
Agent on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such indication shall not be binding on the Agents or the Banks nor affect the rate of interest which thereafter is actually in effect when the election is made.

          4.02   Interest Periods.  At any time when the Borrower shall select,
                 ----------------
convert to or renew a Euro-Rate Option, the Borrower shall notify the Administrative Agent thereof at least three (3) Business Days prior to the effective date of such Euro-Rate Option by delivering a Loan Request. The notice shall specify an interest period (the "Interest Period") during which such Interest Rate Option shall apply, such periods to be one, two, three or six months, provided, that the following shall apply to any selection of, renewal of or conversion to a Euro-Rate Option:

                 (a) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                 (b) any Interest Period which begins on the last day of a calendar month for which there is no numerically corresponding day in the subsequent calendar month during which such Interest Period is to end shall end on the last Business Day of such subsequent month;

                 (c) each Borrowing Tranche of Loans subject to a Euro-Rate Option shall be in integral multiples of $500,000 and not less than $5,000,000;

                 (d) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date; and

                 (e) in the case of the renewal of a Euro-Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

          4.03   Interest After Default.  To the extent permitted by Law, upon
                 ----------------------
the occurrence and during the continuation of an Event of Default, any principal, interest, fee or other amount payable hereunder shall bear interest for each day thereafter until paid in full (before and after judgment) at a rate per annum which shall be equal to two hundred (200) basis points (2% per annum) above the rate of interest otherwise applicable with respect to such amount or two hundred (200) basis points (2% per annum) above the Base Rate if no rate of interest is otherwise applicable, but in no event in excess of the highest rate permitted under applicable law. The Borrower acknowledges that such increased interest rate reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk. If an Event of Default shall occur and be continuing, the Administrative Agent may in its discretion limit the Borrower to the Base Rate Option.

          4.04   Euro-Rate Unascertainable.
                 -------------------------

                 (a) If on any date on which a Euro-Rate would otherwise be determined, the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that:

                      (i) adequate and reasonable means do not exist for ascertaining such Euro-Rate, or

                      (ii) a contingency has occurred which materially and adversely affects the London interbank market relating to the Euro-Rate, or

                 (b) if at any time any Bank shall have determined (which determination shall be conclusive absent manifest error) that:

                      (i) the making, maintenance or funding of any Loan to which a Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Bank in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not have the force of Law), or

                      (ii) such Euro-Rate Option will not adequately and fairly reflect the cost to such Bank of the establishment or maintenance of any such Loan, or

                      (iii) after making all reasonable efforts that deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan to which a Euro-Rate Option applies, respectively, are not available to such Bank with respect to a proposed Euro-Rate Loan in the London interbank market, in the case of any event specified in subsection (a) above, then the Administrative Agent shall promptly so notify the Banks and the Borrower thereof and in the case of any event specified in subsection (b) above, such Bank shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice and the Administrative Agent shall promptly send copies of such notice and certificate to the other Banks and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) the obligation of (A) the Banks in the case of such notice given by the Administrative Agent or (B) such Bank in the case of such notice given by such Bank to allow the Borrower to select, convert to or renew a Euro-Rate Option shall be suspended until the Administrative Agent shall have later notified the Borrower or such Bank shall have later notified the Administrative Agent, of the Administrative Agent's or such Bank's, as the case may be, determination (which determination shall be conclusive absent manifest error) that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrative Agent makes a determination under subsection (a) or (b) of this Section 4.04 and the Borrower has previously notified the Administrative Agent of its selection of, conversion to or renewal of a Euro-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Bank notifies the Administrative Agent of a determination under subsection (b) of this Section 4.04, the Borrower shall, subject to the Borrower's indemnification obligations under Section 5.06(b), as to any Loan of the Bank to which a Euro-Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 5.04 hereof. Absent due notice from the Borrower of conversion or prepayment such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

          4.05   Selection of Interest Rate Options.  If the Borrower fails to
                 ----------------------------------
select a new Interest Period to apply to any Borrowing Tranche of Loans under the Euro-Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 4.02, the Borrower shall be deemed to have converted such Loan or portion thereof to the Base Rate Option otherwise available with respect to such Loans, commencing upon the last day of the existing Interest Period. If an Event of Default shall occur and be continuing, the Administrative Agent may in its discretion limit the Borrower to the Base Rate Option hereunder.

                                   ARTICLE V
                                   PAYMENTS
                                   --------

          5.01   Payments.  All payments and prepayments to be made in respect
                 --------
of principal, interest, Commitment Fees, Closing Fee, Letter of Credit Fees, Administrative Agent's Fee or other fees or amounts due from the Borrower hereunder shall be payable prior to 11:00 A.M. (Pittsburgh time) on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without setoff, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office for the ratable accounts of the Banks with respect to the Loans in U.S. Dollars and in immediately available funds, and the Administrative Agent shall promptly distribute such amounts to the Banks in immediately available funds, provided that in the event payments are received by 11:00 A.M. (Pittsburgh time) by the Administrative Agent with respect to the Loans and such payments are not distributed to the Banks on the same day received by the Administrative Agent, the Administrative Agent shall pay the Banks the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Administrative Agent and not distributed to the Banks. The Administrative Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an "account stated."

          5.02   Pro Rata Treatment of Banks.  Each borrowing, and each
                 ---------------------------
selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees, Closing Fee, Letter of Credit Fees, or other fees or amounts due from the Borrower hereunder to the Banks with respect to the Loans, shall (except as provided in Section 4.04(b) [Euro-Rate Unascertainable], 5.04(b) [Voluntary Prepayments] or 5.06(a) [Additional Compensation in Certain Circumstances] hereof) be made in proportion to the Loans outstanding from each Bank and if no such Loans are then outstanding, in proportion to the Ratable Share of each Bank.

          5.03   Interest Payment Dates.  Interest on Loans to which the Base
                 ----------------------
Rate Option applies shall be due and payable in arrears on the first Business Day of each April, July, October and January after the date hereof and on the Expiration Date or upon acceleration of the Notes. Interest on Loans to which a Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans, and if any such Interest Period is longer than three months, also on the last day of every third month during such period.

          5.04   Voluntary Prepayments.
                 ---------------------

                 (a) The Borrower shall have the right at its option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in subsection (b) below or in Section 5.06 hereof):

                      (i) at any time with respect to any Loan to which the Base Rate Option applies,

                      (ii) on the last day of the applicable Interest Period with respect to Loans to which a Euro-Rate Option applies,

                      (iii) on the date specified in a notice by any Bank pursuant to Section 4.04(b) [Euro-Rate Unascertainable] hereof with respect to any Loan to which a Euro-Rate Option applies.

          Whenever the Borrower desires to prepay any part of the Loans, it shall provide a prepayment notice to the Administrative Agent at least one (1) Business Day prior to the date of prepayment of Loans setting forth the following information:

                             (y) the date, which shall be a Business Day, on which the proposed prepayment is to be made; and

                             (z)   the total principal amount of such
          prepayment, which shall not be less than $5,000,000.

          All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Except as provided in Section 4.04(b), if the Borrower prepays a Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied first to Loans to which the Base Rate Option applies, and then to Loans to which the Euro-Rate Option applies. Any prepayment hereunder shall be subject to the Borrower's obligation to indemnify the Banks under Section 5.06(b).

                 (b) In the event any Bank gives notice under Section 4.04(b) [Euro-Rate Unascertainable] or Section 5.06(a) [Additional Compensation in Certain Circumstances] hereof, the Borrower shall have the right, with the consent of the Administrative Agent, which shall not be unreasonably withheld, to: (y) prepay the Loans of such Bank, in whole together with all interest accrued thereon and thereby permanently and irrevocably terminate the Commitment of such Bank, or (z) replace such Bank, so long as, in the case of (y) or (z), such replacement or prepayment occurs within ninety (90) days after receipt of such Bank's notice under Section 4.04(b) or 5.06(a), provided the Borrower shall also pay to such Bank in the case of either the foregoing (y) or (z) at the time of such prepayment or replacement any amounts required under Section 5.06 and accrued Commitment Fees due on such amount and all other costs, fees and any amounts due to such Bank being prepaid or replaced.

          5.05   Mandatory Prepayments.
                 ---------------------

          (a)    Sale of Assets. Subject to the final sentence of this
                 --------------
paragraph, within five (5) Business Days of either any dissolution or winding up in a transaction or series of related transactions authorized by Section 8.02(f)(ii) or of any sale of assets or related sales of assets authorized by
Section 8.02(g) hereof with Net Sale Proceeds in excess of $1,000,000 (in either case a "Qualifying Asset Sale"), the Borrower shall make a mandatory prepayment of principal on the Revolving Credit Loans, together with accrued interest thereon plus any amounts required under Section 5.06. At such time as the aggregate Net Sale Proceeds from all Qualifying Asset Sales pursuant to Section 8.02(f)(ii) or Section 8.02(g) exceed $15,000,000 during the period from and after the Eighteenth Amendment Effective Date through and including the date of determination, then any Net Sale Proceeds from Qualifying Asset Sales in excess of such amount shall be used 50% to repay the outstanding Loans and 50% to repay outstanding Indebtedness under the Term Loan Agreement. In addition to the foregoing mandatory prepayment provisions, in the event that any sale of assets will result in the Borrower or any Subsidiary receiving "Net Cash Proceeds" which would otherwise become "Excess Proceeds" (as each of those terms are defined in the Indenture), then at least sixty (60) days prior to the date any Net Cash Proceeds would become Excess Proceeds under the Indenture, the Borrower shall give written notice to the Administrative Agent thereof setting forth the amount of Net Cash Proceeds at issue. After payment in full of the Term Loans, upon the direction of the Administrative Agent with the consent of the Required Banks, the Borrower shall make a permanent payment of principal on the Revolving Credit Loans in the amount of said Net Cash Proceeds, and the Revolving Credit Commitment of each Bank shall be reduced by its Ratable Share of the principal payment made to such Bank from the Net Cash Proceeds. To the extent the aggregate principal amount of Loans then outstanding which bear interest at the Base Rate Option is less than the principal amount required to be prepaid, the Borrower may elect to defer the prepayment until the next Interest Payment Date on its Loans that bear interest at a Euro-Rate Option, by giving written notice to the Administrative Agent of such election not later than four (4) Business Days after the asset disposition in question, whereupon the due date of such prepayment shall automatically be changed to such Interest Payment Date; provided, however, that Net Cash Proceeds shall, notwithstanding the foregoing, be required to make the prepayment specified in the prior sentence at least five days prior to the date such Net Cash Proceeds would become Excess Proceeds under the Indenture.

                 (b)  Sale of Certain of the Subordinated Notes.  The Borrower
                      -----------------------------------------
shall make or cause to be made the mandatory prepayment of the Loans as required pursuant to Section 8.02(e), together with accrued interest thereon plus any amounts required under Section 5.06.

                 (c)  Application Among Interest Rate Options.  All prepayments
                      ---------------------------------------
required pursuant to this Section 5.05 shall first be applied among the Interest Rate Options to the principal amount of the Loans subject to a Base Rate Option, then to Loans subject to Euro-Rate Option. In accordance with Section 5.06(b), the Borrower shall indemnify the Banks for any loss or expense including loss of margin incurred with respect to any such prepayments applied against Loans subject to a Euro-Rate Option on any day other than the last day of the applicable Interest Period.

          5.06   Additional Compensation in Certain Circumstances.
                 ------------------------------------------------

          (a)    Increased Costs or Reduced Return Resulting From Taxes,
                 ------------------------------------------------------
Reserves, Capital Adequacy Requirements, Expenses, Etc.  If any Law, guideline
------------------------------------------------------
or interpretation or any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

                    (i) subjects any Bank to any tax or changes the basis of taxation with respect to this Agreement, the Notes, the Loans or payments by the Borrower of principal, interest, Commitment Fees, or other amounts due from the Borrower hereunder or under the Notes (except for taxes on the overall net income of such Bank),

                    (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank, or

                    (iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Bank, or (B) otherwise applicable to the obligations of any Bank under this Agreement, and the result under any of the foregoing clauses (i), (ii) or (iii) is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Bank with respect to this Agreement, the Notes or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Bank's capital, taking into consideration such Bank's customary policies with respect to capital adequacy) by an amount which such Bank in its sole discretion deems to be material, such Bank shall from time to time notify the Borrower and the Administrative Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Bank (which determination shall be conclusive absent manifest error) to be necessary to compensate such Bank for such increase in cost, reduction of income or additional expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

               (b)  Indemnity.  In addition to the compensation required by
                    ---------
subsection (a) of this Section 5.06, the Borrower shall indemnify each Bank against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain Loans subject to the Euro-Rate Option) which such Bank sustains or incurs as a consequence of any:

                    (i) payment, prepayment, conversion or renewal of any Loan to which the Euro-Rate Option applies on a day other than the last day of the corresponding Euro-Rate Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

                    (ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any notice relating to Loan Requests under Section 2.05 or Section 4.02 or prepayments under Section 5.04, or reductions of Revolving Credit Commitments under Section 2.10, or

                    (iii) Event of Default by the Borrower in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including without limitation any failure of the Borrower to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fee or any other amount due hereunder.

          If any Bank sustains or incurs any such loss or expense it shall from time to time notify the Borrower of the amount determined in good faith by such Bank (which determination shall be conclusive absent manifest error and may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Bank shall deem reasonable) to be necessary to indemnify such Bank for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans, subject to the Euro-Rate Option provided for herein (excluding, however, the Applicable Percentage Over Euro-Rate included therein, if any) over (ii) the amount of interest (as reasonably determined by such Bank) which would have accrued to such Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          6.01   Representations and Warranties.  The Borrower represents and
                 ------------------------------
warrants to the Agents and each of the Banks as follows:

                 (a)  Organization and Qualification.  The Borrower, each
                      ------------------------------
Restricted Subsidiary of the Borrower and each Excluded Entity in which a Restricted Investment has been made are duly organized, validly existing and in good standing under the laws of their respective jurisdiction of organization; the Borrower, each Restricted Subsidiary of the Borrower and each Excluded Entity in which a Restricted Investment has been made have the power to own or lease their properties and to engage in the business they presently conduct or propose to conduct; and the Borrower and each Subsidiary of the Borrower are duly qualified as a foreign corporation, limited liability company or partnership and in good standing in each jurisdiction listed on Schedule 6.01(a)
                                                                ----------------
hereto and in all other jurisdictions where the property owned or leased by them or the nature of the business transacted by them or both makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the Borrower or any Subsidiary.

                 (b)  [Intentionally Omitted].
                       ---------------------

                 (c)  Excluded Entities; Subsidiaries.  Schedule 6.01(c)
                      -------------------------------   ----------------
attached hereto states (i) the name of each of the Borrower's Restricted Subsidiaries and each Excluded Entity in which a Restricted Investment has been made, (ii) in the case of each Corporate Subsidiary or Excluded Entity which is a corporation, its jurisdiction of incorporation, its authorized capital stock, the issued and outstanding shares (referred to herein as the "Corporate Shares") and the owners thereof, (iii) in the case of each Partnership Subsidiary or Excluded Entity which is a partnership, the jurisdiction in which it is organized, the type of organization (limited or general partnership) and the owners of its partnership interests (the "Partnership Interests"), and (iv) in the case of each Subsidiary or Excluded Entity which is a limited liability company, the jurisdiction in which it is organized, its authorized member interests, the issued and outstanding member interests (the "Member Interests") and the owners thereof. The Borrower and each Subsidiary have good and valid title to all of the Corporate Shares, Partnership Interests or Member Interests they purport to own, free and clear in each case of any Lien other than under the Loan Documents. All Corporate Shares, Partnership Interests and Member Interests have been validly issued. All Corporate Shares are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase any Member Interests, Corporate Shares or Partnership Interests except as indicated on Schedule 6.01(c).
                ----------------

                 (d)  Power and Authority.  Each Loan Party has full power to
                      -------------------
enter into, execute, delivery and carry out this Agreement, the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its obligations under the Loan Documents to which it is a party and all such actions have been duly authorized by all necessary proceedings on its part.

                 (e)  Validity and Binding Effect.  This Agreement has been duly
                      ---------------------------
executed and delivered by each Loan Party that is a party hereto, and each other Loan Document, when duly executed and delivered by each Loan Party which is a party thereto, will have been duly executed and delivered by such Loan Party. This Agreement and each other Loan Document delivered by the Loan Parties pursuant to the provisions hereof will constitute legal, valid and binding obligations of the Loan Parties thereto, enforceable against such Loan Party in accordance with their respective terms, except to the extent that (i) enforceability of any of the foregoing Loan Documents may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance or by general equitable principles and (ii) the exercise by the Banks of their rights with respect to the Collateral would be subject to the prior approval of health care regulatory authorities.

                 (f)  No Conflict.  Neither the execution and delivery of this
                      -----------
Agreement or the other Loan Documents by the Loan Parties nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, by-laws or other organizational documents of any Loan Party or (ii) of any Law or of any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party is a party or by which it is bound or to which it is subject, or result in the creation of enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party (other than Liens granted under the Loan Documents).

                 (g)  Litigation.  Except as previously disclosed to the
                      ----------
Administrative Agent in that certain letter dated January 2, 1996 by the Borrower, there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Borrower, threatened against the Borrower or any Subsidiary of the Borrower at law or equity before any Official Body which individually or in the aggregate would constitute a Material Adverse Change. Neither the Borrower nor any Subsidiary of the Borrower is in violation of any order, writ, injunction or any decree of any Official Body which would constitute a Material Adverse Change.

                 (h)  Title to Properties.  The Borrower and each Subsidiary of
                      -------------------
the Borrower have good and marketable title to or valid leasehold interest in all material properties, assets and other rights which they purport to own or lease or which are reflected as owned or leased on their respective books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the term and conditions of the applicable leases. All material leases of real property are in full force and effect without the necessity for any consent which has not previously been obtained for the consummation of the transaction contemplated hereby.

                 (i)  Financial Statements.
                      --------------------

                      (i)  Historical Statements.
                           ---------------------

                           The Borrower has delivered to the Administrative
Agent copies of its audited consolidated year-end financial statements for and as of the end of the fiscal years ended December 31, 1996, 1997 and the unaudited consolidated statements for the fiscal quarters ending on March 31, 1998, June 30, 1998 and September 30, 1998 (collectively the "Historical Statements"). The Historical Statements were compiled from the books and records maintained by the Borrower's management, fairly present the consolidated financial condition of the Loan Parties (which were Loan Parties as of the date of the respective Historical Statements) as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied, subject (in the case of the interim statements) to normal year-end audit adjustments.

                    (ii)   Accuracy of Financial Statements.  Neither the
                           --------------------------------
Borrower nor any Subsidiary of Borrower has any liabilities, contingent or otherwise, or material forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto or that are required to be disclosed under GAAP, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of the Borrower or any Subsidiary which may cause a Material Adverse Change. Since December 31, 1997, no Material Adverse Change has occurred; provided, however, that with the written approval of the Required Banks, express disclosures to the Banks by the Borrower in the reports provided by the Borrower to the Banks, pursuant to Section 8.03 hereof, shall be deemed to be an update and an exception to the representation made in the foregoing portion of this sentence.

                    (iii)  Projections.  The Borrower has delivered to the
                           -----------
Administrative Agent financial projections of the Borrower and its Subsidiaries prepared on a combined pro-forma basis for the two fiscal years ending September 30, 1998 and September 30, 1999 and for the fiscal quarter of October 1 through December 31, 1999 (the "Financial Projections") derived from various assumptions of the Borrower's management. The Financial Projections represent a reasonable range of possible results in light of the history of the business, present and foreseeable conditions and the intentions of the management of the Borrower.
The Financial Projections accurately reflect the liabilities of the Borrower and its Subsidiaries upon consummation of the transactions contemplated hereby as of the Eighteenth Amendment Effective Date.

               (j)  Margin Stock.  Neither the Borrower nor any Subsidiary
                    ------------
engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System.

               (k)  Full Disclosure.  Neither this Agreement nor any other Loan
                    ---------------
Document contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading considered as a whole; provided that any information provided after the date hereof shall be deemed to supersede any prior inconsistent information. There is no fact known to the Borrower or any Subsidiary which materially adversely affects the business, property, assets, financial condition, results of operations or prospects of the Borrower or any Material Subsidiary, which: (i) prior to or at the date hereof, has not been set forth in the Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Administrative Agent and the Banks in connection with the transactions contemplated hereby or in the Borrower's public filings with the Securities and Exchange Commission, or (ii) following the date hereof and with the written approval of the Required Banks, has not been set forth in other documents furnished in writing to the Administrative Agent and the Banks.

               (l)  Taxes.  All material federal, state, local and other tax
                    -----
returns required to have been filed with respect to the Borrower or any Subsidiary have been filed and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. As of the date hereof, there are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of the Borrower or any Subsidiary for any period.

               (m)  Consents and Approvals.  Except as may be disclosed by the
                    ----------------------
Borrower to the Administrative Agent pursuant to Section 8.01(p), no consent, approval, exemption, order or authorization of, or a registration or filing with any Official Body or any other person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement, or the other Loan Documents by any Loan Party, all of which have been obtained or made; provided, however, that it is acknowledged that consent of health care regulatory authorities issuing any licenses or regulating any health care facilities may be required if the Administrative Agent on behalf of the Banks exercises the rights and remedies in respect of the Pledged Collateral and such exercise of remedies results in or constitutes an assignment of any health care license issued by a health care regulatory authority or constitutes a change of control with respect to the ownership of a health care facility.

               (n)  Compliance With Instruments.  Neither the Borrower nor any
                    ---------------------------
Subsidiary is in violation of (i) any term of its certificate of incorporation, by-laws, or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would constitute a Material Adverse Change.

               (o)  Patents, Trademarks, Copyrights, Etc.  The Borrower and each
                    -------------------------------------
Subsidiary owns or possesses all the material patents, trademarks, service marks, trade names, copyrights and other intellectual property rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by the Borrower and each Subsidiary, without known conflict with the rights of others.

               (p)  Security Interests in the Collateral.  The Liens and
                    ------------------------------------
security interests granted to the Collateral Agent (or, the Agent, in the case of the Mortgages and Leasehold Mortgages filed prior to the Eighteenth Amendment Effective Date, as the case may be) for the benefit of the Banks pursuant to the Pledge Agreements, the Patent, Trademark and Copyright Security Agreement, the Security Agreement, the First Mortgages, the Mortgages and Leasehold Mortgages in the UCC Collateral constitute, and will continue to constitute, Prior Security Interests under the Uniform Commercial Code as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or valid first priority Liens under other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law to the fullest extent permitted by applicable law, except that the security interests in the Collateral under the Mortgages and Leasehold Mortgages may be subordinated to the security interests granted to certain of the Lessor Lenders or Owned Facility Lenders, as indicated on Schedule 6.01(aa) and, except in the case of the Collateral other than Pledged Collateral, subject to Permitted Liens. Upon the filing of financing statements relating to said security interests in each office and in each jurisdiction where required in order to perfect the security interests described above, recordation of the Patent, Trademark and Copyright Security Agreement in the United States Patent and Trademark Office (and, to the extent of any Collateral consisting of copyrights, in the United States Copyright Office), and taking possession of the stock certificates or certificates of ownership of member interests in a limited liability company, as the case may be, evidencing the Pledged Collateral which constitutes stock of a corporation or certificated member interests of a limited liability company, as the case may be, all such action as is necessary or advisable to establish such rights of the Collateral Agent (or, the Agent, in the case of the Mortgages and Leasehold Mortgages filed prior to the Eighteenth Amendment Effective Date, as the case may be) will have been taken, and there will be upon execution and delivery of the Patent, Trademark and Copyright Security Agreement, the Security Agreement, the First Mortgages, the Pledge Agreements, Mortgages and Leasehold Mortgages, such filings, and such taking of possession no necessity for any further action in order to preserve, protect and continue such rights, except for maintaining possession of such certificates and filing continuation statements with respect to such financing statements within six (6) months prior to each five-year anniversary of the filing of such financing statements. Any expenses in connection with each such action have been or will be paid by the Borrower. It is acknowledged that the exercise by the Banks of their rights and remedies in respect of the Pledged Collateral which would result in or constitute any assignment of any license issued by a health care regulatory authority or any change of control with respect to a health care facility may be subject to the prior approval of such health care regulatory authorities.

               (q)  First Mortgage Liens.  The Liens granted to the Collateral
                    --------------------
Agent for the benefit of the Banks pursuant to the First Mortgages constitute a valid first priority Lien under applicable law, subject only to Permitted Liens. All such action as will be necessary or advisable to establish such Lien of the Collateral Agent and its priority as described in the preceding sentence will be taken at or prior to the time required for such purpose, and there will be as of the date of execution and delivery of the First Mortgages not necessity for any further action in order to protect, preserve and continue such Lien and such priority.

               (r)  Status of the Pledged Collateral.  All the shares of capital
                    --------------------------------
stock, partnership interests, or member interests in a limited liability company, as the case may be, included in the Pledged Collateral to be pledged pursuant to the Pledge Agreements are or will be upon issuance duly authorized and validly issued. All shares of capital stock included in the Pledged Collateral are or will be upon issuance fully paid and nonassessable. All of the Pledged Collateral is owned beneficially and of record by the pledgor free and clear of any Lien or restriction on transfer, except as otherwise provided in the Pledge Agreements and except as the right of the Collateral Agent and the Banks to dispose of the Pledged Collateral may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws. Except as otherwise disclosed to the Banks, in writing, there are no shareholder or other agreements or understandings with respect to the Pledged Collateral.

               (s)  Insurance.  The insurance policies and bonds to which the
                    ---------
Borrower or any Subsidiary is a party provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of the Borrower and its Subsidiaries in accordance with prudent business practice in the industry of the Borrower and its Subsidiaries, including self-insurance to the extent customary, and such policies and bonds are valid and in full force and effect.

               (t)  Compliance with Laws.  The Borrower and its Subsidiaries
                    --------------------
are in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in subsection (y)) in all jurisdictions in which the Borrower or any Subsidiary is presently or will be doing business except where the failure to do so would not constitute a Material Adverse Change.

               (u)  Material Contracts, Licenses, Permits and Approvals.
                    ---------------------------------------------------

                         (A)  As of the date hereof, Schedule 6.01(u) hereto
                                                     ----------------
lists the following contracts relating to the business operations of the Borrower and its Subsidiaries: (i) all employee benefit plans, employment agreements where the compensation paid by the Borrower or any Subsidiary exceeds $250,000 in any fiscal year, collective bargaining agreements and labor contracts (the "Labor Contracts"), (ii) all written provider or similar agreements (the "Provider Agreements") pursuant to which the Borrower and its Subsidiaries have received or may claim any entitlement to receive reimbursement from or as a result of (1) Medicaid, Medicare or Blue Cross programs, or (2) any other public or private reimbursement programs where the payments received by the Borrower or any Subsidiary exceeded or are expected to exceed $6,000,000 in the current fiscal year, (iii) all leases of real property where the payments made by the Borrower or any Subsidiary in the current fiscal year exceed or are expected to exceed $250,000, (iv) any contract or series of contracts with the same person for the furnishing or purchase of machinery, equipment, goods or services, where the payments made by the Borrower or any Subsidiary exceeded or are expected to exceed $1,000,000 in the aggregate in the current fiscal year;
(v) all management contracts pursuant to which the Borrower or a Subsidiary provides management services to any other person where the payments received or expected to be received by the Borrower or any Subsidiary exceed $500,000 in the current fiscal year; and (vi) all other material contracts filed as exhibits to any report filed by the Borrower with the SEC during the past twelve months. All contracts listed on Schedule 6.01(u) and any Provider Agreements which provide
                    ----------------
for annual payments in excess of $6,000,000 which are not
listed on Schedule 6.01(u) are valid, binding and enforceable upon the Borrower
          ----------------
or its Subsidiaries, as the case may be, and, to the best knowledge of the Borrower, each of the other parties thereto in accordance with their respective terms and there is no default thereunder, to the knowledge of the Borrower and of its Subsidiaries, with respect to parties other than the Borrower or any of its Subsidiaries. There are no patient care agreements with patients or any other person or organization which deviate in such a material respect from the standard patient care forms used by the Borrower or any of its Subsidiaries as to constitute a Material Adverse Change.

                         (B)  Except as set forth on Schedule 6.01(u), the
                                                     ----------------
Borrower and each of its Subsidiaries has all material accreditations, authorizations, approvals, certificates of need, consents, licenses, permits and qualifications (collectively, "Approvals") required (i) for them to construct, acquire, own, manage, lease and/or operate their facilities and services, (ii) for them to receive payment and reimbursement from any patient or third party payor, to the extent in the case of (i) and (ii) such Approvals are presently required. The Borrower and each of its Subsidiaries have all other material Approvals required for the lawful operation of their businesses. All material Approvals of the Borrower and each of its Subsidiaries are in full force and effect and have not been amended or otherwise modified (except for modifications which would not have a material adverse effect upon the Borrower or any Subsidiary) rescinded, revoked or assigned, and no notice has been received of any violation of applicable Laws or any refusal to renew any Approval which could reasonably be expected to cause any of such Approvals to be modified, rescinded or revoked (except for modifications, rescissions or revocations which would not have a material adverse effect upon the Borrower and its Subsidiaries taken as a whole). The continuation, validity and effectiveness of all such Approvals will be in no way be adversely affected by the transactions contemplated by this Agreement. Neither the Borrower nor any of its Subsidiaries knows of any reason why any of them will not be able to maintain all material Approvals necessary or appropriate to construct, own, lease, manage and operate all of their facilities and to otherwise conduct their businesses as now conducted and presently proposed to be conducted. There are no deficiencies to the conditions for participation by the Borrower or any Subsidiary in any Medicare, Medicaid or other reimbursement programs which would preclude such participation.

               (v)  Investment Companies; Public Utility Holding Company.  The
                    ----------------------------------------------------
Borrower is not an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and shall not become such an "investment company" or under such "control." The Borrower is not a "holding company" nor a "subsidiary" or "affiliate" of any Person that is a "holding company" as those terms are defined in the Public Utility Holding Company Act of 1935.

               (w)  Plans and Benefit Arrangements.
                    ------------------------------

                    (i) The Borrower and each member of the ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements, Plans and Multiemployer Plans. There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Plan or, to the best knowledge of the

Borrower, with respect to any Multiemployer Plan or Multiple Employer Plan, which could result in any material liability of the Borrower or any other member of the ERISA Group. The Borrower and all members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or a Multiple Employer Plan or any law pertaining thereto. With respect to each Plan and Multiemployer Plan, the Borrower and each member of the ERISA Group (i) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA.

                    (ii) To the best of the Borrower's knowledge, each Multiemployer Plan and Multiple Employer Plan is able to pay benefits thereunder when due.

                    (iii) Neither the Borrower nor any other member of the ERISA Group has instituted or intends to institute proceedings to terminate any Plan.

                    (iv) No event requiring notice to the PBGC under Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan.

                    (v) The aggregate actuarial present value of all benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in, and as of the date of, the most recent actuarial report for such Plan, does not exceed the aggregate fair market value of the assets of such Plan by an amount in excess of $250,000.

                    (vi) Neither the Borrower nor any other member of the ERISA Group has incurred or reasonably expects to incur any material withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower nor any other member of the ERISA Group has been notified by any Multiemployer Plan or Multiple Employer Plan that such Multiemployer Plan or Multiple Employer Plan has been terminated within the meaning of Title IV of ERISA and, to the best knowledge of the Borrower, no Multiemployer Plan or Multiple Employer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

                    (vii) To the extent that any Benefit Arrangement is insured, the Borrower and all members of the ERISA Group have paid when due all premiums required to be paid for all periods. To the extent that any Benefit Arrangement is funded other than with insurance, the Borrower and all members of the ERISA Group have made when due all contributions required to be paid for all periods.

               (x)  Employment Matters.  The Borrower and each of its
                    ------------------
Subsidiaries are in compliance with the Labor Contracts and all applicable federal, state and local labor and employment Laws including, but not limited to, those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply would constitute a Material Adverse Change. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of the Borrower or any of its Subsidiaries which in any case would constitute a Material Adverse Change. The Borrower has delivered to the Administrative Agent true and correct copies of each of the Labor Contracts in effect as of the date hereof.

               (y)  Environmental Matters.  Except as disclosed on Schedule
                    ---------------------                          --------
6.01(y) hereto and except for matters which would not exceed $5,000,000 in the
-------
aggregate:

                    (i) Neither Borrower nor any of its Subsidiaries has received any Environmental Complaint, whether directed or issued to Borrower or any of its Subsidiaries or relating or pertaining to any prior owner, operator or occupant of the Property.

                    (ii) To the knowledge of Borrower and each of its Subsidiaries, no activity of the Borrower or any of its Subsidiaries at the Property is being or has been conducted in violation of any Environmental Law or Required Environmental Permit and to the knowledge of Borrower and each of its Subsidiaries no activity of any prior owner, operator or occupant of the Property was conducted in violation of any Environmental Law.

                    (iii) To the knowledge of Borrower and each of its Subsidiaries, there are no Regulated Substances present on, in, under or emanating from, or emanating to, the Property or any portion thereof which result in Contamination.

                    (iv) To the knowledge of Borrower and each of its Subsidiaries, Borrower and each of its Subsidiaries have all Required Environmental Permits and all such Required Environmental Permits are in full force and effect.

                    (v) To the knowledge of Borrower and each of its Subsidiaries, Borrower and each of its Subsidiaries have submitted all Required Environmental Notices which they are required to submit to an Official Body and Borrower and each of its Subsidiaries maintain all Required Environmental Notices which they are required to maintain.

                    (vi) To the knowledge of Borrower and each of its Subsidiaries, no structures, improvements, equipment, fixtures, impoundments, pits, lagoons or aboveground or underground storage tanks located on the Property contain or use, except in compliance with Environmental Law and Required Environmental Permits, Regulated Substances or otherwise are operated or maintained except in compliance with Environmental Law and Required Environmental Permits. To the knowledge of Borrower and each of its Subsidiaries, no structures improvements, equipment, fixtures, impoundments, pits, lagoons or aboveground or underground storage tanks of prior owners, operators or occupants of the Property contained or used, except in compliance with Environmental Law, Regulated Substances or otherwise were operated or maintained by any such prior owner, operator or occupant except in compliance with Environmental Law.

                    (vii) To the knowledge of Borrower and each of its Subsidiaries, no facility or site to which Borrower or any of its Subsidiaries, either directly or indirectly by a third party, has sent Regulated Substances for storage, treatment, disposal or other management has been or is being operated in violation of Environmental Law or pursuant to Environmental Law is identified or proposed to be identified on any list of contaminated properties or other properties which pursuant to Environmental Law are the subject of an investigation, cleanup, removal, remediation or other response action by an Official Body.

                    (viii) To the knowledge of Borrower and each of its Subsidiaries, no portion of the Property is identified or proposed to be identified on any list of contaminated properties or other properties which pursuant to Environmental Law are the subject of an investigation or remediation action by an Official Body, nor to Borrower's or any of its Subsidiary's knowledge is any property adjoining or in the proximity of the Property identified or proposed to be identified on any such lists.

                    (ix) To the knowledge of Borrower and each of its Subsidiaries, no portion of the Property constitutes an Environmentally Sensitive Area.

                    (x) No lien or other encumbrance authorized by Environmental Law exists against the Property and neither Borrower nor any of its Subsidiaries has reason to believe that such a lien or encumbrance may be imposed.

                    (xi) To the knowledge of Borrower and each of its Subsidiaries, there has been no material change in the environmental condition (including but not limited to the presence of Contamination or the presence of Regulated Substances in violation of Environmental Law) of any Property as described in any Phase I Environmental Site Assessment report or similar report regarding the environmental condition of such Property or the Borrower's or its Subsidiaries' compliance with Environmental Law a copy of which Borrower has provided to Agent, except for such changes which would result in the improvement of the environmental condition of any such Property or the Borrower's or its Subsidiaries compliance with Environmental Law.

               (z)  Senior Debt Status.  The obligations of the Borrower under
                    ------------------
this Agreement and the Notes and the obligations of the Subsidiaries of Borrower under the Guaranties do rank and will rank at least pari passu in priority of
                                                    ---- -----
payment with all other Indebtedness of the Borrower or such Subsidiaries, as the case may be, except Indebtedness of the Borrower or its Subsidiaries to the extent secured by Permitted Liens. The obligations of the Borrower under this Agreement and the Notes do not conflict with or violate the terms of the Indenture and any Loans hereafter made to the Borrower will constitute "Permitted Indebtedness" as such term is defined in the Indenture of the type described in clause (i) of such definition and will also constitute "Designated Senior Indebtedness" as such term is also defined in the Indenture. There is no Lien upon or with respect to any of the properties or income of the Borrower or any of its Subsidiaries which secures Indebtedness or other obligations of any person except for Permitted Liens.

               (aa)  Matters Regarding Leased Facilities and Certain
                     -----------------------------------------------
Indebtedness of Subsidiaries.
----------------------------

                     (i)   Indebtedness Related to Leased Facilities. Schedule
                           -----------------------------------------  --------
6.01(aa) describes each Leased Facility and with respect thereto: (1) the
--------
Subsidiary Lessee which is the lessee thereof; (2) the Lessor thereof; (3) the amount of Lessor Indebtedness secured by any assets of such Leased Facility; (4) the Lessor Lender which is the obligee under such Lessor Indebtedness; (5) any assets of the Subsidiary Lessee leasing such Leased Facility which relate to such facility in which such Subsidiary Lessee has granted Liens in favor of the Lessor (it is acknowledged that the Lessor has assigned such Liens to the Lessor Lender) or Lessor Lender and confirmation that such Liens are Permitted Leased Facility Liens and Permitted Liens; (6) the original maturity date of such Lessor Indebtedness, without giving effect to subsequent amendments unless permitted by this Agreement; (7) whether a Facility Purchase Option has been granted as part of an Intercreditor Agreement between the Administrative Agent (or Collateral Agent, as the case may be) and the Lessor Lender with respect to such Leased Facility; (8) whether the Lessor Lender and Lessor have consented to the grant by the Subsidiary Lessee of a Leasehold Mortgage, in favor of the Administrative Agent (or Collateral Agent, as the case may be) for the benefit of the Banks and Liens on the assets of such Subsidiary Lessee (such Liens to be second in priority to the Liens granted by such Subsidiary Lessee to such Lessor Lender in such assets if such Subsidiary granted Liens in such assets to such Lessor Lender) with respect to such Leased Facility; (9) whether the applicable Lessor Lender has agreed to release its liens in the assets of the applicable Subsidiary Lessee leasing such Leased Facility related to such facility; (10) whether the applicable Lessor Lender has entered into a Non-Disturbance Agreement; (11) whether the applicable Lessor Lender has entered into an Intercreditor Agreement with the Administrative Agent (or Collateral Agent, as the case may be); and (12) whether the applicable Lessor Lender has entered into a Trustee Agreement with the Administrative Agent.

                     (ii)  Indebtedness Related to Subsidiary Owned Facilities.
                           ---------------------------------------------------
Schedule 6.01(aa) describes each Owned Facility and with respect thereto: (1)
-----------------
the Subsidiary Owner; (2) the amount of the Owned Facility Indebtedness, secured by any assets of such Owned Facility; (3) the Owned Facility lender which is the obligee under such Owned Facility Indebtedness; (4) the assets of the Subsidiary Owner relating to such Owned Facility in which the Subsidiary Owner has granted Liens in favor of such Owned Facility Lender and confirmation that such Liens are Permitted Owned Facility Liens and Permitted Liens; (5) the original maturity date of such Owned Facility Indebtedness, without giving effect to subsequent amendments unless permitted by this Agreement; (6) whether a Facility Purchase Option has been granted as part of an Intercreditor Agreement between the Administrative Agent (or Collateral Agent, as the case may be) and the Owned Facility Lender with respect to such Owned Facility; (7) whether the Owned Facility Lender has consented to the grant by the Subsidiary Owner of a Mortgage, in favor of the Administrative Agent (or Collateral Agent, as the case may be) for the benefit of the Banks and Liens on the assets of such Subsidiary Owner (such Liens to be second in priority to the Liens granted by such Subsidiary Owner to such Owned Facility Lender in such assets if such Subsidiary Owner granted Liens in such assets to such Owned Facility Lender) with respect to such Owned Facility; and (8) whether the applicable Owned Facility Lender entered into an Intercreditor Agreement with Administrative Agent (or Collateral Agent, as the case may be).

                       (iii)  Other matters regarding Owned and Leased Real
                              ---------------------------------------------
Property. In addition to the Owned Facilities and the Leased Facilities,
Schedule 6.01(aa) sets forth a true and complete list of all other Property of
-----------------
the Borrower and all other Property of each Subsidiary of the Borrower.

                 (bb)  Mortgage and Leasehold Mortgage Liens.  The Liens granted
                       -------------------------------------
to the Administrative Agent (or Collateral Agent, as the case may be) for the benefit of the Banks pursuant to the Mortgages and the Leasehold Mortgages constitute valid Liens under applicable law having priority over all other Liens except that if otherwise permitted by this Agreement they may be subordinate to Liens in favor of the Owned Facility Lenders and Lessor Lenders, as the case may be, and Schedule 6.01(aa) indicates if such Liens are subordinated. All such
        -----------------
action as will be necessary or advisable to establish such Liens of the Administrative Agent (or Collateral Agent, as the case may be) and its priority as described in the preceding sentence will be taken at or prior to the time required for such purpose, and there will be as of the date of execution and delivery of the Mortgages and Leasehold Mortgages no necessity for any further action in order to protect, preserve and continue such Liens and such priority. Notwithstanding any provision of this Agreement to the contrary, to the extent a Loan Party is required to execute and deliver an Intercreditor Agreement, Leasehold Mortgage or Mortgage, as required by this Agreement, on or after the Eighteenth Amendment Effective Date, such agreement shall be entered into by such Loan Party with the Collateral Agent for the ratable benefit of the Banks and on a pari passu basis, the Term Loan Banks (in lieu of the Administrative Agent for the benefit of the Banks) unless otherwise required by the Administrative Agent.

                 (cc)  Affiliate Transactions.  Schedule 6.01(cc) hereto sets
                       ----------------------   -----------------
forth a true and complete list of all transactions between the Borrower or any Subsidiary of the Borrower and MPN or any Affiliate of MPN.

                 (dd)  Year 2000.  The Borrower and its Subsidiaries have
                       ---------
reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the risk that certain computer applications used by the Borrower or its Subsidiaries (or any of their respective material suppliers, customers or vendors) may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The Year 2000 Problem will not result in any Material Adverse Change.

                 (ee)  Solvency.  The Borrower and each other Loan Party is
                       --------
Solvent. As of the Closing Date and after giving effect to the transactions contemplated by the Loan Documents and the Term Loan Documents, including all Loans made under the Loan Documents and the Term Loan Documents, the Liens granted by the Borrower and each other Loan Party in connection therewith and the payment of all fees related thereto, the Borrower and each other Loan Party will be Solvent.

          6.02   Updates to Schedules.  Should any of the information or
                 --------------------
disclosures provided on any of the Schedules attached hereto (other than Schedules relating solely to representations and warranties made solely as of the date expressly specified therein, which representations and warranties shall be true and correct as of such specified date) become outdated or incorrect in any material respect, the Borrower shall promptly provide the Administrative Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct the same; provided, however that no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update that would disclose the occurrence of an event or condition which constitutes a Potential Default or Event of Default, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Required Banks, in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule.

                                  ARTICLE VII

                             CONDITIONS OF LENDING
                             ---------------------

          The obligation of each Bank to make Revolving Credit Loans and of the Administrative Agent to issue Letters of Credit hereunder is subject to the performance by the Borrower of its obligations to be performed hereunder at or prior to the making of any such Revolving Credit Loans or issuance of such Letters of Credit and to the satisfaction of the following conditions:

          7.01   Each Additional Revolving Credit Loan.  At the time of making
                 -------------------------------------
any Revolving Credit Loans or issuing any Letters of Credit other than the Revolving Credit Loan made on the Closing Date hereunder and after giving effect to the proposed borrowings: the representations and warranties of the Borrower contained in Article VI hereof shall be true on and as of the date of such additional Revolving Credit Loan with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Borrower shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Revolving Credit Loans or issuing of such Letters of Credit shall not contravene any Law applicable to the Borrower or any of the Banks; and the Borrower shall have delivered to the Administrative Agent a duly executed and completed Loan Request.

                                 ARTICLE VIII

                                   COVENANTS
                                   ---------

          8.01   Affirmative Covenants.  The Borrower covenants and agrees that
                 ---------------------
until payment in full of the Loans and interest thereon, satisfaction of all of the Borrower's other obligations hereunder and termination of the Commitments, the Borrower shall comply at all times with the following affirmative covenants:

                 (a)  Preservation of Existence, Etc.  The Borrower shall, and
                      -------------------------------
shall cause each of its Subsidiaries to, maintain its corporate existence and its qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such qualification necessary, except where the failure to be so qualified or in such good standing would not constitute a Material Adverse Change.

                 (b)  Payment of Liabilities, Including Taxes, Etc.  The
                      ---------------------------------------------
Borrower shall, and shall cause each of its Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of the Borrower and its Subsidiaries taken as a whole and which would affect the Collateral.

                 (c)  Maintenance of Insurance.  The Borrower shall, and shall
                      ------------------------
cause each of its Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, worker's compensation, public liability and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary. At the request of the Administrative Agent, the Borrower shall deliver to the Administrative Agent certificates of insurance signed by the Borrower's independent insurance broker describing and certifying as to the existence of the insurance on the Collateral required to be maintained by this Agreement and other Loan Documents and a summary schedule indicating all insurance then in force with respect to the Borrower. Such policies of insurance shall contain special endorsements, which shall (i) specify the Collateral Agent as additional insured, mortgagee and lender loss payee as its interests may appear, regardless of any breach or violation by the Borrower or its applicable subsidiary of any warranties, declarations or conditions contained in such policies, (ii) provide, except in the case of public liability insurance and workmen's compensation insurance, that all insurance proceeds shall be adjusted and payable in accordance with the terms of the applicable Mortgage or First Mortgage, and (iii) provide that no cancellation of such policies shall be effective until at least thirty (30) days after receipt by the Administrative Agent of written notice of such cancellation or change. Any monies received by the Administrative Agent or Collateral Agent constituting insurance proceeds or condemnation proceeds (pursuant to the Mortgage or First Mortgage) shall be applied in accordance with the terms of the applicable Mortgage or First Mortgage. The insurance requirements set forth herein may be satisfied through blanket insurance obtained and maintained by MPN.

                 (d)  Maintenance of Properties and Leases.  The Borrower shall,
                      ------------------------------------
and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business, and from time to time, the Borrower will make or cause to be made all appropriate repairs, renewals or replacements thereof.

               (e)  Maintenance of Patents, Trademarks, Etc.  The Borrower
                    ----------------------------------------
shall, and shall cause each of its Subsidiaries to, maintain in full force and effect all patents, trademarks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

               (f)  Visitation Rights.  The Borrower shall, and shall cause
                    -----------------
each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of any Agent or any of the Banks to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times during normal business hours and as often as any of the Banks may reasonably request, provided that each Bank shall provide the Borrower and the Administrative Agent with reasonable notice prior to any visit or inspection. In the event any Bank desires to conduct an audit of the Borrower, such Bank shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Administrative Agent.

               (g)  Keeping of Records and Books of Account.  The Borrower
                    ---------------------------------------
shall, and shall cause each of its Subsidiaries to, maintain and keep proper books of record and account which enable the Borrower and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrower or any of its Subsidiaries, and which accurately and fairly reflect the transactions and dispositions of assets of the Borrower or such Subsidiary.

               (h)  Plans and Benefit Arrangements.  The Borrower shall, and
                    ------------------------------
shall cause each member of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and Benefit Arrangements except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change. Without limiting the generality of the foregoing, the Borrower shall cause all of its Plans and all Plans maintained by any member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each member of the ERISA Group to make, in a timely manner, all contributions due to Plans, Benefit Arrangements and Multiemployer Plans.

               (i)  Compliance With Laws.  The Borrower shall, and shall cause
                    --------------------
each of its Subsidiaries to, comply with all applicable Laws, including all Environmental Laws, in all respects provided that it shall not be deemed to be a violation of this Section 8.01(i) if any failure to comply with any Law would not result in fines, penalties, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change.

               (j)  Use of Proceeds.  The Borrower will use the proceeds of the
                    ---------------
Loans only for lawful purposes in accordance with Section 2.08 hereof as applicable and such uses shall not contravene any applicable Law or any other provision hereof.

               (k)  [Intentionally Omitted].
                    -----------------------

               (l)  Subordination of Intercompany Loans, Other Loans and
                    ----------------------------------------------------
Advances to the Borrower. Except for Indebtedness described on Schedule 8.01(l),
------------------------                                       ----------------
the Borrower shall cause any intercompany Indebtedness, and shall cause any other Indebtedness, loans or advances owed by any Loan Party to any other person (other than a Loan Party) to be subordinated to the Loan Parties' obligations under the Loan Documents on the terms set forth in Exhibit 8.01(l), with such
                                                   ---------------
revisions thereto as are reasonably satisfactory to the Agents.

               (m)  Approval of Financial Statements in Permitted Acquisitions;
                    -----------------------------------------------------------
Notice of Permitted Acquisition.
-------------------------------

                    (i)    Approval of Financial Statements.  The Borrower
                           --------------------------------
shall deliver to the Banks a certificate in the form of Exhibit 8.01(m)(i)
                                                        ------------------
hereof (the "Acquisition Approval Certificate") before making a Permitted Acquisition if they desire that the cash flow of the business to be acquired during periods prior to the acquisition shall be included when they compute Cash Flow from Operations under this Agreement. The Borrower shall attach to such Acquisition Approval Certificate copies of the historical financial statements of the business to be acquired including the annual and interim balance sheets and income statements for at least three (3) fiscal years prior to the Permitted Acquisition and pro forma statements which shall include a combined balance sheet as of the acquisition date and cash flow statements for the preceding year. The pro forma statements shall set forth: (1) Consolidated Cash Flow from Operations of the Loan Parties and the acquired business, adjusted in accordance with clause (A) of the definition of Consolidated Cash Flow from Operations, for the Acquisition Income Reporting Period in connection with such Permitted Acquisition, and (2) Total Indebtedness on the date of the Permitted Acquisition after giving effect to the acquisition and the Loans to be made on such date, and (3) the ratio of the amount in clause (2) to the amount in clause (1), which ratio shall not exceed (A) 5.75 to 1.0 from the Eighteenth Amendment Effective Date through and including June 30, 1999; and (B) 5.50 to 1.0 from July 1, 1999 and thereafter. The Acquisition Approval Certificate shall confirm the accuracy of the foregoing computations and that, after giving effect to the Permitted Acquisition and the Loans made on the date thereof, no Event of Default shall exist and the Loan Parties shall be in compliance with all of their covenants hereunder, assuming, for purposes of Borrower's financial covenants, that all items of income, expense and cash flow are reported for the Acquisition Income Reporting Period and that all balance sheet items (such as Indebtedness) are measured on the date of such Permitted Acquisition. The Loan Parties may make the Permitted Acquisition prior to receiving the Required Banks' approval of Borrower's Acquisition Approval Certificate with respect thereto; provided that the Loan Parties may not, until they have received such approval, include the cash flow of the business to be acquired for periods prior to the acquisition in their net income when they compute Consolidated Cash Flow from Operations. The Banks shall use their best efforts to respond to the Borrower's request for approval of each Acquisition Approval Certificate within two (2) Business Days following the Banks' receipt of such certificate and shall not unreasonably withhold or delay such approval.

                    (ii)   Notice.  The Borrower shall deliver to the Banks a
                           ------
notice in the form of Exhibit 8.01(m)(ii) (the "Acquisition Notice Certificate")
                      -------------------
at least two (2) Business Days before making any Permitted Acquisition except for: (1) a Permitted Acquisition described in Section 8.01(m)(i) with respect to which the Borrower is delivering an Acquisition Approval

Certificate, or (2) a Permitted Acquisition if the Purchase Price in connection therewith is less than $2,500,000. The Acquisition Notice Certificate shall set forth the ratio of (1) Consolidated Cash Flow From Operations (excluding the cash flow of the acquired business) for the Acquisition Income Reporting Period in connection with such Permitted Acquisition, and (2) Total Indebtedness on the date of the Permitted Acquisition after giving effect to the acquisition and the Loans to be made on such date, which ratio shall not exceed (A) 5.75 to 1.0 from the Eighteenth Amendment Effective Date through and including June 30, 1999; and
(B) 5.50 to 1.0 from July 1, 1999 and thereafter. The Acquisition Notice Certificate also shall confirm that, after giving effect to the Permitted Acquisition and the Loans made on the date thereof, no Event of Default shall exist and the Loan Parties shall be in compliance with all of their covenants hereunder, assuming, for purposes of Borrower's financial covenants, that all items of income, expense and cash flow are reported for the Acquisition Income Reporting Period and that all balance sheet items (such as Indebtedness) are measured on the date of such Permitted Acquisition.

                    (iii)  Additional Information.  With respect to any
                           ----------------------
Acquisition Approval Certificate or Acquisition Notice Certificate, the Borrower shall provide to the Banks, as the Banks may reasonably request detailed calculations and information supporting the financial calculations therein and the financial statements attached thereto.

               (n)  [Intentionally Omitted].
                    -----------------------

               (o)  [Intentionally Omitted].
                    -----------------------

               (p)  Further Assurances.  Each Loan Party shall, from time to
                    ------------------
time, at its expense, faithfully preserve and protect the Administrative Agent's Lien and the Collateral Agent's Lien on or perfected security interest in the Collateral as a continuing first priority perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Administrative Agent or the Collateral Agent, as the case may be, in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its respective rights and remedies thereunder with respect to the Collateral. The Loan Parties shall (i) provide to the Administrative Agent and the Collateral Agent within thirty (30) days of the Eighteenth Amendment Effective Date a list of all material contracts or agreements which by their terms do not permit the grant of a security interest therein; (ii) use commercial reasonable best efforts to obtain within ninety (90) days of the Eighteenth Amendment Effective Date any consents or approvals of security interests in any such contract or agreement granted to the Administrative Agent or the Collateral Agent; (iii) to the extent any such consent or approval is obtained and upon receipt thereof, promptly deliver to the Administrative Agent and the Collateral Agent any original of such consent or approval obtained or such other evidence in a form satisfactory to the Administrative Agent and the Collateral Agent of any such consent or approval obtained.

               (q)  Certain Owned Facilities - Termination of Liens;
                    ------------------------------------------------
Intercreditor Agreements.
------------------------

                    The Borrower shall:

                    (i) Cause any Lien securing any Owned Facility Indebtedness to be terminated on or before the earlier of: the maturity of such Owned Facility Indebtedness (without giving effect to any extension of such maturity after the Sixteenth Amendment Effective Date, unless such extension of maturity is otherwise approved in accordance with this Agreement) or any refinancing, replacement or substitution of such Owned Facility Indebtedness, unless, in the case of a refinancing, such refinancing is otherwise approved in accordance with this Agreement;

                    (ii) Not permit the amount of Owned Facility Indebtedness secured by Liens in favor of an Owned Facility Lender to exceed the amount of such Owned Facility Indebtedness existing on the Sixteenth Amendment Effective Date;

                    (iii) Cause each Subsidiary Owner to not grant a Lien on any asset of such Subsidiary Owner if the Owned Facility Lender has previously terminated its Liens or has never obtained a Lien on such asset; and

                    (iv) Cause each Owned Facility Lender and any other person which loans money to any Subsidiary Owner, or otherwise obtains a Lien in any of the assets of any Subsidiary Owner relating to any of the Owned Facilities (whether by assignment of the Owned Facility Indebtedness or otherwise), on the date of such loan or lien to execute and deliver to Administrative Agent (or the Collateral Agent, as the case may be) an Intercreditor Agreement and Borrower shall deliver or cause to be delivered to Administrative Agent a true and correct copy of the original of each Intercreditor Agreement within one (1) Business Day after such agreement has been executed. The Borrower shall use its best efforts to obtain each Intercreditor Agreement in the form of Exhibit 1.01(I)(2)(A), and if the Borrower is not successful in obtaining such form of Intercreditor Agreement after using best efforts, then the Borrower shall use best efforts to obtain an Intercreditor Agreement in the form of Exhibit 1.01(I)(2)(B). If the Borrower is not successful, after using best efforts, in obtaining either such form of Intercreditor Agreement, then the Borrower shall negotiate such other Intercreditor Agreement as is reasonably satisfactory, in form and substance, to the Administrative Agent.

               (r)  Certain Leased Facilities - Termination of Liens;
                    -------------------------------------------------
Intercreditor Agreements; Trustee Agreements.
--------------------------------------------

                    The Borrower shall:

                    (i) Not consent to (i) any extension of the maturity of any Lessor Indebtedness beyond the maturity of such Lessor Indebtedness (without giving effect to any extension of such maturity after the Sixteenth Amendment Effective Date unless such extension of maturity is otherwise approved in accordance with this Agreement) or (ii) any refinancing, replacement or substitution of such Lessor Indebtedness unless, in the case of a refinancing, such refinancing is otherwise approved in accordance with this Agreement;

                    (ii) Not consent to an increase in the amount of Lessor Indebtedness secured by Liens in favor of the Lessor Lenders in excess of the amount of such Indebtedness existing on the Sixteenth Amendment Effective Date;

                    (iii) Not permit any Subsidiary Lessee to grant a Lien on any asset of such Subsidiary Lessee (except as otherwise permitted by this Agreement) if the applicable Lessor or Lessor Lender has previously terminated its Liens or has never obtained a Lien on such asset;

                    (iv) Deliver to the Administrative Agent for the benefit of the Banks an Intercreditor Agreement with respect each Lessor Lender and, if reasonably requested by the Administrative Agent, a Non-Disturbance Agreement. Each Non-Disturbance Agreement shall be satisfactory, in form and substance to the Agents. Borrower shall deliver or cause to be delivered to Administrative Agent a true and correct copy of each Non-Disturbance Agreement and the original of each Intercreditor Agreement within one (1) Business Day after such agreement has been executed pursuant to the preceding sentence. The Borrower shall use its best efforts to obtain each Intercreditor Agreement in the form of Exhibit 1.01(I)(1)(A), and if the Borrower is not successful in obtaining such form of Intercreditor Agreement after using best efforts, then the Borrower shall use best efforts to obtain an Intercreditor Agreement in the form of Exhibit 1.01(I)(1)(B). If the Borrower is not successful, after using best efforts, in obtaining either such form of Intercreditor Agreement, then the Borrower shall negotiate such other Intercreditor Agreement as is reasonably satisfactory, in form and substance, to the Administrative Agent; and

                    (v) Cause if reasonably requested by the Administrative Agent, each Lessor listed on Schedule 6.01(aa) to execute and deliver to the
                             -----------------
Administrative Agent a Trustee Agreement; provided, however, that if, with respect to Leased Facilities leased by Loan Parties prior to the Sixteenth Amendment Effective Date, following the Sixteenth Amendment Effective Date the Loan Parties are otherwise in compliance with all requirements under this Agreement relating to Lessor Indebtedness, Leased Facilities and Permitted Leased Facility Liens, then no additional Trustee Agreements will be required with respect to such Leased Facilities so long as the lease of such facility continues following the Sixteenth Amendment Effective Date on terms and conditions identical to those approved by the Required Banks prior to the Sixteenth Amendment Effective Date. Each Trustee Agreement shall be satisfactory, in form and substance to the Administrative Agent.

          8.02   Negative Covenants.  The Borrower covenants and agrees that
                 ------------------
until payment in full of the Loans and interest thereon, satisfaction of all of the Borrower's other obligations hereunder and termination of the Commitments, the Borrower shall comply with the following negative covenants:

          (a)    Indebtedness.  Subject to Section 8.02(v), the Borrower shall
                 ------------
not, and shall not permit any of its Restricted Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

                     (i)     Indebtedness under the Loan Documents;

                     (ii) Existing Indebtedness as of the Sixteenth Amendment Effective Date as set forth on Schedule 8.02(a) hereto (including, subject to
                               ----------------
the other provisions of this Agreement, any refinancings, extensions or renewals thereof provided that: (i) there is no increase in the principal amount thereof or (ii) unless the Administrative Agent has provided prior written approval, there is no acceleration of the amortization from that existing on the Sixteenth Amendment Effective Date or other significant change in the default or remedy provisions thereof adverse to any Loan Party or to any Bank unless otherwise specified on Schedule 8.02(a)); provided further that the Owned Facility
             ----------------
Indebtedness and Lessor Indebtedness are also subject to the covenants and limitations described in Sections 8.01(q) and (r) and any refinancing, extension or renewal of any Owned Facility Indebtedness or Lessor Indebtedness is also subject to satisfaction of the conditions set forth in Exhibit 1.01(C) hereto;

                     (iii) Capitalized leases existing as of September 30, 1998 and as and to the extent permitted under Section 8.02(w);

                     (iv) Indebtedness which is subordinated in accordance with the provisions of Section 8.01(1);

                     (v) Indebtedness secured by Purchase Money Security Interests permitted under Section 8.02(b);

                     (vi) Indebtedness of a Loan Party to the Borrower or to a wholly-owned Subsidiary of the Borrower;

                     (vii) the Subordinated Notes, provided that neither the subordination provisions contained in the Indenture nor Section 1008 [Limitation on Indebtedness] of the Indenture shall be amended after the Subordinated Indebtedness Incurrence Date and provided further that the Indenture is not otherwise amended after the Subordinated Indebtedness Incurrence Date if the effect thereof would (i) accelerate the due date or increase the amount of any payment due from the Borrower thereunder, (ii) change the rate at which interest is charged thereunder, or (iii) impose material restrictions or obligations on the Borrower or the other Loan Parties which are not imposed thereunder on the Closing Date or add any term thereto which is less favorable in any material respect to the Loan Parties than the terms of the Indenture on the Subordinated Indebtedness Incurrence Date or which is more restrictive to any of the Loan Parties than the terms of the Credit Agreement;

                     (viii) Guaranties which constitute Indebtedness as permitted pursuant to Section 8.02(c);

                     (ix) Indebtedness not exceeding $500,000 of the Borrower to First Union National Bank (a.k.a. CoreStates Bank, N.A.) in respect of an overnight unsecured overdraft facility at any time;

                     (x) Owned Facility Indebtedness incurred after the Sixteenth Amendment Effective Date, if the principal amount of and other terms and conditions with respect to such Owned Facility Indebtedness are acceptable to the Required Banks, (including, without limitation, satisfaction of all conditions set forth on Exhibit 1.01(C)); provided, that all Owned Facility
                        ----------------
Indebtedness is subject to the covenants and limitations set forth in Section 8.01(q);

                     (xi)    the Permitted Subordinated Indebtedness;

                     (xii)   Indebtedness under the Term Loan Agreement; and

                     (xiii)  Indebtedness not otherwise permitted under clauses
(i) through (xii) of this Section 8.02(a), provided that the aggregate amount of Indebtedness outstanding pursuant to this paragraph and Indebtedness outstanding pursuant to Section 8.02(a)(v) shall not at any time exceed $15,000,000.

               (b)   Liens.  The Borrower shall not, and shall not permit any
                     -----
of the other Loan Parties or Unrestricted Subsidiary which is an Excluded Entity with respect to which Restricted Investments have been made as permitted pursuant to Section 8.02(d)(iv) to, at any time create, incur, assume or suffer to exist any Lien on any of its or their property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens.

               (c)   Guaranties.  Except as described in Schedule 8.02(c), the
                     ----------                          ----------------
Borrower shall not, and shall not permit any of the other Loan Parties to, at any time, directly or indirectly, become or be liable in respect of any Guaranty except: (i) Guaranties of any obligation or liability of another Loan Party that is permitted under the other provisions of this Agreement, (ii) Guaranties which are not required by GAAP to be disclosed in the Borrower's audited consolidated financial statements (including the footnotes thereto), (iii) Guaranties of Indebtedness incurred as part of a permitted Restricted Investment pursuant to
Section 8.02(d)(iv), (iv) Guaranties which are subordinated on terms reasonably acceptable to the Administrative Agent, and (v) Guaranties of Indebtedness under the Term Loan Agreement.

               (d)   Loans and Investments.  The Borrower shall not, and shall
                     ---------------------
not permit any of the other Loan Parties, to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) in, or any other investment or interest in, or make any capital contribution to, any other person, or agree, become or remain liable to do any of the foregoing, except:

                     (i) trade credit extended on usual and customary terms in the ordinary course of business;

                     (ii) advances to employees to meet expenses incurred by such employees in the ordinary course of business;

                     (iii)  Permitted Investments;

                     (iv) Restricted Investments made prior to the Eighteenth Amendment Effective Date as set forth on Schedule 8.02(d) and, subject to
                                         ----------------
Section 8.02(w), Restricted Investments made on or after the Eighteenth Amendment Effective Date; provided that with respect to any Restricted Investment, the Borrower is in compliance with all of the following: (i) the Excluded Entity in which a Restricted Investment is or has been made is engaged in a business which is ancillary and related to the business of the Loan Parties; (ii) the Loan Party that makes or made the Restricted Investment is either a shareholder, member or partner of the Excluded Entity in which the Restricted Investment was made; (iii) the stock, equity interests in a limited liability company or partnership interests owned by a Loan Party in the Excluded Entity in which the Restricted Investment is or has been made are pledged to the Collateral Agent on a first priority basis for the benefit of the Banks; (iv) to the extent that any Excluded Entity incurs Indebtedness payable to any person other than a Loan Party (the "Third Party Lender") in excess of $5,000,000, prior to incurring such Indebtedness, the Borrower shall use commercially reasonable best efforts to cause the Third Party Lender to enter into an intercreditor agreement with the Collateral Agent on behalf of the Banks, in form and substance satisfactory to the Administrative Agent and the Collateral Agent in their sole discretion with respect to the Indebtedness of such Excluded Entity payable to the Third Party Lender and any Indebtedness of such Excluded Entity payable to either the Banks or any Loan Party; and (v) to the extent that any individual Restricted Investment exceeds $7,500,000 or any series of related Restricted Investments in the aggregate exceeds $7,500,000 prior to making any such Restricted Investment, the Borrower obtained the written approval of the Required Banks;

                     (v) loans, advances and investments in Restricted Subsidiaries; and

                     (vi) loans and advances in the aggregate not to exceed $8,000,000 at any time outstanding to officers and senior management of the Loan Parties, so long as each such advance is on terms and conditions reasonably satisfactory to the Agents and so long as the Borrower gives five (5) Business Days' prior notice to the Administrative Agent of each loan or advance and the recipient of each loan or advance is reasonably satisfactory to the Agents and

                    (vii) either the purchase by the Borrower from NationsBank, N.A. of up to $25,000,000 in original principal amount of the Subordinated Notes held, as of the Eighteenth Amendment Effective Date, by NationsBank, N.A. at a purchase price not to exceed the lesser of (A) 101% of the face amount of such portion of the Designated Portion of the Subordinated Notes so purchased or (B) $25,000,000, or the payment by the Borrower to NationsBank, N.A. of the Make
             --
Whole Amount in the event that NationsBank, N.A. sells all or a portion of the Designated Portion of the Subordinated Notes to any Person other than MPN, the Borrower or any of their respective Affiliates.

               (e)  Amounts Paid by the Borrower to MPN; Dividends and Related
                    ----------------------------------------------------------
Distributions.  The Borrower shall not, and shall not permit any of its
-------------
Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of their respective shares of capital stock or partnership interests, as the case may be, or on account of the purchase, redemption, retirement or acquisition of their respective shares of capital stock (or warrants, options or rights therefor) or partnership interests, as the case may be, except (i) dividends or distributions in respect of a partnership interest or capital stock payable by any Subsidiary to the Borrower or any other Restricted Subsidiary, (ii) dividends payable by the Borrower solely in shares of capital stock of the Borrower, (iii) up to the Permitted Distribution Amount of distributions per year payable in the aggregate by any Subsidiary of the Borrower which is a limited liability company or partnership to non-Affiliate members of such limited liability company or non-Affiliate limited partners of such partnership, so long as after giving effect thereto no Event of Default or Potential Default has occurred and is continuing and so long as at least five (5) Business Days prior to the making of any such distribution the Borrower provides written notice to the Administrative Agent, together with a detailed calculation, certified by a Responsible Officer of Borrower, setting forth in detail the relevant Subsidiary's compliance with the ratio set forth in clause (A) of the definition of Permitted Distribution Amount or, as the case may be, such Subsidiary's compliance with clause (B) of the definition of Permitted Distribution Amount, in either case with respect to the proposed distribution as of the date of the making thereof, (iv) so long as no Event of Default or Potential Default exists and is continuing after giving effect thereto, a one-time dividend by the Borrower to MPN payable on such date as the Borrower elects (so long as at least seven (7) days prior to such payment, the Borrower has delivered to the Administrative Agent a certification that after giving effect to such dividend or distribution no Event of Default or Potential Default exists and is continuing and that the Borrower is in pro-forma compliance with the financial covenants set forth in Section 8.02(r) [Maximum Leverage Ratio] and Section 8.02(u) [Senior Indebtedness to Cash Flow from Operations Ratio], with such certification setting forth a detailed calculation of the Borrower's pro-forma compliance with such financial covenants), in an amount not exceeding, as of the date of payment, the Adjusted Net Income of the Borrower and its Subsidiaries determined in accordance with GAAP for the most recent twelve fiscal calendar months prior to such date of payment; (v) amounts payable by the Borrower to MPN as reimbursement of ordinary course business expenses of the Borrower paid by MPN on behalf of the Borrower; (vi) during periods prior to the effectiveness of the Eighteenth Amendment, dividends or distributions by the Borrower to MPN not to exceed in the aggregate $25 million to reimburse MPN for costs and expenses incurred in connection with the Paragon Acquisition; and (vii) dividends or intercompany loans by the Borrower to MPN, not to exceed the Permitted Repurchase Amount, so long as after giving effect thereto no Event of Default or Potential Default exists and is continuing, and the Borrower is in pro forma compliance with the financial covenants set forth in Sections 8.02 (q), (r),
(s), (t) and (u) (as certified by a Responsible Officer of the Borrower to the Agent at least seven (7) days prior to the making of such dividend or distribution). It is expressly agreed that in the event MPN or an Affiliate of MPN elects to purchase the Designated Portion of the Subordinated Notes as permitted by the LMS Swap Agreement, following such purchase either MPN or an Affiliate of MPN shall be the holder of the Subordinated Notes so purchased until the indefeasible payment in cash in full of the Loans or if MPN or an Affiliate of MPN sells or otherwise transfers such Subordinated Notes (in which case such sale or transfer shall be solely for cash proceeds), such proceeds thereof (net of customary commissions and net of taxes directly related to such sale) shall be used within five (5) Business Days to make a mandatory prepayment of the Loans pursuant to Section 5.05(b).

                    For purposes of this Section 8.02(e) and the demonstration of pro forma compliance with the financial covenants set forth in Sections 8.02(q), (r), (s), (t) and (u):

                    (i) Consolidated Net Worth, Adjusted Total Indebtedness and Total Indebtedness shall be calculated as of each date of determination (after giving effect, without duplication, to each dividend or distribution and each purchase or redemption of the Borrower's stock or the Subordinated Notes, as applicable);

                    (ii) Consolidated Cash Flow from Operations and Consolidated Net Income shall be calculated as of each date of determination (after giving effect to each dividend or distribution and each purchase or redemption of the Borrower's stock) based upon the four fiscal quarters most recently then ended for which a Compliance Certificate has been delivered to the Administrative Agent; and

                    (iii) the denominator (set forth in clause (y) of Section 8.02(q)) of the Fixed Charge Coverage Ratio shall be determined after giving effect, without duplication, to each dividend or distribution and each purchase or redemption of the Borrower's stock, or the Subordinated Notes, as applicable, including taking into account Indebtedness of the Loan Parties after the making of such dividends, distributions, purchases and redemptions for purposes of the pro forma determination of interest expense and of current maturities of long-term Indebtedness.

          It is expressly agreed that notwithstanding the foregoing provision of this Section 8.02(e), at no time shall the Borrower make a dividend or distribution to MPN otherwise permitted by Section 8.02(e)(vii) above if after giving effect to such dividend or distribution the aggregate Commitments would exceed the sum of the aggregate outstanding Loans and aggregate Letters of Credit Outstanding as of the time of such proposed dividend or distribution by less than Twenty Five Million Dollars ($25,000,000).

               (f)  Liquidations, Mergers, Consolidations, Acquisitions.  The
                    ---------------------------------------------------
Borrower shall not, and shall not permit any of the other Loan Parties to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other person, provided that:

                    (i) any wholly owned Subsidiary of the Borrower may consolidate or merge into the Borrower (so long as the Borrower is the survivor) or any other wholly owned Subsidiary of the Borrower;

                    (ii) a Subsidiary of the Borrower that is not a Material Subsidiary may be dissolved, liquidated or wound up provided that from the date of this Agreement through the Expiration Date, the total assets of the non-Material Subsidiaries which so dissolve, liquidate or wind up shall not exceed $25,000,000 in the aggregate;

                    (iii) subject to Section 8.02(w), the Borrower or a Restricted Subsidiary of the Borrower may acquire all of the capital stock of another corporation so long as (u) the assets of such acquired corporation are pledged to the Collateral Agent for the benefit of the Banks on a first priority perfected basis pursuant to a Security Agreement, First Mortgage and other Loan Documents, as applicable and such acquired corporation, simultaneous with the acquisition thereof by a Loan Party, executes and delivers to the Administrative Agent for the benefit of the Banks a Guaranty Agreement and to the Collateral Agent for the benefit of the Banks a Pledge Agreement in form and substance satisfactory to the Administrative Agent, and also delivers to the Administrative Agent such opinions of counsel and other documents in connection therewith as the Administrative Agent may reasonably request, (v) all of the issued and outstanding capital stock of such acquired corporation owned by a Loan Party is pledged to the Collateral Agent for the benefit of the Banks pursuant to a Pledge Agreement in form and substance satisfactory to the Administrative Agent, (w) after giving effect to such proposed acquisition, no Event of Default shall have occurred and be continuing, (x) after giving effect to such proposed acquisition (and without limiting the generality of the preceding clause (iii)(w)), the Borrower is in compliance with the Leverage Ratio set forth in Section 8.02(r) and the Borrower demonstrates such compliance pursuant to Section 8.01(m) (if Section 8.01(m) requires such demonstration of compliance), and (y) in the case of a merger involving the Borrower, the Borrower shall be the survivor of such merger, and in the case of a merger involving any Restricted Subsidiary the survivor of such merger shall be either such Restricted Subsidiary or a person which, effective upon consummation of such merger shall have become a Restricted Subsidiary of the Borrower, shall have joined this Agreement and the other Loan Documents as a Loan Party (including, without limitation, execution and delivery of a Guaranty Agreement substantially in the form of Exhibit 1.01(G)), shall have delivered such opinions of counsel and other documents as the Administrative Agent may reasonably request, whose equity interests shall have been pledged to the Collateral Agent for the benefit of the Banks on a first priority perfected basis pursuant to a Pledge Agreement and whose assets shall have been pledged to the Collateral Agent for the benefit of the Banks on a first priority perfected basis pursuant to a Security Agreement, First Mortgage and other Loan Documents, as applicable; and

                    (iv) subject to Section 8.02(w), the Borrower or any Restricted Subsidiary may merge or consolidate with, or acquire all or substantially all of the assets of another person so long as (y) after giving effect to such proposed acquisition, merger or consolidation the Borrower or a Restricted Subsidiary of the Borrower is the survivor entity, all of the assets acquired pursuant to such merger are pledged pursuant to a Security Agreement, First Mortgage and other Loan Documents on a first priority perfected basis, and no Event of Default shall have occurred and be continuing; and (z) after giving effect to such proposed acquisition, merger or consolidation, the Borrower is in compliance with the Leverage Ratio set forth in Section 8.02(r) and the Borrower demonstrates such compliance pursuant to
Section 8.01(m) (if Section 8.01(m) requires such demonstration of compliance).

                    For purposes of the preceding clauses (iii)(y) and (iv)(z), the Leverage Ratio set forth in Section 8.02(r) shall be calculated as follows:
(i) Total Indebtedness shall be determined as of the date of the proposed acquisition, after giving effect thereto, and (ii) Consolidated Cash Flow from Operations shall be calculated for the twelve-month period ending on the last day of the fiscal quarter of the Borrower which precedes such date of acquisition.

               (g)  Dispositions of Assets or Subsidiaries.  The Borrower shall
                    --------------------------------------
not, and shall not permit any of the other Loan Parties to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including but not limited to sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest or partnership interests of a Subsidiary of the Borrower), except:

                    (i) any sale, transfer or lease of assets in the ordinary course of business which are no longer necessary or required in, or which are not material to, the conduct of the Borrower's or such Subsidiary's business, provided that such sales, transfers or leases of assets shall not exceed in the aggregate for the Borrower and its Subsidiaries $10,000,000 (based upon fair market value at the time of the sale) for the period from and after the Eighteenth Amendment Effective Date;

                    (ii) any sale, transfer or lease of assets by any wholly-owned Loan Party to the Borrower or any other wholly owned Loan Party (or by the Borrower to a wholly owned Loan Party);

                    (iii) any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired or leased within the parameters of Section 8.02(w) provided such substitute assets are subject to the Banks' Prior Security Interest;

                    (iv) any sale or transfer of assets which are obsolete or no longer used or useful in the business of the Borrower or its Subsidiaries; provided that such sales, transfers or dispositions shall not exceed, in any fiscal year, $1,000,000 in the aggregate for the Borrower and its Subsidiaries;

                    (v) any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (iv) above, which either: (A) has aggregate Net Sale Proceeds for the Borrower and its Subsidiaries for the period from and after the Eighteenth Amendment Effective Date which do not exceed $35,000,000 or (B) is approved by the Required Banks so long as in the case of a transaction under clause (A) or
(B), the Borrower complies with all of the following: (w) the proceeds received by the applicable Loan Party shall equal the fair market value of the asset sold, transferred or leased, (x) the proceeds of such sale, transfer or lease are applied as a mandatory prepayment of the Loans in accordance with the provisions of Section 5.05 of this Agreement, (y) after giving effect to such proposed disposition, no Event of Default or Potential Default shall have occurred and be continuing, and (z) after giving effect to such proposed disposition (and without limiting the generality of the foregoing clause (y)), the Borrower is in compliance (and with respect to sales, transfers or leases of assets which individually or in a series of related transactions equal or exceed $5,000,000, the Borrower demonstrates such compliance to the Administrative Agent in detail reasonably satisfactory to the Administrative Agent by the delivery to the Administrative Agent, at least five (5) days prior to such transaction of a compliance certificate,) on a proforma basis, after giving effect to such sale, transfer or lease, with the financial covenants set forth in Sections 8.02(q), (r), (s), (t) and (u); and

                    (vi)   any distribution or dividend permitted under Section
8.02 (e) (iv), (v), (vi)or (vii).

                    For purposes of this Section 8.02(g) and the demonstration of pro forma compliance with the financial covenants set forth in Sections 8.02(q), (r), (s), (t) and (u):

                    (i) Consolidated Net Worth, Adjusted Total Indebtedness and Total Indebtedness shall be calculated as of each date of determination (after giving effect to the proposed sale, transfer or lease of assets);

                    (ii) Consolidated Cash Flow from Operations and Consolidated Net Income shall be calculated as of each date of determination based upon the four fiscal quarters most recently then ended for which a Compliance Certificate has been delivered to the Administrative Agent, but excluding therefrom all amounts attributable to the assets sold, transferred or leased; and

                    (iii) the denominator (set forth in clause (y) of Section 8.02(q)) of the Fixed Charge Coverage Ratio shall be determined after giving effect to the proposed sale, transfer or lease of assets for purposes of the pro forma determination of interest expense and of current maturities of long-term Indebtedness.

               (h)  Affiliate Transactions.  The Borrower shall not, and shall
                    ----------------------
not permit any of its Subsidiaries to, enter into or carry out any transaction with any Affiliate (including, without limitation, purchasing property or services from or selling property or services) unless such transaction is entered into in the ordinary course of business upon terms and conditions that are no less favorable to the Borrower or such Subsidiary than those that would be available in comparable transactions in arms-length dealings with unrelated third parties or unless such transaction is not otherwise prohibited by this Agreement.

               (i)  Subsidiary, Partnerships and Joint Ventures.  The Borrower
                    -------------------------------------------
shall not, and shall not permit any Subsidiary to, own or create directly or indirectly any Subsidiaries other than those listed in Schedule 6.01(c); provided, however, that the
                           ----------------
Borrower or a Restricted Subsidiary may acquire a Subsidiary pursuant to Section 8.02(f) or form a new Subsidiary so long as (A) if such Subsidiary is a Restricted Subsidiary it executes and delivers to the Administrative Agent for the benefit of the Banks a Guaranty Agreement substantially in the form of
Exhibit 1.01(G), and also delivers to the Administrative Agent such opinions of
---------------
counsel and other documents as the Administrative Agent may reasonably request; and (B) all of the issued and outstanding capital stock or other equity interests of such Subsidiary owned by a Loan Party are pledged to the Collateral Agent for the benefit of the Banks, such pledge to be a first priority perfected pledge pursuant to a Pledge Agreement and all of the assets of such Subsidiary are pledged on a first priority perfected basis to the Collateral Agent for the benefit of the Banks pursuant to a Security Agreement, Mortgage, Leasehold Mortgage and the other applicable Loan Documents, subject only to Permitted Liens. If Borrower is forming a new Subsidiary (as opposed to acquiring a Subsidiary) the obligations set forth in clauses (A) and (B) of the preceding sentence shall arise only at such time as such new Subsidiary either commences construction of a health care facility or related health care business, acquires a health care facility or makes another acquisition permitted under this Agreement or has a net book value, as determined under GAAP, of at least $250,000. Except for investments permitted under Section 8.02(d)(iv), neither the Borrower nor any Subsidiary shall become or agree to become a general or limited partner in any general or limited partnership or a joint venturer in any joint venture.

               (j)  Continuation of or Change in Business.  The Borrower shall
                    -------------------------------------
not, and shall not permit any Subsidiary to, engage in any business other than
(i) its existing business, substantially as conducted and operated as of the Closing Date and (ii) related health care businesses.

               (k)  Plans and Benefit Arrangements.  The Borrower shall not, and
                    ------------------------------
shall not permit any of its Subsidiaries to:

                    (i) fail to satisfy the minimum funding requirements of ERISA and the Internal Revenue Code with respect to any Plan;

                    (ii) request a minimum funding waiver from the Internal Revenue Service with respect to any Plan;

                    (iii) engage in a Prohibited Transaction with any Plan, Benefit Arrangement or Multiemployer Plan which, alone or in conjunction with any other circumstances or set of circumstances resulting in liability under ERISA, would constitute a Material Adverse Change;

                    (iv) permit the aggregate actuarial present value of all benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in the most recent actuarial report completed with respect to such Plan, to exceed, as of any actuarial valuation date, the fair market value of the assets of such Plan by an amount in excess of $250,000;

                    (v) fail to make when due any contribution to any Multiemployer Plan that the Borrower or any member of the ERISA Group may be required to make under any agreement relating to such Multiemployer Plan, or any Law pertaining thereto;

                    (vi) withdraw (completely or partially) from any Multiemployer Plan or withdraw (or be deemed under Section 4062(e) of ERISA to withdraw) from any Multiple Employer Plan, where any such withdrawal is likely to result in a material liability of Borrower or any member of the ERISA Group;

                    (vii) terminate, or institute proceedings to terminate, any Plan, where such termination is likely to result in a material liability to the Borrower or any member of the ERISA Group;

                    (viii) make any amendment to any Plan with respect to which security is required under Section 307 of ERISA; or

                    (ix) fail to give any and all notices and make all disclosures and governmental filings required under ERISA or the Internal Revenue Code, where such failure is likely to result in a Material Adverse Change.

               (l)  Fiscal Year.  The Borrower shall not, and shall not permit
                    -----------
any of its Subsidiaries to, change its fiscal year from the twelve-month period beginning January 1 and ending December 31.

               (m)  Issuance of Stock.  The Borrower shall not permit any of its
                    -----------------
Subsidiaries to issue any additional shares of capital stock, partnership interests or member interests in a limited liability company or any options, warrants or other rights in respect thereof; provided, however, than an Unrestricted Subsidiary which is an Excluded Entity may issue additional capital stock, partnership interests or member interests in a limited liability company so long as all such capital stock, partnership interests or member interests in a limited liability company which are owned, beneficially, of record, or otherwise, by any Loan Party are pledged to the Banks as a first priority perfected pledge pursuant to a Pledge Agreement, and provided further that any Restricted Subsidiary may issue additional capital stock, partnership interests or member interests in a limited liability company so long as such capital stock, partnership interests or member interests in a limited liability company are pledged to the Collateral Agent for the benefit of the Banks (subject only to any pari passu pledge to the Term Loan Banks and to the Collateral Sharing
       ---- -----
Agreement) as a first priority perfected pledge pursuant to a Pledge Agreement.

               (n)  [Intentionally Omitted].
                    -----------------------

               (o)  [Intentionally Omitted].
                    -----------------------

               (p)  [Intentionally Omitted].
                    -----------------------

               (q)  Minimum Fixed Charge Coverage Ratio.  The Borrower shall
                    -----------------------------------
not at any time permit the ratio (the "Fixed Charge Coverage Ratio") of (x) the sum of Consolidated

Cash Flow from Operations and operating lease expense to (y) the sum of its interest expense, operating lease expense and current maturities of long-term Indebtedness (other than the sum of (i) current maturities of obligations in respect of capital leases, (ii) for fiscal quarters ending on and after March 31, 1999, current maturities of the Loans; and (iii) for fiscal quarters ending on and after March 31, 1999 current maturities of Indebtedness under the Term Loan Agreement) in each case determined and consolidated in accordance with GAAP to be less than 1.85 to 1.0. Such ratio shall be calculated as of the end of each fiscal quarter. Calculations as of the end of each fiscal quarter shall be for the four fiscal quarters then ended.

               (r)  Maximum Leverage Ratio.  The Borrower shall not at any time
                    ----------------------
permit the ratio of Total Indebtedness to Consolidated Cash Flow from Operations to exceed (A) 5.75 to 1.0 from the Eighteenth Amendment Effective Date through and including June 30, 1999; and (B) 5.50 to 1.0 from July 1, 1999 and thereafter. For purposes of this Section 8.02(r), Total Indebtedness shall be calculated as of each date of determination and Consolidated Cash Flow from Operations shall be calculated as of each date of determination for the four fiscal quarters then ended.

               (s)  Minimum Consolidated Cash Flow from Operations.  The
                    ----------------------------------------------
Borrower shall not at any time permit Consolidated Cash Flow from Operations as of the end of any fiscal quarter for the four fiscal quarters then ended to be less than $116,000,000.

               (t)  Minimum Net Worth.  The Borrower shall not at any time
                    -----------------
permit Consolidated Net Worth to be less than the amount under the following clause (A) reduced by the amount under the following clause (B):

                         (A)  The sum of (i) $323,789,000 plus (ii) fifty
percent (50%) of Consolidated Net Income of the Borrower and its Subsidiaries for each fiscal quarter in which net income was earned (as opposed to a net loss) during the period from October 1, 1998 through (and including) the date of determination, plus (iii) one hundred percent (100%) of all increases in capital stock and additional paid-in capital from issuances for cash of equity securities and other equity capital investments on or after October 1, 1998, plus (iv) one hundred percent (100%) of all increases in capital stock and additional paid-in capital from issuances of equity securities in connection with the acquisition of any Subsidiary on or after October 1, 1998 (so long as the fair market value at the time of acquisition of the Subsidiary so acquired is at least equal to the value of the capital stock or other equity securities so issued), reduced by

                         (B)  The sum of (i) the amount of any dividend or other
distribution actually paid by the Borrower to MPN on or after October 1, 1998 pursuant to Section 8.02(e)(iv), plus (ii) the amount of any dividend or other distribution actually paid by the Borrower to MPN on or after October 1, 1998 pursuant to Section 8.02(e)(vi) in respect of costs or expenses incurred by MPN in connection with the Paragon Acquisition to the extent that the reimbursed item is not deducted as an expense in the determination of Consolidated Net Income of the Borrower and its Subsidiaries, plus (iii) the amount of any dividend paid by the Borrower to MPN pursuant to Section 8.02(e)(vii), not to exceed the Permitted Repurchase Amount, plus (iv) the amount of any net losses (determined on a consolidated basis for the Borrower and its

Restricted Subsidiaries in accordance with GAAP) arising solely as a result of charges described in clauses (i), (ii) or (iii) of the definition of Approved Charges, plus (v) subject to the prior written approval of the Required Banks, the amount of any non-cash charges to write-down goodwill in accordance with FAS 121.

               (u)  Senior Indebtedness to Cash Flow From Operations Ratio.  The
                    ------------------------------------------------------
Borrower shall not at any time permit the ratio of (i) Adjusted Total Indebtedness to (ii) Consolidated Cash Flow from Operations to exceed (A) 4.50 to 1.0 from the Eighteenth Amendment Effective Date through and including June 30, 1999; and (B) 4.25 to 1.0 from July 1, 1999 and thereafter. For purposes of this Section 8.02(u), Adjusted Total Indebtedness shall be calculated as of each date of determination and Consolidated Cash Flow from Operations shall be calculated as of each date of determination for the four fiscal quarters then ended.

               (v)  Incurrence of Indebtedness Permitted by the Indenture.  So
                    -----------------------------------------------------
long as any Indebtedness or other obligations (monetary or otherwise) are outstanding under the Indenture the Borrower shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness unless the incurrence thereof complies with the provisions of
Section 1008. [Limitation on Indebtedness] of the Indenture as in effect on the Ninth Amendment Effective Date without giving any effect to any grace period under the Indenture or waiver under the Indenture of any default of such covenant.

               (w)  Maximum Amount of Certain Expenditures of the Borrower.  The
                    ------------------------------------------------------
Borrower shall not and shall not permit any of its Subsidiaries, during the period commencing on the Eighteenth Amendment Effective Date through and including the Expiration Date, to make aggregate expenditures in excess of $61,700,000 (the "Designated Amount") in respect of the following:

                    (i)    acquisitions permitted by clauses (iii) or (iv) of
Section 8.02(f);

                    (ii) maintenance and replacement capital expenditures and other capital expenditures;

                    (iii) the purchase by the Borrower of the Subordinated Notes as permitted by Section 8.02(d)(vii) or the making by the Borrower of the dividend, intercompany loan or distribution permitted by Section 8.02(e)(vii);

                    (iv) amounts expended for construction of facilities which are not considered capital expenditures under GAAP and therefore would not be included under clause (ii) above; and

                    (v) Restricted Investments made on or after the Eighteenth Amendment Effective Date as permitted by Section 8.02(d)(iv).

                    At least seven (7) days prior to making any expenditure specified in clauses (i), (iii) or (v), above, the Borrower shall deliver to the Administrative Agent, for the benefit of the Banks a detailed certificate showing Borrower's pro-forma compliance with the financial covenants set forth in Sections 8.02(q), 8.02(r), 8.02(s), 8.02(t) and 8.02(u), after giving effect to the proposed expenditure, including, without limitation, the effect of any cash to be expended or Indebtedness to be incurred in connection therewith. The Borrower expressly agrees that, notwithstanding the foregoing, at least $20,000,000 of the Designated Amount shall be designated for expenditures by the Borrower and its Subsidiaries in the nature of maintenance capital expenditures.

                    For purposes of this Section 8.02(w) and the demonstration of pro forma compliance with the financial covenants set forth in Sections 8.02(q), (r), (s), (t) and (u):

                    (i) Consolidated Net Worth, Adjusted Total Indebtedness and Total Indebtedness shall be calculated as of each date of determination after giving effect to the proposed transaction under items (i) through (v) above (including any Indebtedness incurred in connection therewith);

                    (ii) Consolidated Cash Flow from Operations and Consolidated Net Income shall be calculated as of each date of determination based upon the four fiscal quarters most recently then ended for which a Compliance Certificate has been delivered to the Administrative Agent and shall be adjusted to give effect to any transaction under items (ii) through (v) above but shall only be adjusted to give effect to any acquisition under clause (i) above only if permitted by Section 8.01(m); and

                    (iii) the denominator (set forth in clause (y) of Section 8.02(q)) of the Fixed Charge Coverage Ratio shall be determined after giving effect to the proposed transaction under items (i) through (v) above (including any Indebtedness incurred in connection therewith) for purposes, without limitation, of the pro forma determination of interest expense and of current maturities of long-term Indebtedness.

               (x)  Negative Pledges.  Except as set forth on Schedule 8.02(x),
                    ----------------                          ----------------
Borrower shall not and shall not permit any of its Subsidiaries to enter into any agreement with any person which prohibits the Loan Parties from granting Liens to the Collateral Agent, the Agents or the Banks.

               (y)  Prohibition of Defeasance of Subordinated Notes.  The
                    -----------------------------------------------
Borrower shall not and shall not permit any of its Subsidiaries to make any payments to the trustee under the Indenture or to any holders of Subordinated Notes in payment of the defeasance or covenant defeasance of the Subordinated Notes pursuant to Section 402 or 403 of the Indenture or any similar provision in any supplement to the Indenture. Nothing in this subsection (y) shall prohibit the purchase by the Borrower of Subordinated Notes pursuant to Section 8.02(d)(vii) or the refinancing of the Subordinated Notes with Permitted Subordinated Indebtedness.

          8.03   Reporting Requirements.  The Borrower covenants and agrees that
                 ----------------------
until payment in full of the Loans and interest thereon, satisfaction of all of the Borrower's other obligations hereunder and termination of the Commitments, the Borrower will furnish or cause to be furnished to the Administrative Agent and each of the Banks:

          (a)    [Intentionally Omitted].
                  ---------------------

                 (b)  Quarterly Financial Statements.  As soon as available and
                      ------------------------------
in any event within forty-five (45) calendar days after the end of each fiscal quarter in each fiscal year, financial statements of the Borrower, consisting of a consolidated balance sheet as of the end of such fiscal quarter and related consolidated statements of income, retained earnings and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified by a Responsible Officer of the Borrower as having been prepared in accordance with GAAP, consistently applied (subject to normal year-end audit adjustments), and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

                 (c)  Annual Financial Statements.  As soon as available and in
                      ---------------------------
any event within ninety (90) days after the end of each fiscal year of the Borrower, financial statements of the Borrower consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statements of income, retained earnings and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing satisfactory to the Administrative Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not include a statement which indicates the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of the Borrower or any of its Subsidiaries under any of the Loan Documents, together with a letter of such accountants substantially to the effect that, based upon their ordinary and customary examination of the affairs of the Borrower and its Subsidiaries, performed in connection with the preparation of such consolidated financial statements, and in accordance with generally accepted auditing standards, they are not aware of the existence of any condition or event with constitutes an Event of Default or Potential Default or, if they are aware of such condition or event, stating the nature thereof.

                 (d)  Certificate of the Borrower. Concurrent with the financial
                      ---------------------------
statements of the Borrower furnished to the Administrative Agent and to the Banks pursuant to Sections 8.03(b) and 8.03(c) hereof, a certificate of the Borrower signed by a Responsible Officer, in the form of Exhibit 8.03(d) hereto
                                                         ---------------
(the "Compliance Certificate"), to the effect that, except as described pursuant to Section 8.03(e) below, (i) the representations and warranties of the Borrower contained in Article VI hereof are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time) and the Borrower has performed and complied with all covenants and conditions hereof,

(ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate, (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of the financial statements with all financial covenants contained in Section 8.02 hereof and with the covenant contained in Section 1008 [Limitation on Indebtedness] of the Indenture with respect to indebtedness incurred during the period applicable to such compliance certificate and (iv) setting forth a list of payments summarized by category only made by the Borrower to MPN as reimbursement of ordinary course business expenses paid by MPN on behalf of the Borrower during the period applicable to such certificate and also setting forth all other dividends and distributions to MPN and all intercompany loans to MPN during such period.

               (e)  Notice of Default.  Promptly after any officer of the
                    -----------------
Borrower has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by a Responsible Officer of the Borrower, setting forth the details of such Event of Default or Potential Default and the action which the Borrower proposes to take with respect thereto.

               (f)  Notice of Litigation.  Promptly after the commencement
                    --------------------
thereof, notice of all actions, suits, proceedings or investigations before or by any Official Body or any other person against the Borrower which relate to the Collateral, involve a claim or series of related claims in excess of $1,000,000 or which if adversely determined would constitute a Material Adverse Change.

               (g)  Certain Events.  Written notice to the Administrative Agent
                    --------------
(and upon the Administrative Agent's receipt of such notice, the Administrative Agent shall provide a copy thereof to each Bank) at least thirty (30) calendar days prior thereto, with respect to any proposed sale or transfer of assets pursuant to Section 8.02(g)(iii) or (iv).

               (h)  Budgets, Forecasts, Other Reports and Information.  Promptly
                    -------------------------------------------------
upon their becoming available to the Borrower:

                    (i)   [Intentionally Omitted]

                    (ii) any reports including management letters submitted to the Borrower by independent accountants in connection with any annual, interim or special audit,

                    (iii) any reports, notices or proxy statements generally distributed by the Borrower to its stockholders on a date no later than the date supplied to the stockholders,

                    (iv) any regular or periodic reports, including Forms 10-K, 10-Q and 8-K, registration statements and prospectuses, filed by the Borrower with the Securities and Exchange Commission,

                    (v) a copy of any material order in any proceeding to which the Borrower or any of its Subsidiaries is a party issued by any Official Body,

                    (vi) regular, periodic utilization reports including in detail reasonably satisfactory to the Administrative Agent for the period of such reports the patient census, the number of occupied beds, the payment source (Medicare, Medicaid, private pay or otherwise) for each patient,

                    (vii) such other reports and information as the Banks may from time to time reasonably request. The Borrower shall also notify the Banks promptly of the enactment or adoption of any Law or the occurrence of any other event which may result in a Material Adverse Change with respect to the Borrower after the Borrower becomes aware or should reasonably have become aware thereof, and

                    (viii) annual reports in detail satisfactory to the Administrative Agent setting forth the real property owned, leased or managed by the Borrower or any Subsidiary, to be supplied not later than March 31, 1999 with respect to the fiscal year ended December 31, 1998 and thereafter not later than ninety (90) days after the commencement of the fiscal year to which any of the foregoing may be applicable.

               (i)  Notices Regarding Plans and Benefit Arrangements.  (i)
                    ------------------------------------------------
Promptly upon becoming aware of the occurrence thereof, notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of:

                           (A)  any Reportable Event with respect to the
Borrower or any member of the ERISA Group,

                           (B)  any Prohibited Transaction which could be
subject the Borrower or any member of the ERISA Group to a material civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in connection with any Plan, Benefit Arrangement or any trust created thereunder,

                           (C)  any assertion of material withdrawal liability
with respect to any Multiemployer Plan,

                           (D)  any partial or complete withdrawal from a
Multiemployer Plan by the Borrower or any member of the ERISA Group under Title IV of ERISA (or assertion thereof), where such withdrawal is likely to result in material withdrawal liability,

                           (E)  any cessation of operations (by the Borrower or
any member of the ERISA Group) at a facility in the circumstances described in
Section 4062(e) of ERISA,

                           (F)  withdrawal by the Borrower or any member of the
ERISA Group from a Multiple Employer Plan to which Section 4063 of ERISA applies,

                           (G)  a failure by the Borrower or any member of the
ERISA Group to make a payment to a Plan required to avoid imposition of a lien under Section 302(f) of ERISA,

                           (H)  the adoption of an amendment to a Plan requiring
the provision of security to such Plan pursuant to Section 307 of ERISA, or

                           (I)  any change in the actuarial assumptions or
funding methods used for any Plan, where the effect of such change is to materially increase the unfunded benefit liability or obligation to make periodic contributions.

                    (ii) Promptly after receipt thereof, copies of (a) all notices received by the Borrower or any member of the ERISA Group of the PBGC's intent to terminate any Plan administered or maintained by the Borrower or any member of the ERISA Group, or to have a trustee appointed to administer any such Plan; and (b) at the request of the Administrative Agent or any Bank each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by the Borrower or any member of the ERISA Group, and schedules showing the amounts contributed to each such Plan by or on behalf of the Borrower or any member of the ERISA Group in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report
                    ----------
filed by the Borrower or any member of the ERISA Group with the Internal Revenue Service with respect to each such Plan.

                    (iii) Promptly upon the filing thereof, copies of Form 5310, or any successor or equivalent form to Form 5310, filed with the PBGC in connection with the termination of any Plan.

               (j)  Notices With Respect to Indenture.  Written notice to the
                    ---------------------------------
Administrative Agent (and upon the Administrative Agent's receipt of each such notice, the Administrative Agent shall provide a copy thereof to each Bank):

                    (i) immediately upon the occurrence of a "Default" or an "Event of Default," as such terms are defined in the Indenture;

                    (ii) immediately upon a "Change of Control," as such term is defined in the Indenture;

                    (iii) immediately upon receipt of a "notice of acceleration" from either the trustee for the Subordinated Notes or the holders of the Subordinated Notes pursuant to Section 502 of the Indenture or any similar provision in any supplement to the Indenture;

                    (iv) simultaneous with the sending thereof, all notices required to be sent to the trustee or holders of the Subordinated Notes under the Indenture; and

                    (v) immediately upon the receipt thereof, all notices received from the trustee under the Indenture.

                                  ARTICLE IX
                                    DEFAULT
                                    -------

          9.01   Events of Default.  An Event of Default shall mean the
                 -----------------
occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

                 (a) The Borrower shall fail to pay any principal of any Loan (including scheduled or mandatory prepayments or the payment due at maturity) or shall fail to pay any interest on any Loan or any other amount owing hereunder or under the other Loan Documents after such principal or within three (3) Business Days after such interest or other amount becomes due in accordance with the terms hereof or thereof;

                 (b) Any representation and warranty made at any time by the Borrower herein or by the Borrower or any of its Subsidiaries in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished regardless of whether such representation and warranty was qualified as to Borrower's knowledge or best knowledge;

                 (c) The Borrower shall default in the observance or performance of any covenant contained in Section 8.01(f) or Section 8.02 hereof;

                 (d) The Borrower or any of its Subsidiaries shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of thirty (30) Business Days after any officer of the Borrower or any Subsidiary becomes aware of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Borrower or such Subsidiary as determined by the Administrative Agent in its sole discretion);

                 (e) A default or event of default shall occur at any time under the terms of any agreement involving borrowed money or the extension of credit or any other Indebtedness under which the Borrower or any of its Subsidiaries may be obligated as borrower or guarantor in excess of $10,000,000 in aggregate principal amount, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

                 (f) Any final judgment or orders for the payment of money in excess of $1,000,000 in the aggregate (not paid or fully covered by insurance) shall be entered against the Borrower or any of its Subsidiaries by a court having jurisdiction in the premises which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry;

                 (g) Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

                 (h) The Collateral or any other of the Borrower's or any of its Subsidiaries' assets are attached, seized, levied upon or subject to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter;

                 (i) A notice of lien or assessment in excess of $1,000,000 is filed of record with respect to all or any part of the Borrower's or any of its Subsidiaries' assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including, without limitation, the Pension Benefit Guaranty Corporation, or if any taxes or debts owing at any time or times hereafter to any one of these becomes payable and the same is not paid within thirty (30) days after the same becomes payable unless the same is being contested in good faith in accordance with Section 8.01(b);

                 (j) The Borrower or any of its Material Subsidiaries ceases to be solvent or admits in writing its inability to pay its debts of as they mature;

                 (k) Any of the following occurs: the Administrative Agent determines in good faith that the amount of Borrower's liability is likely to exceed 10% of its Consolidated Net Worth upon the occurrence of (i), (ii), (iii) or (iv) below: (i) any Reportable Event constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan or a termination notice shall have been filed with respect to any Plan; (iii) a trustee shall be appointed to administer or liquidate any Plan; or (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; or, with respect to any of the events specified in (v), (vi), (vii), (viii) or (ix) below, the Administrative Agent determines in good faith that any such occurrence could be reasonably likely to materially and adversely affect the total enterprise represented by the Borrower and the other members of the ERISA Group; (v) the Borrower or any member of the ERISA Group shall fail to make any contributions when due to a Plan or a Multiemployer Plan; (vi) the Borrower or any member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under Section 307 of ERISA; (vii) the Borrower or any member of the ERISA Group shall withdraw completely or partially from a Multiemployer Plan; (viii) the Borrower or any member of the ERISA Group shall withdraw (or shall be deemed under Section 4062(e) of ERISA to withdraw) from a Multiple Employer Plan; or (ix) any applicable law is adopted, changed or interpreted by any Official Body with respect to or otherwise affecting one or more Plans, Multiemployer Plans or Benefit Arrangements;

                 (l) The Borrower ceases to conduct its business as contemplated or the Borrower or any of its Material Subsidiaries is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventative order is not dismissed within thirty (30) days after the entry thereof;

                 (m)  A Change of Ownership occurs;

                 (n) An event of default shall occur at any time under the terms of the MPN Credit Agreement which causes the acceleration of any indebtedness thereunder, or an event of default shall occur at any time under the terms of the Paragon Senior Subordinated Note Indenture which causes the acceleration of any indebtedness thereunder;

                 (o) A default or event of default shall occur at any time under the terms of the Term Loan Agreement, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

                 (p) A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of MPN, the Borrower or any Subsidiary of the Borrower in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of MPN, the Borrower, or any Subsidiary of the Borrower for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

                 (q) MPN, the Borrower, or any Subsidiary of the Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

          9.02   Consequences of Event of Default.
                 --------------------------------

          (a)    If an Event of Default specified under subsections (a) through
(o) of Section 9.01 hereof shall occur and be continuing, the Banks shall be under no further obligation to make Loans hereunder and the Administrative Agent upon the request of the Required Banks, shall (i) by written notice to the Borrower, declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the

Borrower to the Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Administrative Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest bearing account with the Administrative Agent, as cash collateral for its obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent and the Banks, and grants to the Administrative Agent and the Banks a security interest in, all such cash as security for such obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks, the Administrative Agent shall return such cash collateral to the Borrower; and

                 (b)  If an Event of Default specified under subsections (p) or
(q) of Section 9.01 hereof shall occur, the Banks shall be under no further obligations to make Loans hereunder and the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

                 (c) If an Event of Default shall occur and be continuing, any Bank to whom any obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Bank which has agreed in writing to be bound by the provisions of Section 10.13 hereof and any branch, subsidiary or affiliate of such Bank or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan party, to set-off against and apply to the then unpaid balance of all the Loans and all other obligations of such Loan party hereunder or under any other Loan Document any debt owing to, and any other fund held in any manner for the account of, such Loan Party by such Bank or participant or by such branch, subsidiary or affiliate, including, without limitation, all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by such Loan Party for its own account (but not including funds held in custodian or trust accounts) with such Bank or participant or such branch, subsidiary or affiliate. Such right shall exist whether or not any Bank or the Administrative Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of such Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any Collateral, Guaranty or any other security, right or remedy available to any Bank or the Administrative Agent; and

                 (d) If an Event of Default shall occur and be continuing, and whether or not the Administrative Agent shall have accelerated the maturity of Loans of the Borrower pursuant to any of the foregoing provisions of this
Section 9.02, the Agents or any Bank, if owed any amount with respect to the Notes, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the Notes, including as permitted by applicable Law the obtaining of the ex parte appointment of a
                                                    -- -----
receiver, and, if such amount shall
have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the agent or such Bank; and

                 (e) From and after the date on which the Administrative Agent has taken any action pursuant to this Section 9.02 and until all obligations of the Loan Parties have been paid in full, any and all proceeds received by the Administrative Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy by the Administrative Agent, shall be applied as follows:

                      (i) first, to reimburse the Administrative Agent and the Banks for reasonable out-of-pocket costs, expenses and disbursements, including without limitation reasonable attorneys' fees and legal expenses, incurred by the Administrative Agent or the Banks in connection with realizing on the Collateral or collection of any obligations of the Loan Parties under any of the Loan Documents, including advances made by the Banks or any one of them or the Administrative Agent for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including without limitation, advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral;

                      (ii) second, to the prepayment of all Indebtedness then due and unpaid of the Loan Parties to the Banks incurred under this Agreement or any of the Loan Documents, whether of principal, interest, fees, expenses or otherwise, in such manner as the Administrative Agent may reasonably determine in its discretion and with respect to principal, interest, and fees, shall be made in proportion to the Ratable Share of each Bank; and

                      (iii) the balance, if any, as required by Law.

                 (f) In addition to all of the rights and remedies contained in this Agreement or in any of the other Loan Documents, the Administrative Agent and the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code or other applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Administrative Agent may, and upon the request of the Required Banks shall (or shall, if applicable cause the Collateral Agent to), exercise all post-default rights granted to the Administrative Agent (or Collateral Agent, as the case may be) and the Banks under the Loan Documents or applicable Law.

                 (g) Following the occurrence and continuance of an Event of Default, the Borrower, at its cost and expense (including the cost and expense of obtaining any of the following referenced consents, approvals, etc.) will promptly execute and deliver or cause the execution and delivery of all applications, certificates, instruments, registration statements, and all other documents and papers the Administrative Agent may request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, accreditation, or authorization of any other Official Body or other person necessary or appropriate for the effective exercise of any rights hereunder or under the other Loan Documents. Without limiting the generality of the foregoing, the Borrower agrees that in the event the Administrative Agent or the

Collateral Agent on behalf of the Banks shall exercise its rights, hereunder or pursuant to the other Loan Documents, to sell, transfer, or otherwise dispose of, or vote, consent, operate, or take any other action in connection with any of the Collateral, the Borrower shall execute and deliver (or cause to be executed and delivered) all applications, certificates, assignments, and other documents that the Administrative Agent requests to facilitate such actions and shall otherwise promptly, fully, and diligently cooperate with the Administrative Agent or the Collateral Agent and any other necessary persons in making any application for the prior consent or approval of any Official Body or any other person to the exercise by the Administrative Agent or the Collateral Agent on behalf of the Banks of any of such rights relating to all or any of the Collateral. Furthermore, because the Borrower agrees that the remedies at law, of the agent on behalf of the Banks, for failure of the Borrower to comply with the provisions of Section 8.01(f) and of this Section 9.02(g) would be inadequate and that any such failure would not be adequately compensable in damages, the Borrower agrees that the covenants of Sections 8.01(f) and 9.02(g) may be specifically enforced.

                 (h) Upon the occurrence and continuance of an Event of Default, the Administrative Agent may request, without limiting the rights and remedies of the Administrative Agent on behalf of the Banks otherwise provided hereunder and under the other Loan Documents, that the Borrower do any of the following: (i) give the Collateral Agent on behalf of the Banks specific assignments of the accounts receivable of the Borrower and each Subsidiary after such accounts receivable come into existence, and schedules of such accounts receivable, the form and content of such assignment and schedules to be satisfactory to the Collateral Agent and the Administrative Agent, (ii) immediately notify the Administrative Agent if any of such accounts receivable arise out of contracts with the U.S. Government or any department, agency or instrumentality thereof, and execute any instruments and take any steps required by the Administrative Agent in order that all moneys due and to become due under such contract shall be assigned (to the extent permitted by law) to the Collateral Agent on behalf of the Banks and notice thereof given to the government under the Federal Assignment of Claims Act, if applicable, or any other applicable law or regulation; and in order to better secure the Collateral Agent on behalf of the Banks, in relation to such accounts receivable, and (iii) to the extent permitted by Law, enter into such lockbox agreements and establish such lockbox accounts as the Administrative Agent may require, with the local banks in areas in which the Borrower and its Subsidiaries may be operating (in such cases, all local lockbox accounts shall be depository transfer accounts entitled "In trust for PNC Bank, National Association, as Collateral Agent") which shall have agreed in writing to the Collateral Agent's requirements for the handling of such accounts and the transfer of account funds to the Collateral Agent on behalf of the Banks, all at the Borrower's sole expense, and shall direct all payments from Medicare, Medicaid, Blue Cross and Blue Shield, private payors, health maintenance organizations, all commercial payors and all other payors due to the Borrower or any Subsidiary, to such lockbox accounts.

          9.03   Notice of Sale.  Any notice required to be given by the
                 --------------
Administrative Agent or Collateral Agent of a sale, lease, or other disposition of the Collateral or any other intended action by the Administrative Agent or Collateral Agent, if given ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the relevant Loan Party.

                                   ARTICLE X
                                   THE AGENT
                                   ---------

          10.01  Appointment.  Each Bank hereby irrevocably designates, appoints
                 -----------
and authorizes PNC Bank to act as Administrative Agent for such Bank under this Agreement to execute and deliver or accept on behalf of each of the Banks the other Loan Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agents, the Administrative Agent or any of them by the terms hereof, together with such powers as are reasonably incidental thereto. PNC Bank agrees to act as the Administrative Agent on behalf of the Banks to the extent provided in this Agreement, and each of PNC Bank and First Union National Bank agrees to act as Agent on behalf of the Banks to the extent provided in this Agreement.

          10.02  Delegation of Duties.  The Agents and the Administrative Agent
                 --------------------
may perform any of its duties hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of its duties as Agents and the Administrative Agent) and, subject to Sections 10.05 and 10.06 hereof, shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

          10.03  Nature of Duties; Independent Credit Investigation. Neither the
                 --------------------------------------------------
Agents nor the Administrative Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The duties of the Administrative Agent and of the Agents shall be mechanical and administrative in nature; neither the Administrative Agent nor the Agents shall have by reason of this Agreement a fiduciary or trust relationship in respect of any Bank; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent or any Agent any obligation in respect of this Agreement except as expressly set forth herein. Without limiting the generality of the foregoing, the use of the term "Agents" in this Agreement with reference to the Agents or Administrative Agent, as the case may be, is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Bank expressly acknowledges (i) neither the Administrative Agent nor any Agent has made any representations and warranties to it and that no act by the Administrative Agent or any Agent hereafter taken, including any review of the affairs of the Loan Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent or any Agent to any Bank; (ii) that it has made and will continue to make, without reliance upon the Administrative Agent or any Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of the Loan Parties in connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that neither the Administrative Agent nor any Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

          10.04  Actions in Discretion of Agents; Instructions From the Banks.
                 ------------------------------------------------------------
The Administrative Agent and each Agent agrees, upon the written request of the Required Banks, to take or refrain from taking any action of the type specified as being within the Administrative Agent's or such Agent's rights, powers or discretion herein, provided that neither the Administrative Agent nor any Agent
                   --------
shall be required to take any action which exposes the Administrative Agent or any Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Banks, the Administrative Agent and each Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Banks or all of the Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to Section 10.06 hereof. Subject to the provisions of Section 10.06, no Bank shall have any right of action whatsoever against the Administrative Agent or any Agent as a result of the Administrative Agent or any Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks, or in the absence of such instructions, in the absolute discretion of the Administrative Agent or the Agents so long as the Administrative Agent or such Agent is otherwise authorized to act within its rights and powers as provided in this Agreement.

          10.05  Reimbursement and Indemnification of Agents by the Borrower.
                 -----------------------------------------------------------
The Borrower unconditionally agrees to pay or reimburse the Administrative Agent and each Agent and save the Administrative Agent and each Agent harmless against
(a) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including but not limited to reasonable fees and expenses of counsel, appraisers and environmental consultants, incurred by the Administrative Agent or any Agent (i) in connection with the development, negotiation, preparation, execution, performance by a Loan Party or an Excluded Entity and interpretation of this Agreement and the other Loan Documents, (ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof, (iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (iv) in any workout, restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and (b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever including, without limitation, all documentary stamp tax, non-recurring intangible personal property tax, recording or transfer taxes due to any Official Body together with all interest, fines, penalties, costs or other charges thereon which may be imposed on, incurred by or asserted against the Administrative Agent or any Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Administrative Agent or any Agent hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Administrative Agent's or any Agent's gross negligence or willful misconduct, or if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense, or if the same results from a compromise or settlement agreement entered into without the consent of the Borrower. In addition, upon the occurrence of an Event of Default, the Borrower agrees to reimburse and pay all reasonable out-of-pocket expenses of the Administrative Agent's or any Agent's regular employees and agents engaged periodically to perform audits of the Borrower's books, records and business properties.

          10.06  Exculpatory Provisions.  Neither the Administrative Agent, nor
                 ----------------------
nor any of their respective directors, officers, employees, agents, attorneys or affiliates shall (a) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including without limitation pursuant to any Loan Document, unless caused by its or their own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, unless caused by its or their own gross negligence or willful misconduct, or (c) be under any obligation to any of the Banks to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Loan Parties or any Excluded Entity, or the financial condition of the Loan Parties or any Excluded Entity, or the existence or possible existence of any Event of Default or Potential Default, unless caused by its or their own gross negligence or willful misconduct. Neither the Agent nor any Bank nor any of their respective directors, officers, employees, agents, attorneys or affiliates shall be liable to the Loan Parties or any Excluded Entity for consequential damages resulting from any breach of contract, tort or other wrong in connection with the negotiation, documentation, administration or collection of the Loans or any of the Loan Documents.

          10.07  Reimbursement and Indemnification of Agents by Banks. Each Bank
                 ----------------------------------------------------
agrees to reimburse and indemnify the Administrative Agent and each Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) in proportion of its Ratable Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent, the Agents, or any of them, in their respective capacities as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Administrative Agent or any Agent hereunder or thereunder, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from the Administrative Agent's or any Agent's gross negligence or willful misconduct, or (b) if such Bank was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense, or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Bank. In addition, each Bank agrees promptly to reimburse the Administrative Agent and each Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) in proportion to its Ratable Share for all amounts due and payable by the Borrower to the Administrative Agent or the Agents in connection with the periodic audit of the Borrower's books, records and business properties by the Administrative Agent or the Agents. In the event the Banks reimburse or indemnify the Administrative Agent or any Agent pursuant to this Section 10.07 and subsequent thereto the Administrative Agent or such Agent is reimbursed or indemnified by the Borrower with respect to the same matter for which indemnification or reimbursement was previously made by the Banks, such Administrative Agent or Agent will promptly refund to the Banks, in accordance with each Bank's Ratable Share, the duplicative amount.

          10.08  Reliance by Agents.  The Administrative Agent and each Agent
                 ------------------
shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and opinions of counsel and other professional advisers selected by the Administrative Agent or any Agent. The Administrative Agent and each Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

          10.09  Notice of Default.  Neither the Administrative Agent nor any
                 -----------------
Agent shall be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless such person has received written notice from a Bank or the Borrower referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a "notice of default."

          10.10  Notices.  Each of the Administrative Agent and each Agent shall
                 -------
promptly send to each Bank a copy of all notices received from any Loan Party pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Administrative Agent shall promptly notify the Borrower and the other Banks of each change in the Base Rate and the effective date thereof.

          10.11  Banks in Their Individual Capacities.  With respect to its
                 ------------------------------------
Commitments and the Loans made by it, the Administrative Agent and each Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Administrative Agent or an Agent, and the term "Banks" shall, unless the context otherwise indicates, include the Administrative Agent and each Agent in its individual capacity. PNC Bank and its affiliates, First Union National Bank and its affiliates and each of the Banks and their respective affiliates may, without liability to account, except as prohibited herein, make Loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with, the Borrower and its affiliates, in the case of the Administrative Agent or any Agent, as though it were not acting as Administrative Agent or Agent hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder.

          10.12  Holders of Notes.  The Administrative Agent and each Agent may
                 ----------------
deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Administrative

Agent and the Agents. Any request, authority or consent of any person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

          10.13  Equalization of Banks.  The Banks and the holders of any
                 ---------------------
participations in any Notes agree among themselves that, with respect to all amounts received by any Bank or any such holder for application on any obligation hereunder or under any Note or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts shall be shared ratably among the Banks and such holders in proportion to their interests in payments under the Notes, except as otherwise provided in Sections [4.04(b), 5.04(b) or 5.06(a)] hereof. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Loans in such amount as shall result in a ratable participation by the Banks and each such holder in the aggregate unpaid amount under the Notes, provided that if all or any portion of such excess amount is thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase.

          10.14  Successor Agents.  Any Agent or the Administrative Agent (i)
                 ----------------
may resign as Agent or Administrative Agent, as the case may be, or (ii) shall resign if such resignation is requested by the Required Banks, in the case of either (i) or (ii) upon not less than thirty (30) days' prior written notice to the Borrower and the Banks. If any Agent or the Administrative Agent shall resign under this Agreement, then either (a) the Required Banks shall appoint from among the Banks a successor Agent or Administrative Agent, as the case may be, for the Banks, or (b) if a successor Agent shall not be so appointed and approved within the thirty (30) day period following the Agent's or the Administrative Agent's notice to the Banks of its resignation, then the resigning Administrative Agent or resigning Agent, as the case may be, shall appoint, with the consent of the Borrower, such consent not to be unreasonably withheld, a successor Agent who shall serve as Agent, or Administrative Agent, as the case may be, until such time as the Required Banks appoint a successor agent. Upon its appointment pursuant to either clause (a) or (b) above, such successor agent shall succeed to the rights, powers and duties of the agent and the terms "Agent" and "Administrative Agent" shall mean such successor Agent or Administrative Agent, as the case may be, effective upon its appointment, and the former Administrative Agent's or Agent's rights, powers and duties as Agent or Administrative Agent shall be terminated without any other or further act or deed on the part of such former Agent or Administrative Agent or any of the parties to this Agreement. After the resignation of any Administrative Agent or Agent hereunder, the provisions of this Article X shall inure to the benefit of such former Agent and former Administrative Agent, and such former Agent and former Administrative Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was the Administrative Agent or an Agent under this Agreement.

          10.15  Administrative Agent's Fee.  The Borrower shall pay to the
                 --------------------------
Administrative Agent a non refundable, annual fee (the "Administrative Agent's Fee") as set forth in the agreement dated December 3, 1998, between the Borrower and the Administrative Agent, such fee to be payable in the manner and on the dates set forth in such letter agreement.

          10.16  Availability of Funds.  Unless the Administrative Agent shall
                 ---------------------
have been notified by a Bank prior to the date upon which a Loan is to be made that such Bank does not intend to make available to the Administrative Agent such Bank's portion of such Loan, the Administrative Agent may assume that such Bank has made or will make such proceeds available to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on the date the Administrative Agent recovers such amount, at a rate per annum equal to the Federal Funds Effective Rate in respect of the Loan.

          10.17  Calculations.  In the absence of gross negligence or willful
                 ------------
misconduct, the Administrative Agent shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Loans, fees or any other amounts due to the Banks under this Agreement. In the event an error in computing any amount payable to any Bank is made, the Administrative Agent, the Borrower and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

          10.18  Beneficiaries.  Except as expressly provided herein, the
                 -------------
provisions of this Article X are solely for the benefit of the Administrative Agent, each Agent and the Banks, and the Borrower shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent and each Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrower.

          10.19  Holding of Loan Documents. Administrative Agent agrees that all
                 -------------------------
original Loan Documents retained by it shall be retained for the benefit of the Banks, and the Administrative Agent shall make available copies of such documents retained by it upon the reasonable request of any of the Banks.

                                  ARTICLE XI
                                 MISCELLANEOUS
                                 -------------

          11.01  Modifications, Amendments or Waivers.  With the written consent
                 ------------------------------------
of the Required Banks, the Administrative Agent, acting on behalf of the Banks, and the Borrower or the other applicable Loan Party may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Banks or the Borrower or such Loan Party hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the obligations of the Borrower or such Loan Party hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Loan Parties and all of the Banks; provided that, no such agreement, waiver or consent may be made which will:

                 (a) without the written consent of all Banks, reduce the amount of the Commitment Fee or any other fees payable to any Bank hereunder, or amend Sections 5.02 [Pro Rata Treatment of Banks], 10.06 [Exculpatory Provisions] or 10.13 [Equalization of Banks] hereof;

                 (b) without the written consent of all Banks, whether or not any Loans are outstanding, extend the time for payment of principal or interest of any Loan, or reduce the principal amount of or the rate of interest borne by any Loan;

                 (c) without the written consent of all Banks, release any Collateral or other security, if any, for the Borrower's obligations hereunder (provided that, upon the request by the Borrower and so long as no Potential Default or Event of Default exists or is continuing as certified by the Borrower to the Agents and the Banks, with respect to any disposition or sale of assets which is permitted by Section 8.02(f) or (g), the Administrative Agent is hereby authorized to release liens on the assets so disposed of or sold and to release the Guaranty of any Subsidiary sold or disposed of without the consent of any
Bank);

                 (d) without the written consent of all Banks, release or terminate any Guaranty Agreement of any Loan Party;

                 (e) without the written consent of the Supermajority Required Banks and each Bank whose Combined Commitment equals $25,000,000 or more, amend Sections 2.01(c), 4.01(a) or 8.02(r), or change the definitions or the method of computing the ratios contained within such foregoing sections;

                 (f)  without the written consent of all Banks, amend Section
11.01 or change the definition of Supermajority Required Banks or the definition of Required Banks, or change any requirement providing for the Banks, the Supermajority Required Banks or the Required Banks to authorize the taking of any action hereunder; or

                 (g) without the written consent of all Banks, extend the Expiration Date or increase the amount of Commitment of any Bank hereunder.

          11.02  No Implied Waivers; Cumulative Remedies; Writing Required.  No
                 ---------------------------------------------------------
course of dealing and no delay or failure of the Administrative Agent, any Agent or any Bank in exercising any right, power or remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Administrative Agent, each Agent and the Banks under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

          11.03  Reimbursement and Indemnification of Banks by the Borrower;
                 -----------------------------------------------------------
Taxes.  The Borrower agrees unconditionally upon demand to pay or reimburse to
-----
each Bank (other than the Administrative Agents and the Agents, as to which the Borrower's obligations are set forth in Section 9.05) and to save such Bank harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including reasonable fees and expenses of counsel for each Bank except with respect to (a) and (b) below), incurred by such Bank (a) in connection with the interpretation of this Agreement, and other instruments and documents to be delivered hereunder, (b) relating to any requested amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and
(d) in any workout, restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, or (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever including, without limitation, all documentary stamp tax, non-recurring intangible personal property tax, recording or transfer taxes due to any Official Body together with all interest, fines, penalties, costs or other charges thereon which may be imposed on, incurred by or asserted against such Bank, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Bank hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Bank's gross negligence or willful misconduct, or (B) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense, or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower. The Banks will attempt to minimize the fees and expenses of legal counsel for the Banks which are subject to reimbursement by the Borrower hereunder by considering the usage of one law firm to represent the Banks and the Administrative Agents, and the Agents if appropriate under the circumstances. The Borrower agrees unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Administrative Agent, any Agent or any Bank to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees unconditionally to save the Administrative Agent, each Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

          11.04  Holidays.  Whenever any payment or action to be made or taken
                 --------
hereunder shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (except as provided in Sections 4.02(a) and (b) with respect to Interest Periods for Loans subject to a Euro-Rate Option), and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

          11.05  Funding by Branch, Subsidiary or Affiliate.
                 ------------------------------------------

          (a)    Notional Funding.  Each Bank shall have the right from time to
                 ----------------
time, without notice to the Borrower, to deem any branch, subsidiary or affiliate (which for the purposes of this Section 11.05 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Bank) of such Bank to have made, maintained or funded any Loan to which the Euro-Rate Option applies at any time, provided that immediately following (on the assumption that a payment were then due from the Borrower to such other office) and as a result of such change the Borrower would not be under any greater financial obligation pursuant to Section
5.06 hereof than it would have been in the absence of such change. Notional funding offices may be selected by each Bank without regard to the Bank's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Bank.

                 (b)  Actual Funding.  Each Bank shall have the right from time
                      --------------
to time, to make or maintain any Loan by arranging for a branch, subsidiary or affiliate of such Bank to make or maintain such Loan subject to the last sentence of this Section 11.05(b). If any Bank causes a branch, subsidiary or affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Banks but in no event shall any Bank's use of a branch, subsidiary or affiliate to make or maintain any part of the Loans hereunder cause such Bank or such branch, subsidiary or affiliate to incur any cost or expenses payable by the Borrower hereunder or require the Borrower to pay any other compensation to any Bank (including, without limitation, any expenses incurred or payable pursuant to Section 5.06 hereof) which would otherwise not be incurred).

          11.06  Notices.  All notices, requests, demands, directions and other
                 -------
communications (collectively "notices") given to or made upon any party hereto under the provisions of this Agreement shall be by telephone or in writing (including telex or facsimile communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth under their respective names on the signature pages hereof or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective (a) in the case of telex or facsimile, when received, (b) in the case of hand-delivered notice, when hand delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective, telephonic notices must be confirmed in writing no later than the next day by letter, facsimile or telex, (d) if given by mail, four (4) days after such communication is deposited in the mails with first class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered;

provided, that notices to the Administrative Agent shall not be effective until received. Any Bank giving any notice to the Borrower shall simultaneously send a copy thereof to the Administrative Agent, and the Administrative Agent shall promptly notify the other Banks of the receipt by it of any such notice.

          11.07  Severability.  The provisions of this Agreement are intended to
                 ------------
be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity and unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

          11.08  Governing Law.  This Agreement shall be deemed to be a contract
                 -------------
under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

          11.09  Prior Understanding.  This Agreement supersedes all prior
                 -------------------
understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments, except that for periods from January 1, 1998 through the date prior to the Eighteenth Amendment Effective Date, the fees and interest rates set forth in the Credit Agreement, as amended through Amendment No. 17 to Credit Agreement shall be and remain applicable for such periods.

          11.10  Duration; Survival.  All representations and warranties of the
                 ------------------
Borrower contained herein or made in connection herewith shall survive the making of Loans and shall not be waived by the execution and delivery of this Agreement, any investigation by the Administrative Agent, any Agent or the Banks, the making of Loans, or payment in full of the Loans. All covenants and agreements of the Borrower contained in Sections 8.01, 8.02 and 8.03 herein shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow hereunder and until termination of the Commitments and payment in full of the Loans. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Article V and Sections 10.05, 10.07 and 11.03 hereof, shall survive payment in full of the Loans and termination of the Commitments.

          11.11  Successors and Assigns.
                 ----------------------

          (i) This Agreement shall be binding upon and shall inure to the benefit of the Banks, the Agents, the Administrative Agent, the Borrower and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights and obligations hereunder or any interest herein. Each Bank may, at its own cost, make assignments of or sell participations in all or any part of its Commitment and the Loans made by it to one or more banks or other entities, subject in the case of assignments to the consent of the Borrower (which consent shall not be required (A) during any period in which an Event of Default exists or (B) in the case of an assignment by a Bank to an Affiliate of such Bank) and the Administrative Agent with respect to any assignee, such consent not to be unreasonably withheld, and provided that assignments may not be made in amounts less than $1,000,000. It is expressly agreed that upon and after the occurrence and during the continuation of an Event of Default the consent of the Administrative Agent shall be required, however the consent of the Borrower shall not be required for a Bank to make an assignment of all or any part of its Commitment. In order for a Bank, at any time to sell a participation in all or any part of its Commitment, the consent of the Administrative Agent shall be required, however the consent of the Borrower shall not be required. In the case of an assignment, upon receipt by the Administrative Agent of the Assignment and Assumption Agreement and payment to the Administrative Agent of a fee in the amount of $3,500, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Bank hereunder, the Commitments in
Section 2.01 shall be adjusted accordingly, and upon surrender of any Note subject to such assignment, the Borrower shall execute and deliver a new Note to the assignee in an amount equal to the amount of the Commitment or Loan assumed by it and a new Note to the assigning Bank in an amount equal to the Commitment or Loan retained by it hereunder. In the case of a participation, the participant shall only have the rights specified in Section 9.02(c) (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in clauses (a), (b) or (c) under
Section 11.01 hereof), all of such Bank's obligations under this Agreement or any other Loan Document shall remain unchanged and all amounts payable by any Loan party hereunder or thereunder shall be determined as if such Bank had not sold such participation. Each Bank may furnish any publicly available information concerning any Loan Party and any other information concerning any Loan Party in the possession of such Bank from time to time to assignees and participants (including prospective assignees or participants) provided such assignees and participants agree to be bound by the provisions of Section 11.2 hereof.

                 (ii) Notwithstanding any other provision of this Agreement, any Bank may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement, its Note and the other Loan Documents to any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Relegation 31 CFR Section 203.14 without notice to or consent of the Borrower or the Administrative Agent. No such pledge or grant of a security interest shall release the transferor Bank of its obligations hereunder or under any other Loan Document.

          11.12  Confidentiality.  The Agents, the Administrative Agent and the
                 ---------------
Banks each agree to keep confidential all information obtained from any Loan Party which is nonpublic and confidential or proprietary in nature (including any information any Loan Party specifically designates as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Agents, the Administrative Agent and the Banks shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such persons to maintain the confidentiality, (ii) assignees and participants as contemplated by Section 11.11, (iii) to the extent requested by any bank regulatory authority or, with notice to the Borrower, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (iv) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not subject to confidentiality restrictions, or (v) the Borrower shall have consented to such disclosure.

          11.13  Counterparts. This Agreement may be executed by different
                 ------------
parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

          11.14  Agent's or Bank's Consent.  Whenever the Administrative
                 -------------------------
Agent's, any Agent's or any Bank's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, the Administrative Agent, each Agent and each Bank shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

          11.15  Exceptions.  The representations, warranties and covenants
                 ----------
contained herein shall be independent of each other and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

          11.16  CONSENT TO FORUM; WAIVER OF JURY TRIAL.  THE BORROWER HEREBY
                 --------------------------------------
IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY AND UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESSES PROVIDED FOR IN
SECTION 11.06 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. THE BORROWER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. THE BORROWER, THE ADMINISTRATIVE AGENT, THE AGENTS AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

          11.17  Tax Withholding Clause.  At least five (5) Business Days prior
                 ----------------------
to the first date on which interest or fees are payable hereunder for the account of any Bank, each Bank that is not incorporated under the laws of the United States of America or state thereof agrees that it will deliver to each of the Borrower and the Administrative Agent two (2) duly completed copies of (i) Internal Revenue Service Form W-9, 4224 or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying in either case that such Bank is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty, or (ii) Form W-8 or other applicable form or a certificate of the Bank indicating that no such exemption or reduced rate is allowable with respect to such payments. Each Bank which so delivers a Form W-8, W-9, 4224 or 1001 further undertakes to deliver to each of the Borrower and the Administrative Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, either certifying that such Bank is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes or is subject to such tax at a reduced rate under an applicable tax treaty or stating that no such exemption or reduced rate is allowable. The Administrative Agent shall be entitled to withhold United States federal income taxes at the full withholding rate unless the Bank establishes an exemption or at the applicable reduced rate as established pursuant to the above provisions.

          11.18  Appointment of Collateral Agent.  Each Agent and each Bank has
                 -------------------------------
reviewed a copy of the Collateral Sharing Agreement and hereby consents to: (a) the Collateral Sharing Agreement and the appointment of PNC Bank as Collateral Agent under the Collateral Sharing Agreement, the First Mortgages, Pledge Agreements, Security Agreement, Patent, Trademark and Copyright Security Agreement and other Loan Documents and (b) the execution of the Collateral Sharing Agreement by the Administrative Agent on behalf of each Agent and each Bank.

                                   EXHIBIT 1

            AMENDED AND RESTATED RECITALS AND ARTICLES I THROUGH XI
                       OF THE REVOLVING CREDIT AGREEMENT


                   (Cover Page, table of contents and first
                 paragraph are also attached for convenience)

                                   EXHIBIT 2
                                   ---------

                   Bank                                    Fee
                   ----                                    ---
First Union National Bank                                  $14,945.65
PNC Bank, National Association                              12,228.26
Bank One, Kentucky/The First National Bank of Chicago       10,190.22
Mellon Bank, N.A.                                            8,831.52
Credit Lyonnais New York Branch                              8,831.52
BT Alex Brown                                                8,831.52
Toronto Dominion (New York), Inc.                            8,831.52
Bank of Tokyo-Mitsubishi Trust Company                       6,114.13
AmSouth Bank                                                 6,114.13
The Industrial Bank of Japan, Limited, New York Branch       6,114.13
Bank Austria Creditanstalt                                   5,434.78
The Long-Term Credit Bank of Japan, Limited New York         4,076.09
 Branch
Morgan Guaranty and Trust Company                            4,076.09
SunTrust Bank, Central Florida, N.A.                         4,076.09